   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 22, 2002.


                                                      REGISTRATION NO. 333-94539
                                                                       811-09779

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form N-4

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [   ]
                        PRE-EFFECTIVE AMENDMENT NO. ___                    [   ]


                       POST-EFFECTIVE AMENDMENT NO. 3                      [ x ]


                                       and


         REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940   [   ]
                                 AMENDMENT NO. 9                           [ x ]


                              JPF VARIABLE ANNUITY
                                SEPARATE ACCOUNT

                           (EXACT NAME OF REGISTRANT)

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                               (NAME OF DEPOSITOR)

             100 N. Greene Street, Greensboro, North Carolina 27401

              (ADDRESS OF DEPOSITOR'S PRINCIPAL EXECUTIVE OFFICES)

                DEPOSITOR'S TELEPHONE NUMBER, INCLUDING AREA CODE
                                 (336) 691-3000


NAME AND ADDRESS OF
AGENT FOR SERVICE:                      COPY TO:

Shari J. Lease, Esquire                 Joan E. Boros, Esquire
Jefferson Pilot Financial Life          Jorden Burt Boros Cicchetti Berenson &
Insurance Company                         Johnson LLP
One Granite Place                       1025 Thomas Jefferson Street, N.W.
Concord, NH  03301                      Suite 400 East
                                        Washington, DC  20007-0805

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE


[ ] immediately upon filing pursuant to paragraph (b) of Rule 485
[X] On May 1, 2002 pursuant to paragraph (b) of Rule 485
[ ] 60 days after filing pursuant to paragraph (a) (1) of Rule 485
[ ] On (date) pursuant to paragraph (a) (1) of Rule 485


IF APPROPRIATE CHECK THE FOLLOWING BOX:

[ ] this Post-Effective Amendment designates a new effective date for a previously filed

       Post-Effective Amendment


APPROXIMATE DATE OF PROPOSED OFFERING:
       As soon as practicable after effectiveness of the Registration Statement

TITLE OF SECURITIES BEING REGISTERED:
       Variable Portion of Contracts issued by the Separate Account

No filing fee is due because an indefinite number of shares is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

                            PROSPECTUS: MAY 1, 2002

                       THE PILOT CLASSIC VARIABLE ANNUITY
                                    ISSUED BY
                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               IN CONNECTION WITH
                      JPF VARIABLE ANNUITY SEPARATE ACCOUNT

One Granite Place, Concord, NH 03301    Telephone No.: 1-800-258-3648, Ext. 5394

This Prospectus describes the Pilot Classic Variable Annuity (the "Policy"), an individual flexible premium deferred variable annuity offered by Jefferson Pilot Financial Insurance Company ("we", "our" or the "Company"). The Policy is designed to help you plan for retirement or other long-term purposes. You may purchase it on either a tax qualified or non-tax qualified basis.

Because this is a flexible premium annuity policy, you may pay multiple premiums. We allocate your premiums among the Variable Sub-accounts of the JPF Variable Annuity Separate Account and the Interest Rate Guarantee Periods of the Guaranteed Interest Account in the proportions that you choose. Each Variable Sub-account invests exclusively in shares of one of the following Portfolios:

JPVF GROWTH PORTFOLIO
JPVF EMERGING GROWTH PORTFOLIO
JPVF MID-CAP GROWTH PORTFOLIO
JPVF CAPITAL GROWTH PORTFOLIO
JPVF SMALL COMPANY PORTFOLIO
JPVF MID-CAP VALUE PORTFOLIO
JPVF S&P 500 INDEX PORTFOLIO
JPVF SMALL-CAP VALUE PORTFOLIO
JPVF VALUE PORTFOLIO
JPVF INTERNATIONAL EQUITY PORTFOLIO
JPVF WORLD GROWTH STOCK PORTFOLIO
JPVF BALANCED PORTFOLIO
JPVF HIGH YIELD BOND PORTFOLIO
JPVF MONEY MARKET PORTFOLIO
AMERICAN CENTURY VP INTERNATIONAL FUND
AMERICAN CENTURY VP VALUE FUND, CLASS II
AYCO GROWTH FUND
FIDELITY VIP GROWTH PORTFOLIO
FIDELITY VIP EQUITY-INCOME PORTFOLIO
FIDELITY VIP CONTRAFUND(R) PORTFOLIO
MFS(R) RESEARCH SERIES
MFS(R) UTILITIES SERIES
PIMCO TOTAL RETURN PORTFOLIO
PROFUND VP TECHNOLOGY
PROFUND VP HEALTHCARE
PROFUND VP FINANCIAL
SCUDDER VIT SMALL CAP INDEX FUND CLASS B
T. ROWE PRICE MID-CAP GROWTH PORTFOLIO II
VANGUARD(R) VIF SMALL COMPANY GROWTH PORTFOLIO
VANGUARD(R) VIF MID-CAP INDEX PORTFOLIO
VANGUARD(R) VIF REIT INDEX PORTFOLIO

We may make available other allocation options in the future. Not all Variable Sub-accounts or Interest Rate Guarantee Periods may be available in all states.

Your Accumulation Value will vary up or down depending on the investment performance of the Variable Sub-accounts to which you have allocated your premium payments. We do not guarantee any minimum Accumulation Value for amounts allocated to the Variable Sub-accounts. Amounts which you allocate to the Guaranteed Interest Account will earn a specified interest rate. A Market Value Adjustment ("MVA") could increase or decrease the value of amounts withdrawn, transferred, or annuitized from the Guaranteed Interest Account.

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Prospectus sets forth the information you should know about the Policy. You should read it before investing and keep it for future reference. We have filed a Statement of Additional Information dated May 1, 2002 with the Securities and Exchange Commission ("SEC"). The information in the Statement of Additional Information is incorporated by reference in this Prospectus. You can obtain a free copy by writing us or calling us at the address or telephone number given above or checking the appropriate box on the application at time of purchase. The Table of Contents of the Statement of Additional Information appears at page 46 of this Prospectus.

THIS PROSPECTUS IS VALID ONLY IF ACCOMPANIED OR PRECEDED BY CURRENT PROSPECTUSES FOR THE PORTFOLIOS LISTED ABOVE. PLEASE READ THIS PROSPECTUS AND THE PROSPECTUSES FOR THE PORTFOLIOS CAREFULLY AND RETAIN THEM FOR YOUR FUTURE REFERENCE.

Policies and shares of the Portfolios are not deposits or obligations of or guaranteed by any bank. They are not federally insured by the FDIC or any other government agency. Investing in the Policies involves certain investment risks, including possible loss of principal invested.

THIS PROSPECTUS AND OTHER INFORMATION ABOUT THE JPF VARIABLE ANNUITY SEPARATE ACCOUNT REQUIRED TO BE FILED WITH THE SEC CAN BE FOUND IN THE SEC'S WEB SITE AT http://www.sec.gov OR MAY BE OBTAINED FROM THE SEC'S PUBLIC REFERENCE ROOM BY CALLING 202-942-8090.

TABLE OF CONTENTS

                                                      PAGE
DEFINITIONS                                            4
FEE TABLES                                             6
   Owner Transaction Expenses                          6
   Separate Account Annual Expenses                    6
   Portfolio Company Annual Expenses                   7
   Examples                                            8
SUMMARY INFORMATION ABOUT YOUR
   POLICY                                             12
CONDENSED FINANCIAL INFORMATION                       16
ALLOCATION OPTIONS                                    16
   Separate Account Investments                       16
   Mixed and Shared Funding: Conflicts
      of Interest                                     20
   The Guaranteed Interest Account                    20
   Market Value Adjustment                            21
THE PILOT CLASSIC VARIABLE ANNUITY
   POLICY                                             21
   Application and Issuance of Policies               21
   Free Look Period                                   22
   Premium Payments                                   22
      Initial Premium Payment                         22
      Additional Premium Payments                     22
      Allocation of Premium Payments                  23
   Accumulation Value                                 23
      Separate Account Accumulation Unit
         Value                                        23
      Minimum Accumulation Value                      24
   Transfers                                          24
      Telephone and Internet Transfers and
         Reallocations                                25
   Automated Transfers (Dollar Cost
      Averaging and Automatic Rebalancing)            25
DISTRIBUTIONS UNDER THE POLICY                        26
   Withdrawals                                        26
   Systematic Withdrawal Plan                         27
   Annuity Payments                                   27
      Maturity Date                                   28
      Election of Payment Option                      28
   Payment Options                                    28
   Death Benefit                                      30
      Death of Owner Prior to Maturity Date           30
      IRS Required Distribution                       30
      Spousal Continuation of Policy                  31
      Death of Annuitant Prior to Maturity
         Date                                         31
      Death of Annuitant on or After
         Maturity Date                                31
      Death of Owner on or After
         Maturity Date                                31
      Payment of Death Benefit to
         Beneficiary                                  31
   Payment Not Honored by Bank                        31
   Beneficiary                                        31
   Restrictions Under Qualified Policies              31
   Restrictions Under Section 403(b) Plans            31
CHARGES AND DEDUCTIONS                                32
   Withdrawal Charge                                  32
   Mortality and Expense Risk Charge                  32
   Administrative Expense Charge                      33
   Annual Administrative Fee                          33
   Optional Enhanced Death Benefit
      Charges                                         33
   Optional Extended Care Confinement &
      Terminal Illness Rider Charge                   33
   Transfer Charge                                    33
   Premium Taxes                                      33
   Federal, State and Local Taxes                     34
   Other Expenses Including Investment
      Advisory Fees                                   34
   Reduction in Charges for Certain Groups            34
CERTAIN FEDERAL INCOME TAX
   CONSEQUENCES                                       34
   Taxation of Annuities                              35
      In General                                      35
      Possible Changes in Taxation                    35
      Withdrawals from Qualified Policies             36
      Withdrawals from Non-Qualified
         Policies                                     36
      Annuity Payments                                36
      Penalty Tax                                     36
      Death Benefit Proceeds                          37
      Gifts and Other Transfers or Exchanges
         of the Policy                                37
      Multiple Policies                               37
      Withholding                                     37
      Other Tax Consequences                          37
      Qualified Plans                                 37
      Qualified Pension and Profit Sharing
         Plans                                        37
      Individual Retirement Annuities                 38
      Tax-Sheltered Annuities                         38
      Section 457 Deferred Compensation
         ("Section 457") Plans                        38
JEFFERSON PILOT FINANCIAL
   INSURANCE COMPANY                                  39
   The Separate Account                               39
DISTRIBUTOR OF THE POLICIES                           39
VOTING RIGHTS                                         40
LOANS                                                 40
ADDITIONAL INFORMATION ABOUT THE
   SEPARATE ACCOUNT                                   41
   Addition, Deletion, or Substitution of
      Investments                                     41
   Performance Data                                   42
   Company Ratings                                    43
GENERAL POLICY PROVISIONS                             44
LEGAL PROCEEDINGS                                     45
AVAILABLE INFORMATION                                 45
STATEMENT OF ADDITIONAL
   INFORMATION TABLE OF CONTENTS                      46

                                                   PAGE
APPENDIX I--WITHDRAWAL CHARGE
   CALCULATION                                       I-1
APPENDIX II--MARKET VALUE
   ADJUSTMENT CALCULATION AND
   EXAMPLES                                         II-1
APPENDIX III--CONDENSED FINANCIAL
   INFORMATION                                     III-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO DEALER, SALESPERSON OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

DEFINITIONS

ACCUMULATION UNIT--A unit of measure which we use to calculate Separate Account Value during the Pay-in Period.

ACCUMULATION VALUE--The value of all of the Accumulation Units held under your Policy in the Separate Account plus the value of all amounts held under your Policy in the Guaranteed Interest Account.

ANNUITANT--The natural person upon whose life the Annuity Payments are based. You will be the Annuitant unless you name someone else to be the Annuitant in the application. The Annuitant cannot be changed unless the Annuitant named in the application dies.

ANNUITY PAYMENTS--The payments we make to the Payee beginning on the Maturity Date. The amount of the Annuity Payments will be based on the Accumulation Value and the age and sex of the Annuitant on the Maturity Date, and the payment option and payment frequency that you select.

ANNUITY UNIT--A unit of measure we use to calculate the amount of each variable annuity payment.

BENEFICIARY--The persons or entities you designate to receive the Death Benefit under your Policy.

CODE--The Internal Revenue Code of 1986, as amended.

DEATH BENEFIT--The amount payable upon the death of the Owner during the Pay-in Period.

DUE PROOF OF DEATH--Information required by the Company to process a claim for a Death Benefit, including a death certificate and a death claim form acceptable to the Company.

EIA/VA SERVICE CENTER--One Granite Place, P.O. Box 515, Concord, NH 03302-0515. Notices, Requests and premium payments under the Policy must be sent to our EIA/VA Service Center.

GUARANTEED INTEREST ACCOUNT--An allocation option available under the Policy that provides a Guaranteed Interest Rate for a specified Interest Rate Guarantee Period. This rate will never be less than 3.00% per year. We guarantee the Guaranteed Interest Account, and it is not part of the Separate Account.

GUARANTEED INTEREST ACCOUNT VALUE--The portion of your Accumulation Value held in the Guaranteed Interest Account.

GUARANTEED INTEREST RATE--The applicable effective annual interest rate we will credit the Guaranteed Interest Account Value during each Interest Rate Guarantee Period. The rate is guaranteed to be at least 3.00% per year.

INTEREST RATE GUARANTEE PERIOD--A specified period which begins on the date that a premium payment is allocated to (or a portion of Accumulation Value is transferred to) the Guaranteed Interest Account to accumulate at a Guaranteed Interest Rate. Currently we offer one-year, three-year, and five-year Interest Rate Guarantee Periods as well as DCA six-month and DCA one-year Interest Rate Guarantee Periods if you participate in our dollar cost averaging program.

INVESTMENT OPTION--Each Variable Sub-account of the Separate Account.

ISSUE AGE--The age of the Owner on the Policy Date.

MARKET VALUE ADJUSTMENT ("MVA")--A positive or negative adjustment applied to the Guaranteed Interest Account Value in the event of a premature Full Withdrawal, Partial Withdrawal, transfer or annuitization that is requested prior to the end of a 3-year or 5-year Interest Rate Guarantee Period. The MVA does not apply during the last 30 days of the Interest Rate Guarantee Period.

MATURITY DATE--The date on which we make the first Annuity Payment under your Policy. The Maturity Date is the first day of the Pay-out Period.

OWNER (YOU, YOUR)--The person or entity entitled to the ownership rights of the Policy. The Owner is the person in whose name the Policy is issued. It is the person or entity named in the application, unless otherwise changed. Joint Owners are permitted only if they are spouses unless we consent otherwise. You may change the Owner by sending us a signed request. Our consent is needed to change the Owner.

PAYEE--The person or entity you designate to receive Annuity Payments under your Policy.

PAY-IN PERIOD--The period during which you make payments to us. In the Policy the Pay-in Period is referred to as the Accumulation Period. The Pay-in Period is the period between the Policy Date and the Maturity Date.

PAY-OUT PERIOD--The period during which we make payments to you. In the Policy the Pay-out Period is referred to as the Annuity Period. The Pay-out

Period begins on the Maturity Date and ends with the last Annuity Payment.

POLICY DATE--The effective date of your Policy and the date from which we measure your Policy years, quarters, months and anniversaries.

POLICY YEAR--The first Policy Year is the annual period which begins on the Policy Date. Subsequent Policy Years begin on each anniversary of the Policy Date.

PORTFOLIOS--Separate investment series of underlying funds whose shares are purchased by the Variable Sub-accounts.

REQUEST--A request in a form satisfactory to us, which is received by our EIA/VA Service Center.

SEPARATE ACCOUNT--The JPF Variable Annuity Separate Account, a separate account of Jefferson Pilot Financial Insurance Company, which consists of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets and all other separate account assets of the Company. The Separate Account is registered as a unit investment trust under the 1940 Act.

SEPARATE ACCOUNT VALUE--The portion of Accumulation Value held in the Separate Account. There is no guaranteed or minimum Separate Account Value.

SURRENDER VALUE--Proceeds payable upon a surrender of the Policy, equal to:

-   the Accumulation Value

-   plus or minus any applicable MVA

-   minus any applicable Withdrawal Charge

-   minus any applicable Annual Administrative Fee

-   minus any premium tax payable by us and not previously deducted

VALUATION DAY--Any day on which the New York Stock Exchange is open for trading except when the Securities and Exchange Commission has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valuation Day:
Good Friday, the Friday following Thanksgiving and the day before and/or following Christmas Day.

VALUATION PERIOD--The period of time beginning at the close of business on the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be more than one day.

VARIABLE SUB-ACCOUNT--Separate Account assets are divided into Variable Sub-accounts. Assets of each Variable Sub-account will be invested in shares of a corresponding Portfolio.

FEE TABLES

Owner Transaction Expenses
      Sales Charge on Premium Payments                                                    None
      Maximum Withdrawal Charge (as a % of premium
        payments withdrawn) (1)                                                           8%
      Annual Administrative Fee (2)                                                       $35
      Transfer Fee                                                                        No fee for first 12 transfers
                                                                                          each year; $10 for each additional
                                                                                          transfer (currently not assessed)

Separate Account Annual Expenses
      (effective annual rate as a percentage of average daily net assets)
        Mortality and Expense Risk Charge                                                 1.10%
        Administrative Expense Charge                                                     0.15%
                                                                                          ----
Total Separate Account Annual Expenses                                                    1.25%

Optional Benefits
      Optional Enhanced Death Benefit Option 1 Charge                                     0.10%
      Optional Enhanced Death Benefit Option 2 Charge                                     0.15%
      Optional Extended Care Confinement & Terminal Illness Rider Charge                  0.05%
                                                                                          ----
Total Separate Account Annual Expenses with
      Maximum Optional Benefits Selected                                                  1.45%

(1) The Withdrawal Charge is not applicable to premium payments withdrawn at least seven years after they are made, to the withdrawal of investment gains on premiums allocated to the Variable Sub-accounts, to the withdrawal of interest credited on premiums allocated to the Guaranteed Interest Account or to the first 10% of aggregate premium payments withdrawn during each Policy Year. (See "Free Withdrawal Amount.")

(2) This fee is waived if, on the last day of that Policy Year, your Accumulation Value is at least $50,000 or if 100% of your Accumulation Value is allocated to the Guaranteed Interest Account.

PORTFOLIO COMPANY ANNUAL EXPENSES
(as a percentage of average net assets)

                                                                                                                 TOTAL PORTFOLIO
                                                           MANAGEMENT     12b-1 DISTRIBUTION        OTHER            ANNUAL
                                                              FEES         AND/OR SERVICING       EXPENSES          EXPENSES
                                                         (AFTER EXPENSE   FEES (AFTER EXPENSE  (AFTER EXPENSE    (AFTER EXPENSE
                                                         REIMBURSEMENTS)    REIMBURSEMENTS)    REIMBURSEMENTS)   REIMBURSEMENTS)
                                                         ---------------    ---------------    ---------------   ---------------
JPVF Growth Portfolio                                            0.75%                                 0.12%            0.87%
JPVF Emerging Growth Portfolio                                   0.80%                                 0.14%            0.94%
JPVF Mid-Cap Growth Portfolio (1)                                0.90%                                 0.34%            1.24%
JPVF Capital Growth Portfolio (2)                                0.82%                                 0.09%            0.91%
JPVF Small Company Portfolio                                     0.75%                                 0.11%            0.86%
JPVF Mid-Cap Value Portfolio (1)                                 1.05%                                 0.23%            1.28%
JPVF S&P 500 Index Portfolio (3)                                 0.24%                                 0.04%            0.28%
JPVF Small-Cap Value Portfolio (1)                               1.30%                                 0.22%            1.52%
JPVF Value Portfolio                                             0.75%                                 0.08%            0.83%
JPVF International Equity Portfolio                              1.00%                                 0.17%            1.17%
JPVF World Growth Stock Portfolio                                0.75%                                 0.11%            0.86%
JPVF Balanced Portfolio                                          0.75%                                 0.11%            0.86%
JPVF High Yield Bond Portfolio                                   0.75%                                 0.36%            1.11%
JPVF Money Market Portfolio                                      0.50%                                 0.09%            0.59%
American Century VP International Fund                           1.26%                                 0.00%            1.26%
American Century VP Value Fund, Class II                         0.90%              0.25%              0.00%            1.15%
Ayco Growth Fund (4)                                             0.80%                                 0.20%            1.00%
Fidelity VIP Growth Portfolio, Initial Class (5)                 0.58%                                 0.10%            0.68%
Fidelity VIP Equity-Income Portfolio, Initial Class (5)          0.48%                                 0.10%            0.58%
Fidelity VIP Contrafund(R) Portfolio, Initial Class (5)          0.58%                                 0.10%            0.68%
MFS(R) Research Series                                           0.75%                                 0.14%            0.89%
MFS(R) Utilities Series                                          0.75%                                 0.18%            0.93%
PIMCO Total Return Portfolio (6)                                 0.25%              0.15%              0.25%            0.65%
ProFund VP Technology (7)                                        0.75%              0.25%              0.98%            1.98%
ProFund VP Healthcare (7)                                        0.75%              0.25%              0.98%            1.98%
ProFund VP Financial (7)                                         0.75%              0.25%              0.98%            1.98%
Scudder VIT Small Cap Index Fund-Class B (8)                     0.35%              0.25%              0.10%            0.70%
T. Rowe Price Mid-Cap Growth Portfolio II (9)                    0.85%              0.25%              0.00%            1.10%
Vanguard VIF Small Company Growth Portfolio (10)                 0.47%                                 0.04%            0.51%
Vanguard VIF Mid-Cap Index Portfolio (11)                        0.24%                                 0.06%            0.30%
Vanguard VIF REIT Index Portfolio (11)                           0.29%                                 0.10%            0.39%


(1)  Expense ratios were calculated on an annualized basis.

(2) The expense information has been restated to reflect the current management fee which was reduced effective March 1, 2002.

(3) The Portfolio's investment adviser has agreed to reimburse the Portfolio for total annual expenses above 0.28% of average net assets. Without such reimbursement, total annual expenses would have been 0.35%. The expense reimbursement plan is pursuant to a contract with the Portfolio's investment adviser which may be terminated by that investment adviser at any time after April 30, 2001 and terminates automatically on December 31, 2005.

(4) The Fund's investment adviser has agreed through December 31, 2002 to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Fund (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles, distribution related expenses (if any), and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 1.00% of the average daily net assets of the Fund for the fiscal year ending December 31, 2001. Without such reimbursement, total annual expenses would have been 5.35%.

(5) VIP refers to Variable Insurance Products. FMR or the fund has entered into varying arrangements with third parties who either paid or reduced a portion of the class' expenses. With these arrangements, the total annual expenses presented in the table were 0.65% for the VIP Growth Portfolio, 0.57% for the VIP Equity-Income Portfolio, and 0.64% for the VIP Contrafund(R) Portfolio. These arrangements may be discontinued at any time.

(6) If the investment manager had not reimbursed expenses, the ratio of operating expenses to average net assets would have been 0.66%.

(7) ProFund Advisors has contractually agreed to waive investment advisory and management service fees and to reimburse other expenses to the extent the Portfolio's total portfolio annual expenses exceed 1.98% of the Portfolio's average daily net assets through December 31, 2002. After such date, the expense limitation may be terminated or revised. Without such reimbursements the total portfolio annual expenses in the above table would have been 2.10% for ProFund VP Technology, 2.06% for ProFund VP Healthcare and 2.10% for ProFund VP Financial.

(8) The Portfolio's Class B shares are effective May 1, 2002 and other expenses in the above table have therefore been estimated taking into consideration the investment advisor's voluntary agreement to waive a portion of its management fee and reimburse certain expenses.

(9) T. Rowe Price Mid-Cap Growth Portfolio II is a share class of T. Rowe Price Mid-Cap Growth Portfolio. The II class is not a separate mutual fund. The II class pays a 0.25% 12b-1 distribution fee to participating insurance companies. The Portfolio pays T. Rowe Price an annual all-inclusive fee that includes investment management services and ordinary, recurring operating expenses, but does not cover interest, taxes, brokerage, nonrecurring and extraordinary items or fees and expenses for the Portfolio's independent directors. The fee is based on Portfolio average daily net assets and is calculated and accrued daily.

(10) The investment advisers for this Portfolio receive a quarterly advisory fee based on an annual percentage rate applied to average month-end net assets over the quarter increased or decreased based upon the advisers' performances in comparison to a benchmark index. This performance fee structure will not be in full operation for one of the Portfolio's advisers until December 31, 2003. Please see the Portfolio's prospectus and statement of additional information for more details.

(11) The Vanguard Group provides investment advisory services to the Portfolios on an at-cost basis.

Note: The Portfolio Company expense information was provided by the Portfolios and has not been independently verified by us. See the prospectuses or statements of additional information of the Portfolios for further details.

Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. The reimbursements, which are paid by the advisers and do not affect the expenses paid by owners, are separate from the expenses shown above.

EXAMPLES

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, assuming the entire Accumulation Value is allocated to the applicable Variable Sub-account and assuming you have selected the optional benefits with the maximum charges:

1.   If you surrender the Policy you would pay the following expenses:

                                                                                     1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                                                     ------      -------     -------     --------
Variable Sub-accounts:
JPVF Growth Portfolio                                                                 $104        $149        $192         $341
JPVF Emerging Growth Portfolio                                                        $105        $151        $195         $350
JPVF Mid-Cap Growth Portfolio                                                         $108        $160        $212         $387
JPVF Capital Growth Portfolio                                                         $105        $150        $194         $346
JPVF Small Company Portfolio                                                          $104        $149        $191         $340
JPVF Mid-Cap Value Portfolio                                                          $108        $162        $214         $392
JPVF S&P 500 Index Portfolio                                                          $ 99        $130        $159         $265
JPVF Small-Cap Value Portfolio                                                        $111        $169        $227         $420
JPVF Value Portfolio                                                                  $104        $148        $189         $336
JPVF International Equity Portfolio                                                   $107        $158        $208         $378
JPVF World Growth Stock Portfolio                                                     $104        $149        $191         $340
JPVF Balanced Portfolio                                                               $104        $149        $191         $340
JPVF High Yield Bond Portfolio                                                        $107        $156        $205         $371
JPVF Money Market Portfolio                                                           $102        $140        $176         $306
American Century VP International Fund                                                $108        $161        $213         $389
American Century VP Value Fund, Class II                                              $107        $158        $207         $376
Ayco Growth Fund                                                                      $106        $153        $199         $357
Fidelity VIP Growth Portfolio                                                         $103        $143        $181         $317
Fidelity VIP Equity-Income Portfolio                                                  $102        $140        $175         $304
Fidelity VIP Contrafund(R) Portfolio                                                  $103        $143        $181         $317
MFS(R) Research Series                                                                $105        $149        $193         $344
MFS(R) Utilities Series                                                               $105        $151        $195         $349
PIMCO Total Return Portfolio                                                          $102        $142        $179         $313
ProFund VP Technology                                                                 $115        $183        $252         $474
ProFund VP Healthcare                                                                 $115        $183        $252         $474
ProFund VP Financial                                                                  $115        $183        $252         $474
Scudder VIT Small Cap Index Fund Class B                                              $103        $143        $182         $320
T. Rowe Price Mid-Cap Growth Portfolio II                                             $107        $156        $204         $370
Vanguard VIF Small Company Growth Portfolio                                           $101        $137        $171         $294
Vanguard VIF Mid-Cap Index Portfolio                                                  $ 99        $130        $159         $265
Vanguard VIF REIT Index Portfolio                                                     $100        $134        $165         $280

2. If you annuitize or do not surrender the Policy, you would pay the following expenses:

                                                                                     1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                                                     ------      -------     -------     --------
Variable Sub-accounts:
JPVF Growth Portfolio                                                                  $24        $ 79        $142         $341
JPVF Emerging Growth Portfolio                                                         $25        $ 81        $145         $350
JPVF Mid-Cap Growth Portfolio                                                          $28        $ 90        $162         $387
JPVF Capital Growth Portfolio                                                          $25        $ 80        $144         $346
JPVF Small Company Portfolio                                                           $24        $ 79        $141         $340
JPVF Mid-Cap Value Portfolio                                                           $28        $ 92        $164         $392
JPVF S&P 500 Index Portfolio                                                           $19        $ 60        $109         $265
JPVF Small-Cap Value Portfolio                                                         $31        $ 99        $177         $420
JPVF Value Portfolio                                                                   $24        $ 78        $139         $336
JPVF International Equity Portfolio                                                    $27        $ 88        $158         $378
JPVF World Growth Stock Portfolio                                                      $24        $ 79        $141         $340
JPVF Balanced Portfolio                                                                $24        $ 79        $141         $340
JPVF High Yield Bond Portfolio                                                         $27        $ 86        $155         $371
JPVF Money Market Portfolio                                                            $22        $ 70        $126         $306
American Century VP International Fund                                                 $28        $ 91        $163         $389
American Century VP Value Fund, Class II                                               $27        $ 88        $157         $376
Ayco Growth Fund                                                                       $26        $ 83        $149         $357
Fidelity VIP Growth Portfolio                                                          $23        $ 73        $131         $317
Fidelity VIP Equity-Income Portfolio                                                   $22        $ 70        $125         $304
Fidelity VIP Contrafund(R) Portfolio                                                   $23        $ 73        $131         $317
MFS(R) Research Series                                                                 $25        $ 79        $143         $344
MFS(R) Utilities Series                                                                $25        $ 81        $145         $349
PIMCO Total Return Portfolio                                                           $22        $ 72        $129         $313
ProFund VP Technology                                                                  $35        $113        $202         $474
ProFund VP Healthcare                                                                  $35        $113        $202         $474
ProFund VP Financial                                                                   $35        $113        $202         $474
Scudder VIT Small Cap Index Fund Class B                                               $23        $ 73        $132         $320
T. Rowe Price Mid-Cap Growth Portfolio II                                              $27        $ 86        $154         $370
Vanguard VIF Small Company Growth Portfolio                                            $21        $ 67        $121         $294
Vanguard VIF Mid-Cap Index Portfolio                                                   $19        $ 60        $109         $265
Vanguard VIF REIT Index Portfolio                                                      $20        $ 64        $115         $280

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets, assuming the entire Accumulation Value is allocated to the applicable Variable Sub-account and assuming you have not selected any of the optional benefits:

1. If you surrender the Policy you would pay the following expenses:

                                                                                     1 YEAR      3 YEARS     5 YEARS     10 YEARS
                                                                                     ------      -------     -------     --------
Variable Sub-accounts:
JPVF Growth Portfolio                                                                 $102        $143        $180         $316
JPVF Emerging Growth Portfolio                                                        $103        $145        $184         $325
JPVF Mid-Cap Growth Portfolio                                                         $106        $154        $201         $362
JPVF Capital Growth Portfolio                                                         $103        $144        $183         $321
JPVF Small Company Portfolio                                                          $102        $142        $180         $315
JPVF Mid-Cap Value Portfolio                                                          $106        $155        $203         $367
JPVF S&P 500 Index Portfolio                                                          $ 97        $124        $147         $239
JPVF Small-Cap Value Portfolio                                                        $109        $163        $216         $397
JPVF Value Portfolio                                                                  $102        $141        $178         $311
JPVF International Equity Portfolio                                                   $105        $152        $197         $354
JPVF World Growth Stock Portfolio                                                     $102        $142        $180         $315
JPVF Balanced Portfolio                                                               $102        $142        $180         $315
JPVF High Yield Bond Portfolio                                                        $105        $150        $194         $346
JPVF Money Market Portfolio                                                           $100        $134        $165         $280
American Century VP International Fund                                                $106        $155        $202         $365
American Century VP Value Fund, Class II                                              $105        $151        $196         $351
Ayco Growth Fund                                                                      $104        $147        $188         $332
Fidelity VIP Growth Portfolio                                                         $101        $136        $170         $292
Fidelity VIP Equity-Income Portfolio                                                  $100        $133        $164         $278
Fidelity VIP Contrafund(R) Portfolio                                                  $101        $136        $170         $292
MFS(R) Research Series                                                                $103        $143        $182         $319
MFS(R) Utilities Series                                                               $103        $144        $184         $324
PIMCO Total Return Portfolio                                                          $100        $136        $168         $288
ProFund VP Technology                                                                 $113        $177        $241         $451
ProFund VP Healthcare                                                                 $113        $177        $241         $451
ProFund VP Financial                                                                  $113        $177        $241         $451
Scudder VIT Small Cap Index Fund Class B                                              $101        $137        $171         $294
T. Rowe Price Mid-Cap Growth Portfolio II                                             $105        $150        $193         $345
Vanguard VIF Small Company Growth Portfolio                                           $ 99        $131        $160         $268
Vanguard VIF Mid-Cap Index Portfolio                                                  $ 97        $124        $147         $239
Vanguard VIF REIT Index Portfolio                                                     $ 98        $127        $153         $253

2. If you annuitize or do not surrender the Policy, you would pay the following expenses:

                                                                                     1 YEAR      3 YEARS    5 YEARS      10 YEARS
                                                                                     ------      -------    -------      --------
Variable Sub-accounts:
JPVF Growth Portfolio                                                                  $22        $ 73        $130         $316
JPVF Emerging Growth Portfolio                                                         $23        $ 75        $134         $325
JPVF Mid-Cap Growth Portfolio                                                          $26        $ 84        $151         $362
JPVF Capital Growth Portfolio                                                          $23        $ 74        $133         $321
JPVF Small Company Portfolio                                                           $22        $ 72        $130         $315
JPVF Mid-Cap Value Portfolio                                                           $26        $ 85        $153         $367
JPVF S&P 500 Index Portfolio                                                           $17        $ 54        $ 97         $239
JPVF Small-Cap Value Portfolio                                                         $29        $ 93        $166         $397
JPVF Value Portfolio                                                                   $22        $ 71        $128         $311
JPVF International Equity Portfolio                                                    $25        $ 82        $147         $354
JPVF World Growth Stock Portfolio                                                      $22        $ 72        $130         $315
JPVF Balanced Portfolio                                                                $22        $ 72        $130         $315
JPVF High Yield Bond Portfolio                                                         $25        $ 80        $144         $346
JPVF Money Market Portfolio                                                            $20        $ 64        $115         $280
American Century VP International Fund                                                 $26        $ 85        $152         $365
American Century VP Value Fund, Class II                                               $25        $ 81        $146         $351
Ayco Growth Fund                                                                       $24        $ 77        $138         $332
Fidelity VIP Growth Portfolio                                                          $21        $ 66        $120         $292
Fidelity VIP Equity-Income Portfolio                                                   $20        $ 63        $114         $278
Fidelity VIP Contrafund(R) Portfolio                                                   $21        $ 66        $120         $292
MFS(R) Research Series                                                                 $23        $ 73        $132         $319
MFS(R) Utilities Series                                                                $23        $ 74        $134         $324
PIMCO Total Return Portfolio                                                           $20        $ 66        $118         $288
ProFund VP Technology                                                                  $33        $107        $191         $451
ProFund VP Healthcare                                                                  $33        $107        $191         $451
ProFund VP Financial                                                                   $33        $107        $191         $451
Scudder VIT Small Cap Index Fund Class B                                               $21        $ 67        $121         $294
T. Rowe Price Mid-Cap Growth Portfolio II                                              $25        $ 80        $143         $345
Vanguard VIF Small Company Growth Portfolio                                            $19        $ 61        $110         $268
Vanguard VIF Mid-Cap Index Portfolio                                                   $17        $ 54        $ 97         $239
Vanguard VIF REIT Index Portfolio                                                      $18        $ 57        $103         $253


The examples in these tables assume that all expense reimbursement plans remain in effect for the time periods shown.

We have included the above table and examples to assist you in understanding the costs and expenses that you will bear, directly or indirectly, by investing in the Separate Account. The table reflects expenses of the Separate Account as well as the Portfolios. However, the examples do not take into account any premium taxes you may pay. For additional information you should read "Charges and Deductions" in the Prospectus and the section on expenses in the Prospectus for each underlying Portfolio.

SUMMARY INFORMATION ABOUT YOUR POLICY

   The following summary describes some of the more important features of the Policy. The Policy is more fully described in the rest of the Prospectus. Please read the Prospectus carefully.

-  THE POLICY

   The Policy is a flexible premium deferred variable annuity policy. It is designed for tax-deferred retirement investing. It can be purchased on a non-qualified basis ("Non-Qualified Policy") or in connection with certain plans qualifying for favorable Federal income tax treatment ("Qualified Policy"). The Policy, like all deferred annuity policies, has two phases: the Pay-in Period and the Pay-out Period. During the Pay-in Period, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. The Pay-out Period begins when you (or your designated Payee) begin receiving payments from us under one of the payment options. The amount of money accumulated under your Policy during the Pay-in Period will be used to determine the amount of our payments to you during the Pay-out Period.

   You may allocate your premium payments to any combination of the allocation options under the Policy. The allocation options currently available are the 31 Variable Sub-accounts of the Separate Account, the three Interest Rate Guarantee Periods of the Guaranteed Interest Account and the two DCA Interest Rate Guarantee Periods of the Guaranteed Interest Account. These allocation options may not be available in all states.

   Each Variable Sub-account will invest in a single investment portfolio (a "Portfolio") of a mutual fund. Because the Separate Account Value will increase or decrease depending on the investment experience of the Variable Sub-accounts to which you allocate your premiums, you bear the entire investment risk with respect to amounts allocated to the Variable Sub-accounts. The investment policies and risks of each Portfolio are described in prospectuses for the Portfolios which accompany this Prospectus.

   The Policy may be issued as a group Policy in certain states. If you are covered under a group Policy, you will be issued a certificate as evidence of your participation under the group Policy. The description of the Policy in this Prospectus applies equally to a certificate under a group Policy unless otherwise described.

-  PURCHASING THE POLICY

   You can obtain an application from your registered representative. We must receive a completed application and an initial premium payment of at least $5,000 before we will issue a Non-Qualified Policy. A lower initial premium payment of $2,000 is required for a Qualified Policy. Your subsequent premium payments must be at least $50. We will not issue a Policy to you if either you or the Annuitant are more than 90 years old. For certain types of Qualified Policies you must be age 80 or younger before we will issue a Policy to you.

   If you are considering purchasing a Qualified Policy such as an IRA or a
   Section 403(B) tax-sheltered annuity, you will receive no additional tax advantage from the Policy. Therefore, when considering whether or not to purchase the Policy, you should only consider the Policy's other features, including the availability of lifetime payments and death benefit protection.

-  INVESTMENT OPTIONS

   You can allocate and reallocate your investment among the Variable Sub-accounts. Each Variable Sub-account invests in a single Portfolio. Under the Policy, the Separate Account currently invests in the following
   Portfolios:

   Jefferson Pilot Variable Fund, Inc.:
        Growth Portfolio
        Emerging Growth Portfolio
        Mid-Cap Growth Portfolio
        Capital Growth Portfolio
        Small Company Portfolio
        Mid-Cap Value Portfolio
        S&P 500 Index Portfolio
        Small-Cap Value Portfolio
        Value Portfolio
        International Equity Portfolio
        World Growth Stock Portfolio
        Balanced Portfolio
        High Yield Bond Portfolio
        Money Market Portfolio

   American Century Variable Portfolios, Inc.:
      American Century VP International Fund
      American Century VP Value Fund, Class II

   Ayco Series Trust:
      Ayco Growth Fund

   Variable Insurance Products Fund:
      Fidelity VIP Growth Portfolio
      Fidelity VIP Equity-Income Portfolio
      Fidelity VIP Contrafund(R) Portfolio

   MFS(R) Variable Insurance Trust:
      MFS(R) Research Series
      MFS(R) Utilities Series

   PIMCO Variable Insurance Trust:
      Total Return Portfolio

   ProFunds VP
      ProFund VP Technology
      ProFund VP Healthcare
      ProFund VP Financial

   Deutsche VIT Funds
      Scudder VIT Small Cap Index Fund Class B

   T. Rowe Price Equity Series, Inc.
      T. Rowe Price Mid-Cap Growth Portfolio II

   Vanguard Variable Insurance Fund
      Vanguard VIF Small Company Growth Portfolio
      Vanguard VIF Mid-Cap Index Portfolio
      Vanguard VIF REIT Index Portfolio

   Each Portfolio holds its assets separately from the assets of the other Portfolios. Each Portfolio has distinct investment objectives and policies which are described in the accompanying prospectuses for the Portfolios.

-  THE GUARANTEED INTEREST ACCOUNT

   We currently offer three different Interest Rate Guarantee Periods in the Guaranteed Interest Account, lasting for one, three and five years, and two different DCA Interest Rate Guarantee Periods, lasting for six months and one year, if you participate in our dollar cost averaging program. Not all periods are available in all states. We will credit specified interest rates to the amounts you allocate to the Guaranteed Interest Account. The amounts you allocate to the Guaranteed Interest Account may be subject to an MVA, if you request a withdrawal, transfer or annuitization 31 days or more prior to the end of a three-year or five-year Interest Rate Guarantee Period. Because of this adjustment and for other reasons, the amount we pay you upon a withdrawal or apply to a transfer or annuitization may be more or less than the Guaranteed Interest Account Value at the time of the transaction. However, the MVA will never reduce the earnings on amounts allocated to the Guaranteed Interest Account to less than 3.0% per year before any applicable Withdrawal Charges.

-  EXPENSES

   MORTALITY AND EXPENSE RISK CHARGE. We deduct a daily charge equal to a percentage of the net assets in the Separate Account for the mortality and expense risks that we assume. The effective annual rate of this charge is 1.10% of the Separate Account Value. This charge does not apply to the Guaranteed Interest Account.

   ADMINISTRATIVE EXPENSE CHARGE. We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net assets in each Variable Sub-account. We guarantee that we will not increase this charge. This charge does not apply to the Guaranteed Interest Account.

   ANNUAL ADMINISTRATIVE FEE. We impose a fee each year for Policy maintenance and related administrative expenses. This fee is $35 per Policy Year. We guarantee that we will not increase this fee. The fee will be deducted from the Accumulation Value on the last day of each Policy Year and upon Full Withdrawal of the Accumulative Value before a Policy anniversary. We will not deduct the fee if 100% of the Accumulation Value is held in the Guaranteed Interest Account. We will also not deduct the fee for a Policy Year if, on the last day of that year, the Accumulation Value is $50,000 or greater.

   TRANSFER CHARGE. Although we currently are not charging a transfer fee, the Policy permits us to charge you a $10 fee for each transfer in excess of 12 during any Policy Year.

   OPTIONAL ENHANCED DEATH BENEFIT CHARGES. To provide additional protection, you may choose one of two Optional Enhanced Death Benefits. If you choose Option 1, you will pay an additional charge equal to an effective annual rate of 0.10% of the daily net assets of the Separate Account. If you choose Option 2, you will pay an additional charge equal to an effective annual rate of 0.15% of the daily net assets of the Separate Account.

   OPTIONAL EXTENDED CARE CONFINEMENT & TERMINAL ILLNESS RIDER CHARGE. If you wish, you may elect to purchase this rider for an additional charge equal to an effective annual rate of 0.05% of the daily net assets of the Separate Account.

   WITHDRAWAL CHARGE. We may deduct a Withdrawal Charge from the amount of any Partial or Full Withdrawal. If a premium payment remains in your Policy for at least seven years, you will not incur a Withdrawal Charge on that amount. However, a Withdrawal Charge may apply to withdrawals of amounts invested less than seven years. A separate Withdrawal Charge Schedule applies to each premium payment. The Withdrawal Charge is a percentage of each premium payment withdrawn within the indicated time period. The Withdrawal Charge percentages are as follows:

              COMPLETED YEARS
               ELAPSED SINCE                 PERCENTAGE
              PREMIUM PAYMENT                  CHARGE
              ---------------                  ------
                Less than 1                      8%
                     1                           8%
                     2                           7%
                     3                           6%
                     4                           5%
                     5                           4%
                     6                           3%
                     7                           0%

   The Withdrawal Charge will not apply to withdrawals attributable to investment gains on your premiums allocated to Variable sub-accounts, interest credited to amounts held in the Guaranteed interest Account and certain other distributions. (See "Withdrawal Charge")

   In addition to a free withdrawal of investment gain, each year you are entitled to a free withdrawal amount equal to 10% of the aggregate premium payments at the time of the withdrawal on which we will not deduct a Withdrawal Charge.

   PREMIUM TAX. Some states charge a premium tax. We will deduct premium taxes if we must pay them. This may occur, for example, at the time when you pay the premium, surrender the policy, make a Partial Withdrawal, when the Policy reaches the Maturity Date, or when a Death Benefit is paid.

   FUND EXPENSES. In addition to our charges under the Policy, each Portfolio deducts amounts from its assets to pay its investment advisory fees and other expenses.

-  PAYMENT OPTIONS

   The Policy offers four payment options. You may choose a fixed annuity, a variable annuity, or a combination of both. The payment options include:

   -  Income for a fixed period (available as a fixed annuity only).

   - Life Income (Life Only; Life with guaranteed periods; Life with installment refund--available as a fixed annuity only).

   -  Interest Only (available as a fixed annuity only).

   -  Income of a Fixed Amount (available as a fixed annuity only).

   We reserve the right to offer additional payment options.

   You may change your payment option at any time before the Maturity Date. You may select the Maturity Date of your Policy. The Maturity Date may not be earlier than the second Policy anniversary date. The latest Maturity Date you may select is the later of the Annuitant's 90th birthday or ten years from the Policy Date. If your Policy is issued in connection with a qualified plan and you select a Maturity Date that is later than the date the Annuitant attains age 70 1/2, you may be required to make Partial Withdrawals prior to the Maturity Date to satisfy any minimum distribution requirements of the Code or the qualified plan. If you do not select a Maturity Date, the Maturity Date will be the later of the tenth Policy anniversary date or the Policy anniversary date on or immediately following the Annuitant's 70th birthday.

   If you select Annuity Payments on a variable basis, the amount of our payments to you will be affected by the investment performance of the Variable Sub-accounts you have selected. A fixed annuity payment option provides for payments that will be set on the Maturity Date and will not change. If you select a payment option that is a combination of variable and fixed payments, you must specify the allocation of the Accumulation Value between the fixed payment option and the variable payment option. You may not change the payment option or the frequency of Annuity Payments after we begin making Annuity Payments to you. After Annuity Payments begin, you cannot make a Full or Partial Withdrawal.

-  TAXES

   You should consult a qualified tax advisor for personalized answers. If you are a natural person, generally, earnings under your Policy are not taxed until amounts are withdrawn or distributions are made (e.g., a Full or Partial Withdrawal, or Annuity Payment). You may be deemed to have received a distribution and taxes may be due if you pledge or assign your Policy. Generally, a portion of any distribution or deemed distribution will be taxable as ordinary income. The taxable portion of certain distributions may be subject to withholding. In addition, a penalty tax may apply to certain distributions or deemed distributions under the Policy.

   Special rules apply if the Policy is owned by a corporation, certain trusts or other legal entity. Generally, any such Owner must include in income any increase in the excess of the Accumulation Value over the "investment in the contract" during the taxable year.

-  WITHDRAWALS

   At any time during the Pay-in Period, you may elect to receive all or a portion of your Policy's Surrender Value. The minimum Partial Withdrawal amount you may receive is $250 from a Variable Sub-account and $1,000 from the Guaranteed Interest Account. After a Partial Withdrawal, the remaining Accumulation Value must be at least $2,000.

   Although you have access to your money during the Pay-in Period, certain charges, such as the Withdrawal Charge, Annual Administrative Fee and state premium taxes, may be deducted on a withdrawal. You may also incur Federal income tax liability or tax penalties. In addition, if you have allocated some of the value of your Policy to the three-year or five-year Interest Rate Guarantee Periods of the Guaranteed Interest Account, the amount of your proceeds may be increased or decreased by an MVA.

-  DEATH BENEFIT

   We will pay a Death Benefit while the Policy is in force and before the Maturity Date, if the Owner dies, or if the Annuitant dies and the Owner is not a natural person. To receive the Death Benefit payment, the Beneficiary must return the Policy, provide us with Due Proof of Death, and elect a payment option. The Death Benefit will be at least equal to the Accumulation Value on the date we receive Due Proof of Death of the Owner (or Joint Owner). No Withdrawal Charge, MVA or Annual Administrative Fee is imposed upon amounts paid as a Death Benefit. You may also elect an optional Enhanced Death Benefit at the time you purchase your Policy. If you elect one of the optional Enhanced Death Benefits, you will pay an additional charge.

-  TRANSFERS

   During the Pay-in Period, you may transfer Accumulation Value among the allocation options subject to certain limitations. The minimum amount you may transfer from any Variable Sub-account is $250. The minimum amount you may transfer from the Guaranteed Interest Account is $1,000. Transfers from the Guaranteed Interest Account may be subject to an MVA. You may not transfer amounts into the DCA six-month or DCA one-year Interest Rate Guarantee Periods.

   During the Pay-out Period, if you have chosen a variable annuity payment option, you may transfer Separate Account Value between the various Variable Sub-accounts. However, if you have chosen a fixed annuity payment option, transfers are not permitted.

-  CANCELLATION

   You have a limited time period in which to return your Policy for cancellation and receive a refund as described in your Policy. This time period depends on the state in which your Policy is issued. In most states, it is ten days after you receive the Policy. If your Policy replaces another Policy, you have 20 days in which to cancel your Policy. The amount of your refund will depend on the state in which your Policy was issued. In most states, we will pay you an amount equal to the Accumulation Value on the date we receive the Policy from you and we will not deduct any Withdrawal Charges or administrative charges that would otherwise apply. The Accumulation Value may be more or less than your premium payments. In some states, we are required to refund your premium payments minus any Partial Withdrawals you may have already made from your Policy. Since state laws differ as to the time period you have to return your Policy and the amount of the refund to which you would be entitled, you should refer to your Policy for specific information about your circumstances.

-  REPORTS TO OWNERS

   Securities and Exchange Commission rules permit us to mail a single prospectus, annual and semi-annual report to each household. If you prefer to receive separate mailings for each member of your household, you may notify us by calling 1-800-258-3648, ext 5394.

-  INQUIRIES

   If you have a request or a question about procedures or your Policy, you can write to us at the EIA/VA Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. You may also send us a fax at 603-226-5123 or call us at 1-800-258-3648, EXT. 5394. When contacting us you should include the Policy number, your name and the Annuitant's name. Please make sure you also sign the inquiry or request.

   The foregoing summary is qualified in its entirety by the information in the remainder of this Prospectus, in the Statement of Additional Information, in the prospectus for each of the underlying Portfolios and in the Policy. You should refer to these documents for more detailed information. This Prospectus generally describes only the Policy and the Separate Account. Separate prospectuses attached hereto describe each Portfolio.

   CONDENSED FINANCIAL INFORMATION

   The value of an Accumulation Unit is determined on the basis of changes in the net asset value per share of the Portfolios and the assessment of the Separate Account expenses which may vary depending on the optional benefits you may have selected when purchasing your Policy. Please see appendix iii for information regarding each class of Accumulation Units.

   ALLOCATION OPTIONS

   You may allocate your premium payments to the Variable Sub-accounts of the Separate Account, to the Interest Rate Guarantee Periods of the Guaranteed Interest Account, or to a combination of these allocation options. You may only allocate your premium payments to the DCA six-month and DCA one-year Interest Rate Guarantee Periods if you participate in our dollar cost averaging program. These allocation options may not be available in all states. We reserve the right to limit the number of Variable Sub-accounts to which you may allocate your premium payments over the life of your Policy. There is no guaranteed or minimum Surrender Value for any premium payments or amounts allocated to any Variable Sub-account.

-  SEPARATE ACCOUNT INVESTMENTS

   The Separate Account currently is divided into 31 Variable Sub-accounts. We reserve the right to add, consolidate or remove Variable Sub-accounts. Each Variable Sub-account reflects the investment performance of a specific underlying Portfolio. Currently, the Variable Sub-accounts invest in Portfolios of the following open-end management investment companies:

      Jefferson Pilot Variable Fund, Inc. ("JPVF")
      American Century Variable Portfolios, Inc.
      Ayco Series Trust
      Fidelity(R) Variable Insurance Products Fund
      ("VIP")
      MFS(R) Variable Insurance Trust
      PIMCO Variable Insurance Trust.
      ProFunds VP
      Deutsche VIT Funds
      T. Rowe Price Equity Series, Inc.
      Vanguard Variable Insurance Fund

   Each Portfolio is managed by a registered investment adviser.

   The investment advisor for JPVF is Jefferson Pilot Investment Advisory Corporation. Jefferson Pilot Investment Advisory Corporation has contracted with the unaffiliated sub-investment managers listed in the table below to provide the day-to-day investment decisions for the JPVF Portfolios.

   The investment advisor for the American Century Variable Portfolios, Inc. is American Century Investment Management, Inc. ("American Century").

   The investment advisor for the Ayco Series Trust is The Ayco Company, L.P. ("Ayco").

   The investment advisor for VIP is Fidelity Management & Research
   Company ("FMR"). FMR Co., Inc. ("FMRC") serves as sub-advisor for the VIP Equity-Income Portfolio and the VIP Growth Portfolio. FMR has entered into sub-advisory agreements with FMRC, Fidelity Management & Research (U.K.) Inc., Fidelity Management & Research Far East Inc. and Fidelity Investments Japan Limited to provide sub-advisory services to the Contrafund(R) Portfolio.

   The investment advisor for the MFS(R) Variable Insurance Trust is Massachusetts Financial Services Company ("MFS").

   The investment advisor for the PIMCO Variable Insurance Trust is Pacific Investment Management Company ("PIMCO").

   The investment adviser for ProFunds VP is ProFund Advisors LLC.

   The investment adviser for Deutsche VIT Funds is Deutsche Asset Management, Inc. ("Deutsche").

   The investment adviser for T. Rowe Price Equity Series, Inc. is T. Rowe Price Associates, Inc. ("T. Rowe Price").

   The investment advisers for the Vanguard Small Company Portfolio of the Vanguard Variable Insurance Fund are Granahan Investment Management, Inc. ("Granahan") and Grantham, Mayo, Van Otterloo & Co. LLC ("GMO"). The Vanguard Group serves as the investment adviser for the Vanguard VIF Mid-Cap Index Portfolio and the Vanguard VIF REIT Index Portfolio.

   The investment objective and manager of each Portfolio is as follows:

---------------------------------------------------------------------------------------------------------------------------
                                            EQUITY PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
JPVF Growth Portfolio                       Capital growth by investing primarily in equity             Strong Capital
                                            securities that the Sub-Investment Manager                  Management, Inc.
                                            believes have above-average growth prospects.
---------------------------------------------------------------------------------------------------------------------------
JPVF Emerging Growth Portfolio              Long-term growth of capital. Dividend and                   MFS
                                            interest income from portfolio securities, if any, is
                                            incidental to the Portfolio's investment objective
                                            of long term growth.
---------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Growth Portfolio               Seeks capital appreciation.                                 Turner Investment
                                                                                                        Partners, Inc.
---------------------------------------------------------------------------------------------------------------------------
JPVF Capital Growth Portfolio               Seeks capital growth. Realization of income is              Janus Capital
                                            not a significant investment consideration and              Management LLC
                                            any income realized will be incidental.
---------------------------------------------------------------------------------------------------------------------------
JPVF Small Company Portfolio                Seeks growth of capital. The Portfolio pursues its          Lord, Abbett &
                                            objective by investing primarily in a diversified           Company
                                            portfolio of equity securities issued by small
                                            companies.
---------------------------------------------------------------------------------------------------------------------------
JPVF Mid-Cap Value Portfolio                Seeks capital appreciation.                                 Wellington
                                                                                                        Management
                                                                                                        Company
---------------------------------------------------------------------------------------------------------------------------
JPVF S&P 500 Index Portfolio(1)             Seeks investment results that correspond to the             Barclays Global
                                            total return of common stocks publicly traded in            Fund Advisors
                                            the United States, as represented by the S&P 500(R).
---------------------------------------------------------------------------------------------------------------------------
JPVF Small-Cap Value Portfolio              Seeks long-term capital appreciation by investing           Dalton, Greiner,
                                            primarily in securities of small-cap companies.             Hartman, Maher &
                                                                                                        Co.
---------------------------------------------------------------------------------------------------------------------------
JPVF Value Portfolio                        Long-term growth of capital by investing                    Credit Suisse Asset
                                            primarily in a wide range of equity issues that             Management, LLC
                                            may offer capital appreciation and,
                                            secondarily, to seek a reasonable
                                            level of current income.
---------------------------------------------------------------------------------------------------------------------------
JPVF International Equity Portfolio         Long-term growth of capital through investments             Lombard Odier
                                            in securities whose primary trading markets are             International
                                            outside the United States.                                  Portfolio
                                                                                                        Management Limited
---------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                            EQUITY PORTFOLIO CHOICES
------------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
------------------------------------------------------------------------------------------------------------------------------
JPVF World Growth Stock Portfolio           Long-term capital growth through a policy of                Templeton
                                            investing primarily in stocks of companies                  Investment Counsel,
                                            organized in the U.S. or in any foreign nation. A           LLC
                                            portion of the Portfolio may also be invested in debt
                                            obligations of companies and governments of any
                                            nation. Any income realized will be incidental.
------------------------------------------------------------------------------------------------------------------------------
American Century VP                         Seeks capital growth.                                       American Century
International Fund
------------------------------------------------------------------------------------------------------------------------------
American Century VP                         Seeks long-term capital growth. Income is a                 American Century
Value Fund, Class II                        secondary objective.
------------------------------------------------------------------------------------------------------------------------------
Ayco Growth Fund                            Seeks long-term growth of capital.                          The Ayco Company, L.P.
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Growth Portfolio               Seeks to achieve capital appreciation.                      FMR
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Equity-Income                  Seeks reasonable income. The Portfolio will also            FMR
Portfolio                                   consider the potential for capital appreciation.
                                            The Portfolio's goal is to achieve a
                                            yield which exceeds the composite
                                            yield on the securities comprising
                                            the Standards & Poor's Composite
                                            Index of 500 Stocks (S&P 500).
------------------------------------------------------------------------------------------------------------------------------
Fidelity VIP Contrafund(R) Portfolio        Seeks long-term capital appreciation.                       FMR
------------------------------------------------------------------------------------------------------------------------------
MFS Research                                Seeks to provide long-term growth of capital and            MFS
                                            future income.
------------------------------------------------------------------------------------------------------------------------------
MFS Utilities                               Seeks capital growth and                                    MFS
                                            current income (income above
                                            that available from a portfolio
                                            invested entirely in equity
                                            securities).
------------------------------------------------------------------------------------------------------------------------------
ProFund VP Technology                       Seeks daily investment results, before fees and             ProFund Advisors
LLC                                         expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Technology Sector Index.
------------------------------------------------------------------------------------------------------------------------------
ProFund VP Healthcare                       Seeks daily investment results, before fees and             ProFund Advisors
LLC                                         expenses, that correspond to the daily performance
                                            of the Dow Jones U.S. Healthcare Sector Index.
------------------------------------------------------------------------------------------------------------------------------
ProFund VP Financial                        Seeks daily investment results, before fees and             ProFund Advisors
LLC                                         expenses, that corresponds to the daily performance
                                            of the Dow Jones U.S. Financial Sector Index.
------------------------------------------------------------------------------------------------------------------------------
Scudder VIT Small Cap                       Seeks to replicate, as closely as possible, before          Deutsche
Index Fund Class B                          expenses, the performance of the Russell 2000
                                            Small Stock Index, which emphasizes stocks of
                                            small U.S. companies.
------------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Mid-Cap                       Seeks to provide long-term capital appreciation by          T. Rowe Price
Growth Portfolio II                         investing in mid-cap stocks with potential for
                                            above-average earnings growth.
------------------------------------------------------------------------------------------------------------------------------
Vanguard VIF Small Company                  Seeks to provide long-term growth of capital.               Granahan and GMO
Growth Portfolio
------------------------------------------------------------------------------------------------------------------------------
Vanguard VIF Mid-Cap                        Seeks to provide long-term growth of capital by             Vanguard
Index Portfolio                             attempting to match the performance of a
                                            broad-based market index of stocks of medium-size
                                            U.S. companies.
------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------
                                            EQUITY PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
Vanguard VIF REIT Index                     Seeks to provide a high level of income and                 Vanguard
Portfolio                                   moderate long-term growth of capital.
---------------------------------------------------------------------------------------------------------------------------
                                            EQUITY AND FIXED INCOME PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
JPVF Balanced Portfolio                     Reasonable current income and long-term                    Janus Capital
                                            capital growth, consistent with conservation               Management LLC
                                            of capital, by investing primarily in common
                                            stocks and fixed income securities.
---------------------------------------------------------------------------------------------------------------------------
                                            FIXED INCOME PORTFOLIO CHOICES
---------------------------------------------------------------------------------------------------------------------------
PORTFOLIO NAME                              OBJECTIVE                                                   MANAGER
---------------------------------------------------------------------------------------------------------------------------
JPVF High Yield Bond Portfolio              High level of current income by investing                   MFS
                                            primarily in corporate obligations with emphasis
                                            on higher yielding, higher risk, lower-rated or
                                            unrated securities.
---------------------------------------------------------------------------------------------------------------------------
JPVF Money Market Portfolio                 Seeks to achieve as high a level of                         MFS
                                            current income as is consistent with
                                            preservation of capital and liquidity.
---------------------------------------------------------------------------------------------------------------------------
PIMCO Total Return Portfolio                Seeks maximum total return, consistent with                 PIMCO
                                            preservation of capital and prudent
                                            investment management.
---------------------------------------------------------------------------------------------------------------------------

(1)"Standard & Poor's(R)", "S&P(R)", "Standard & Poor's 500", and "500" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

An investment in the JPVF Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or the FDIC or any other agency.

   We do not promise that the Portfolios will meet their investment objectives. Amounts you have allocated to Variable Sub-accounts may grow in value, decline in value, or grow less than you expect, depending on the investment performance of the Portfolios in which those Variable Sub-accounts invest. You bear the investment risk that those Portfolios will not meet their investment objectives. You should carefully review their prospectuses before allocating amounts to the Variable Sub-accounts of the Separate Account.

-  MIXED AND SHARED FUNDING: CONFLICTS OF INTEREST

   Shares of the Portfolios are available to insurance company separate accounts which fund variable annuity and variable life insurance policies, including the Policy described in the Prospectus. Shares of the Portfolios are offered to separate accounts of both affiliated and unaffiliated insurance companies. It is conceivable that, in the future, it may not be advantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in these Portfolios simultaneously, since the interests of such owners may differ. Although neither the Company nor the Portfolios currently foresee any such disadvantages either to variable life insurance or variable annuity owners, each Portfolio's Board of Trustees/Directors has agreed to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response thereto. If such a conflict were to occur, one of the separate accounts might withdraw its investment in a Portfolio. This might force that Portfolio to sell portfolio securities at disadvantageous prices.

-  THE GUARANTEED INTEREST ACCOUNT

   Premium payments allocated to the Guaranteed Interest Account and transfers to the Guaranteed Interest Account are not part of the Separate Account. Rather, the Guaranteed Interest Account is guaranteed by our general account which supports our insurance and annuity obligations. Interests in the Guaranteed Interest Account have not been registered with the SEC in reliance upon exemptions under the Securities Act of 1933 and the Guaranteed Interest Account has not been registered as an investment company under the Investment Company Act of 1940 ("1940 Act"). However, disclosures about the Guaranteed Interest Account may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses. Disclosure in this Prospectus relating to the Guaranteed Interest Account has not been reviewed by the SEC.

   Within the Guaranteed Interest Account, we currently offer three Interest Rate Guarantee Periods, lasting for one, three, and five years. We also currently offer DCA six-month and DCA one-year Interest Rate Guarantee Periods that you may utilize in order to participate in our dollar cost averaging program. The Guaranteed Interest Account, or certain of the Interest Rate Guarantee Periods, may not be available in all states. We will start a new Interest Rate Guarantee Period for each premium payment you allocate and each amount you transfer to the Guaranteed Interest Account. We will credit interest at a specified Guaranteed Interest Rate on each Interest Rate Guaranteed Period.

   The actual credited rate will be the interest rate in effect on the day that premium payments are allocated or amounts are transferred to the Guaranteed Interest Account. All interest rates are stated as annual effective yields. The interest rate for new money allocated to the Guaranteed Interest Account will reset periodically. Interest rates are set at the Company's sole discretion, but will never be less than an annual effective yield of 3.0%. The interest rate for premium payments allocated to the DCA six-month and DCA one-year Interest Rate Guarantee Periods is on the declining balance for such periods. There is no specific formula for determining the Guaranteed Interest Rate. Some of the factors that we may consider in determining the Guaranteed Interest Rate are: general economic trends, rates of return currently available and anticipated on our investments; expected investment yields; regulatory and tax requirements; and competitive factors.

   Amounts you allocate to the three-year and five-year Interest Rate Guarantee Periods may be subject to an MVA upon a withdrawal, transfer or annuitization requested 31 days or more prior to the end of the applicable Interest Rate Guarantee Period. The MVA will never reduce the return on amounts allocated to an Interest Rate Guarantee Period to less than 3.0% per year before any applicable Withdrawal Charge. Because of this adjustment and for other reasons, the amount you receive upon withdrawal or the amount applied to a transfer or annuitization may be more or less than the Account Value of the relevant Interest Rate Guarantee Period at the time of the transaction.

   You may only allocate new premium payments to the DCA six-month and DCA one-year Interest Rate Guarantee Periods. You cannot transfer Accumulation Value from a Variable Sub-account or any of the Interest Rate Guarantee Periods into a DCA Interest Rate Guarantee Period.

   You may elect to have your premium payments allocated to the Interest Rate Guarantee Periods at any time. In addition, you may transfer all or part of the Separate Account Value to one or more of the Interest Rate Guarantee Periods, except for the DCA six-month and DCA one-year Interest Rate Guarantee Periods, prior to the Maturity Date.

-  MARKET VALUE ADJUSTMENT

   The proceeds of a withdrawal or transfer made from the three or five year Interest Rate Guarantee Period of the Guaranteed Interest Account 31 days or more prior to the end of the applicable Interest Rate Guarantee Period will be increased or decreased by the application of the MVA. If the Maturity Date is 31 or more days before the end of a three or five year Interest Rate Guarantee Period, the amount applied to Annuity Payments from the Guaranteed Interest Account also may be increased or decreased by an MVA. Where applicable, the MVA is applied to the Guaranteed Interest Account Value. Where applicable, the MVA only applies to the portion of the partial withdrawal withdrawn from the Guaranteed Interest Account. No MVA is applied to any withdrawal or transfer made during the last 30 days of the Interest Rate Guarantee Period.

   The MVA will reflect the relationship between (a) the interest rate for the Guaranteed Interest Account then currently available for the period of time which most closely approximates the duration remaining in the Interest Rate Guarantee Period from which the withdrawal or transfer is made, and (b) the Guaranteed Interest Rate applicable to the Interest Rate Guarantee Period from which the withdrawal or transfer is made at the time of the transaction. For purposes of calculating (a) above, fractional years will be rounded to the nearest month and the interest rate will be calculated using linear interpolation.

   Generally, if your Guaranteed Interest Rate does not exceed the applicable currently available interest rate by at least 0.4%, then the application of the MVA will reduce the proceeds of a withdrawal or transfer. Conversely, if your Guaranteed Interest Rate exceeds the applicable currently available interest rate by more than 0.4%, the application of the MVA will increase the proceeds of a withdrawal or transfer.

   For example, assume that an Owner selects an initial Interest Rate Guarantee Period of five years and the Guaranteed Interest Rate for that duration is 8% per annum, and, at the end of four years, the Owner makes a Partial Withdrawal. If the currently available interest rate for the one year Interest Rate Guarantee Period is then 6%, the MVA will be positive and will increase the proceeds. On the other hand, if the currently available interest rate for the one year Interest Rate Guarantee Period is higher than the Guaranteed Interest Rate, for example 10%, the application of the MVA will cause a decrease in the amount payable.

   The MVA will never reduce the return on amounts allocated to the Interest Rate Guarantee Periods below 3.0% per year. Even on a partial withdrawal, a negative MVA may be as much as the total interest credited to the relevant Interest Rate Guarantee Period, as of the withdrawal date, in excess of an effective annual rate of 3.0%.

   The formula for calculating the MVA is set forth in Appendix II to this Prospectus, which contains examples of the application of the MVA.

   THE PILOT CLASSIC VARIABLE ANNUITY POLICY

   The Pilot Classic Variable Annuity Policy (the "Policy") is an individual flexible premium deferred variable annuity Policy. You may purchase the Policy on a non-qualified basis ("Non-Qualified Policy"). You may also purchase the Policy in connection with retirement plans or individual retirement accounts that qualify for favorable Federal income tax treatment ("Qualified Policy"). The Policy is designed to aid you in long-term financial planning.

-  APPLICATION AND ISSUANCE OF POLICIES

   Before we will issue a Policy, we must receive a completed application and an initial premium payment of at least $5,000 for Non-Qualified

   Policies. A lower minimum premium of $2,000 is required for Qualified Policies. You may pay the initial premium payment in a single payment or in 12 equal systematic payments over the first 12 Policy months. The systematic payments must be made via automatic debits or automated clearing house transfers from your checking or savings account. We reserve the right to reject any application or premium payment. For a Non-Qualified Policy, you (or the Annuitant, if you are not the Annuitant) must be age 90 or younger. You must be age 80 or younger for certain types of Qualified Policies. The Policy is not available in all states.

   If you properly complete the application and it can be accepted in the form received, your initial premium payment, minus any applicable premium tax, will be credited to the Accumulation Value within two business days after the later of our receipt of the application or our receipt of the initial premium payment at our EIA/VA Service Center. If we cannot credit the initial premium payment to the Separate Account because the application or other issuing requirements are incomplete, we will contact you within five business days and give an explanation for the delay. We will return the initial premium payment to you at that time unless you permit us to keep the initial premium payment and credit it as soon as the necessary requirements are fulfilled. In that event, we will credit the initial premium payment, minus any applicable premium tax, to the Accumulation Value within two business days of the application's completion.

   Your Policy will become effective on the date we credit the initial premium payment, minus any applicable premium tax, to the Accumulation Value.

-  FREE LOOK PERIOD

   You have a limited time period in which to return your Policy for cancellation and receive a refund as described in your Policy. This time period depends on the state in which your Policy is issued. In most states, it is ten days after you receive it. In most states if your Policy replaces another Policy, you have 20 days in which to cancel your Policy.

   In order to cancel the Policy you must deliver or mail a written notice to our EIA/VA Service Center, or to your registered representative from whom you purchased the Policy, and return the Policy. Your cancellation will be effective upon being postmarked, properly addressed and postage paid. The Policy will then be void as if it had never been issued.

   The amount of your refund will depend on the state in which your Policy was issued. In most states we will pay you an amount equal to the Accumulation Value on the date we receive the Policy from you. We will not deduct any Withdrawal Charges or administrative charges that would otherwise apply. The Accumulation Value at that time may be more or less than your premium payments. In some states we are required to refund your premium payments minus any Partial Withdrawals you may have already made from your Policy. If your Policy is issued in one of the states where we are required to refund your premium payments, the amount of your refund may be more or less than your Accumulation Value at that time.

-  PREMIUM PAYMENTS

   You should make all premium payments, checks, or electronic fund transfers payable to Jefferson Pilot Financial Insurance Company and they should be sent to our EIA/VA Service Center. We will provide you with a confirmation of each transaction. Your premium payments may be made directly on a flexible basis or through the systematic investment program on a monthly or quarterly basis. For certain qualified plans, premium payments may be made through a group billing or payroll deduction arrangement on a periodic basis.

   INITIAL PREMIUM PAYMENT. The minimum initial premium payment is currently $5,000 for Non-Qualified Policies and $2,000 for Qualified Policies. However, the minimum initial premium can be made in 12 equal monthly payments when you have elected the systematic investment program for additional premiums to be automatically withdrawn monthly from your bank account or when you are part of a periodic group billing or payroll deduction arrangement. We reserve the right to increase or decrease this amount for Policies issued after some future date. The initial premium payment is the only premium payment required to be paid under a Policy. The maximum initial premium payment that we currently accept without our prior approval is $1,000,000 if you are age 65 or younger and $500,000 if you are over age 65. If you purchased your Policy as part of a Tax Sheltered Annuity Salary Reduction Agreement, a lower minimum initial premium may apply.


   ADDITIONAL PREMIUM PAYMENTS. Prior to the Maturity Date and before a Death Benefit has become payable, you may make additional premium payments at any interval. The minimum additional premium payment under the Policy is $50. We reserve the right to limit the sum of premium payments and transfers to the Guaranteed Interest Account to $25,000 during any 12 month period. Total premium payments under the Policy may not exceed $1,000,000 without our prior approval. Additional premium payments will be credited to Accumulation Value as of the Valuation Period during which they are received at our EIA/VA Service Center.

   ALLOCATION OF PREMIUM PAYMENTS. We will allocate your premium payments among the Variable Sub-accounts as specified in your application. If you fail to specify how premium payments are to be allocated, the application cannot be accepted. You must allocate premium payments to one or more Variable Sub-accounts or Interest Rate Guarantee Periods, or some combination thereof in whole percentages (totaling 100%). Any allocation to a Variable Sub-account must be at least $50 and at least 5% of a premium payment. Any allocation to a one-year, three-year or five-year Interest Rate Guarantee Period of the Guaranteed Interest Account must be at least $1,000. Any allocation to a DCA six-month or DCA one-year Interest Rate Guarantee Period must be at least $5,000.

   The allocation specified in the application will continue to be used for additional premium payments unless you request a change of allocation. If you allocated some or all of your initial premium payment to a DCA six-month or DCA one-year Interest Rate Guarantee Period, any subsequent premium payments will be allocated according to the future premium allocation instructions indicated on your Additional Features Form, if any. If you did not provide for future premium allocation instructions on this Form, that portion of your premium payment that would have been allocated to the DCA Interest Rate Guarantee Period will instead be allocated into the allocation options indicated in the dollar cost averaging section of your completed Additional Features Form and the remaining portion of your subsequent premium payments will be allocated according to the instructions in your application.

   You may change the allocation instructions for premium payments any time before the Maturity Date by sending a Request to our EIA/VA Service Center. You must specify your new allocation choices. The allocation change will apply to premium payments received with or after the Request.

-  ACCUMULATION VALUE

   On the Policy Date, your Accumulation Value equals your initial premium payment minus any applicable charge for premium taxes. Thereafter, on any day on or before your Maturity Date, your Accumulation Value equals the sum of the Separate Account Value and the Guaranteed Interest Account Value.

   Your Accumulation Value will increase by:

   -  any additional premium payments we receive;

   - any increases in the Accumulation Value due to investment results of the Variable Sub-accounts you have selected;

   -  interest credited to the Guaranteed Interest Account.

   Your Accumulation Value will decrease by:

   -  any Partial or Full Withdrawals, including applicable charges;

   - any decreases in your Accumulation Value due to investment results of the Variable Sub-accounts you have selected;

   - the Mortality and Expense Risk Charge, the Administrative Expense Charge, any applicable Transfer Charge, and, on the last day of any Policy Year, the Annual Administrative Fee, if applicable;

   -  any charge for premium taxes, when applicable;

   - any charges for an Optional Enhanced Death Benefit or Optional Extended Care Confinement & Terminal Illness Rider, if elected.

   We will inform you of your Accumulation Value upon request.

   Your Accumulation Value is expected to change from Valuation Period to Valuation Period. A Valuation Period is the period between successive Valuation Days. A Valuation Day is any day that the New York Stock Exchange is open for trading. Holidays are generally not Valuation Days.

   SEPARATE ACCOUNT ACCUMULATION UNIT VALUE. When you allocate a premium payment or transfer an amount to a Variable Sub-account, it is credited to the Separate Account Value in the form of Accumulation Units. Each Variable Sub-account has a distinct Accumulation Unit value. The number of units credited is determined by dividing the portion of the premium payment (minus any applicable charge for premium taxes we deduct at such time) or amount transferred by the dollar value of one Accumulation Unit of the Variable Sub-account as of the end of the Valuation Period during which the allocation or transfer is made. When amounts are transferred out of, or withdrawn from, a Variable Sub-account, Accumulation Units are canceled or redeemed in a similar manner.

   We will determine the Separate Account Value on every Valuation Day. For each Variable Sub-account, the Accumulation Unit value for a given Valuation Period is based on the net asset value of a share of the corresponding Portfolio. Therefore, the Accumulation Units will fluctuate in value from day to day based on the investment experience of the corresponding Portfolio and the Separate Account Value will increase or decrease to reflect the investment performance of the corresponding Portfolio. The Separate Account Value also reflects expenses borne by the Portfolios and the deduction of certain charges. The determination of Variable Sub-account Accumulation Unit values is described in detail in the Statement of Additional Information.

   MINIMUM ACCUMULATION VALUE. A minimum Accumulation Value of $2,000 must be maintained during the Pay-in Period. If you fail to maintain the minimum Accumulation Value and no premium payments have been made in the past two years, then we may cancel the Policy and return the Accumulation Value minus any applicable fees to you in one lump sum. We will send a 90 day notice to you at the most current address you have given us before we cancel your Policy. If you make sufficient premium payments to restore the Accumulation Value to at least the minimum Accumulation Value within 90 days of the date of notice, the Policy will not be canceled.

-  TRANSFERS

   You can transfer Accumulation Value to or from Interest Rate Guarantee Periods of the Guaranteed Interest Account and/or any Variable Sub-account of the Separate Account, within certain limits, as described below. We reserve the right to restrict the transfer privilege in any way. We must receive your transfer request at our EIA/VA Service Center before we effect your transfer.

   We only make transfers on days when we and the New York Stock Exchange are open for business. If we receive your request on one of those days, we will make the transfer that day. Otherwise, we will make the transfer on the first subsequent day on which we and the New York Stock Exchange are open.

   Transfers during the Pay-in Period are subject to the following provisions:

   -  There is no limit to the number of transfers that can be made.

   - No fee is imposed on the first 12 transfers in each Policy Year during the Pay-in Period, but a fee equal to $10 may be imposed for each transfer in excess of 12 during any Policy Year. Although we reserve the right to impose the $10 fee, we currently have no plans to do so. We will provide at least 30 days notice of our intention to impose such a fee.

   - If, after a transfer, the remaining Guaranteed Interest Account Value of the Interest Rate Guarantee Period from which the transfer was made is less than $1,000 we may include that remaining value as part of the transfer.

   - If, after a transfer, the remaining Separate Account Value in the Variable Sub-account from which the transfer was made is less than $250, we may include that remaining Separate Account Value as part of the transfer.

   - The minimum amount you may transfer among the Variable Sub-accounts is $250 or the entire Separate Account Value remaining in the Investment Option.

   - The minimum amount that may be transferred to or from an Interest Rate Guarantee Period of the Guaranteed Interest Account is $1,000.

   - Transfers from an Interest Rate Guarantee Period that are made within 30 days of the end of the Interest Rate Guarantee Period are not subject to an MVA. All other transfers from Interest Rate Guarantee Periods are subject to an MVA, if applicable.

   - You may not transfer amounts into the DCA six-month or DCA one-year Interest Rate Guarantee Periods. Transfers out of the DCA six-month and DCA one-year Interest Rate Guarantee Periods may only be made pursuant to the terms of our dollar cost averaging program.

   During the Pay-out Period, under any variable payment option, you (whether you are the Annuitant or not) may transfer Separate Account Value among Variable Sub-accounts, subject to the following provisions:

   -  There is no limit to the number of transfers that can be made.

   - No fee is imposed on the first 12 transfers in each Policy Year during the Pay-out Period, but there may be a charge of $10 for each transfer in

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      excess of 12 during any Policy Year. We reserve the right to charge the fee, however, we currently have no plans to do so. We will provide at least 30 days notice of our intention to impose the fee.

   - If, after a transfer, the remaining Separate Account Value in the Variable Sub-account from which the transfer was made is less than $250, we may include that remaining Separate Account Value as part of the transfer.

   - The minimum amount you may transfer from a Variable Sub-account is $250 or the entire Separate Account Value remaining in the Variable Sub-account.

   Transfers between Variable Sub-accounts during the Pay-out Period will be processed based on the formula outlined in the Statement of Additional Information (see "Pay-out Period Transfer Formulas").

   We reserve the right to refuse or restrict transfers made by third-party agents on behalf of owners or pursuant to market timing services when we determine that such transfers will be detrimental to the Portfolios, owners or you. In addition, orders for the purchase of Portfolio shares may be subject to acceptance by the Portfolio. We reserve the right to reject, without prior notice, any transfer request to a Sub-account if the Sub-account's investment in the corresponding Portfolio is not accepted for any reason.

   No transfers of amounts applied to a fixed payment option are permitted.

   TELEPHONE AND INTERNET TRANSFERS AND REALLOCATIONS. You, your authorized representative or a member of your representative's administrative staff may request transfers by telephone or via the internet of Accumulation Value or reallocation of premium payments (including allocation changes pursuant to existing Dollar Cost Averaging and Automatic Rebalancing programs), provided we have received the appropriate authorization form. Internet transfers may not always be available. You will be asked to provide us with personal identification information at the time of your request. Although our procedures are reasonably designed to reduce the risk of unauthorized transfers or allocation changes, there still exists some risk. Neither the Company, Jefferson Pilot Variable Corporation, nor any of their affiliates are liable for any loss resulting from unauthorized transfers or allocation changes if the procedures have been followed, and you bear the risk of loss in such a situation.

-  AUTOMATED TRANSFERS (DOLLAR COST AVERAGING AND AUTOMATIC REBALANCING)

   Under our Dollar Cost Averaging ("DCA") program, you can instruct us to automatically transfer a specified dollar amount from any Variable Sub-account or a DCA six-month or DCA one-year Interest Rate Guarantee Period to one or more of the other Variable Sub-accounts. The program is not available in connection with transfers from or to the one-year, three-year or five-year Interest Rate Guarantee Periods of the Guaranteed Interest Account. The automatic transfers can occur monthly or quarterly, and the amount transferred each time must be at least $50. At the time the program begins, your Policy must have a minimum value of $5,000.

   DCA, an investment method which provides for regular, level investments over time, results in the purchase of more Accumulation Units when the Accumulation Unit Value is low, and fewer Accumulation Units when the Accumulation Unit Value is high. DCA generally helps reduce the risk of purchasing when market prices are high and selling when market prices are low. DCA transfers from a DCA six-month or DCA one-year Interest Rate Guarantee Period or from a Variable Sub-account investing in a Portfolio with a stabilized net asset value like the JPVF Money Market Portfolio will generally reduce the average total cost of indirectly purchasing Portfolio shares because a greater number of shares will be purchased when the share prices are lower. However, there is no guarantee that the DCA program will result in a higher Accumulation Value, protect against loss, or otherwise be successful. In addition, DCA transfers from a Variable Sub-account that invests in a Portfolio that does not maintain a stabilized net asset value may have the effect of reducing the average price of the Portfolio shares being redeemed. If you are seeking the potential benefit of DCA, you should choose either a DCA Interest Rate Guarantee Period or the JPVF Money Market Variable Sub-account as the source of transfers.

   Transfers from the DCA six-month and DCA one-year Interest Rate Guarantee Periods will take place over a six month or one year period, as applicable. Transfers from any DCA Interest Rate Guarantee Period must be completed by the end of the applicable Interest Rate Guarantee Period. We may in the future offer different periods for dollar cost averaging amounts from the DCA Interest Rate Guarantee Periods. We will only accept new premium payments into a DCA Interest Rate Guarantee Period. Amounts may not be transferred into a DCA Interest Rate Guarantee Period from the Variable Sub-accounts or from other Interest Rate Guarantee Periods. Once we commence the transfers from a DCA Interest Rate Guarantee

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   Period, you may not make any additional premium payments to any DCA
   Interest Rate Guarantee Period until the current DCA Interest Rate Guarantee Period has ended.

   If your Policy was issued in a state where we are required to return your premium payments if you cancel your Policy during the Free Look Period, we reserve the right to delay commencement of DCA transfers until the expiration of the Free Look Period. If the premium payments that are to be used for your DCA program will be sent to us at different times, we will hold the funds in the JPVF Money Market Sub-account until we have received all of the payments. If you discontinue the DCA program while amounts remain in the DCA Interest Rate Guarantee Period, we will transfer this remaining balance to the JPVF Money Market Sub-account unless you indicate otherwise.

   You can elect the DCA program when purchasing the Policy or at a later date. If you dollar cost average out of a Variable Sub-account, the election can specify that only a certain number of transfers will be made, in which case the program will terminate when that number of transfers has been made. Otherwise, the program will terminate when the amount in the Variable Sub-account equals $250 or less. At any one time, you are allowed to participate in only one DCA program. There is currently no charge for this program. Transfers made as part of the DCA program do not count toward the 12 free transfers that you are permitted annually under the Policy.

   An automatic rebalancing program is also available to you. This program provides a method for re-establishing fixed proportions between selected Variable Sub-accounts on a systematic basis. Under this program, the allocation between Variable Sub-accounts will be automatically readjusted to the desired allocation, subject to a minimum of 5% per Variable Sub-account, on a quarterly or annual basis. Transfers made as a result of this program do not count toward the 12 free transfers that you are permitted annually under the Policy. There is currently no fee charged for participation in this program. This program does not guarantee profits nor protect against losses.

   You may not elect to have DCA and Automatic Rebalancing at the same time. The applicable authorization form must be on file with us before either program may begin. We reserve the right to modify the terms and conditions of these programs, including charging fees for them, upon 30 days advance notice to you.

   DISTRIBUTIONS UNDER THE POLICY

-  WITHDRAWALS

   Prior to the Maturity Date, you may withdraw all (a "Full Withdrawal") or a portion (a "Partial Withdrawal") of the Surrender Value in exchange for a cash payment from us by sending a signed Request to our EIA/VA Service Center. The Surrender Value is the Accumulation Value plus or minus any MVA and minus any applicable Withdrawal Charge, any applicable Annual Administrative Fee, and any applicable charge for premium taxes payable by us and not previously deducted.

   The proceeds payable upon a Partial Withdrawal will be the Partial Withdrawal amount requested, increased or decreased by any applicable MVA and then decreased by any applicable Withdrawal Charge and any applicable premium taxes payable by us and not previously deducted. For Partial Withdrawals, you must specify the allocation option from which the withdrawal should be taken. If we do not receive allocation instructions from you, we will allocate the Partial Withdrawal proportionately among the Variable Sub-accounts and the Guaranteed Interest Account in the same proportions as you have instructed us to allocate your premium payments.

   No MVA is imposed on Full or Partial Withdrawals made from an Interest Rate Guarantee Period during the last 30 days of the Interest Rate Guarantee Period.

   The minimum amount that you can withdraw is $250 ($1,000 if the withdrawal is from any Interest Rate Guaranteed Period of the Guaranteed Interest Account) unless we agree otherwise or unless a smaller amount is required to comply with the Code. Qualified Policies may be subject to required minimum distribution requirements. (See "Certain Federal Income Tax Consequences.") In addition, following any Partial Withdrawal, your remaining Accumulation Value must be at least $2,000. If the processing of your Partial Withdrawal request would result in a remaining Accumulation Value of less than $2,000, we may treat your Partial Withdrawal request as a request for a Full Withdrawal of your Policy, and you will receive the Surrender Value. Following payment of the Surrender Value, your Policy will be canceled. If the amount requested to be withdrawn from an allocation option is greater

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   than the portion of the Accumulation Value attributable to that allocation option, we will pay you the entire portion of the Accumulation Value attributable to that allocation option, plus or minus any MVA, minus any Withdrawal Charge and minus any Annual Administrative Fee and any charge for applicable premium taxes payable by us and not previously deducted.

   The Separate Account Value remaining in any Variable Sub-account immediately following a Partial Withdrawal must be at least $250. The Guaranteed Interest Account Value remaining in an Interest Rate Guarantee Period immediately following a Partial Withdrawal must be at least $1,000. If the processing of your withdrawal request would result in Separate Account Value remaining in a Variable Sub-account of less than $250 or Guaranteed Interest Account Value remaining in an Interest Rate Guarantee Period of less than $1,000, we may treat your withdrawal request as a request for withdrawal of the entire Separate Account Value remaining in the relevant Variable Sub-account or the entire Guaranteed Interest Account Value remaining in the relevant Interest Rate Guarantee Period.

   You may surrender your entire Policy at any time prior to the Maturity Date by sending a Request for a Full Withdrawal to our EIA/VA Service Center. All of your rights and those of the Annuitant will terminate following a Full Withdrawal or at any time Partial Withdrawals reduce your Accumulation Value to zero. After the Maturity Date, no Full Withdrawal or Partial Withdrawal is permitted. (See "Payment Options.")

   Full and Partial Withdrawals will be processed using the Separate Account Value for the Valuation Period during which your Request for Full or Partial Withdrawal is received at our EIA/VA Service Center. We will pay all Full or Partial Withdrawal requests to you or to any other Payee that you designate within five business days (unless you choose a later date) following receipt of your request and all requirements necessary to process the Request at our EIA/VA Service Center, except as follows:

   - GUARANTEED INTEREST ACCOUNT--We reserve the right, when permitted by law, to defer payment of any Full or Partial Withdrawal from the Interest Rate Guarantee Periods for up to six months. If payment is deferred for 30 days or more we will credit the deferred amount with interest required by law.

   - SEPARATE ACCOUNT--We reserve the right to defer the payment of any Full or Partial Withdrawal from the Separate Account as permitted by the 1940 Act. Such a delay may occur because:

      - the New York Stock Exchange is closed for trading (other than usual weekend or holiday closing);

      -  the SEC determines that a state of emergency exists;

      - or an order or pronouncement of the SEC permits a delay for your protection.

   In addition, a premium payment amount is not available to satisfy a Full or Partial Withdrawal until the check or other instrument by which such premium payment was made has been honored.

   Full and Partial Withdrawals (including systematic withdrawals described below) may be taxable and a penalty tax may apply prior to age 59 1/2. (See "Certain Federal Income Tax Consequences.")

-  SYSTEMATIC WITHDRAWAL PLAN

   Under the Systematic Withdrawal Plan, you can instruct us to make automatic withdrawal payments to you monthly, quarterly, semi-annually or annually from a specified Variable Sub-account. In order to receive monthly payments, your Accumulation Value must be at least $20,000. In order to receive quarterly, semi-annual or annual payments, your Accumulation Value must be at least $10,000. The request for systematic withdrawal must specify a date for the first payment, which must be at least 30 but not more than 90 days after the form is submitted. Withdrawal Charges will not apply to the withdrawal of earnings on your premium payments or to the first 10% of aggregate premium payments (determined at the time of the withdrawal) that is withdrawn during a Policy Year. Amounts withdrawn in excess of 10% will be subject to any applicable Withdrawal Charge. No other charge will be made in connection with the Systematic Withdrawal Plan. Systematic withdrawals may not be taken from the Guaranteed Interest Account. Systematic withdrawals may result in certain tax consequences. (See "Certain Federal Income Tax Consequences.")

-  ANNUITY PAYMENTS

   We will make Annuity Payments beginning on the Maturity Date, provided that the Policy is in force on that date. The payment option and frequency of Annuity Payments may not be changed after Annuity Payments begin. Unless you specify otherwise, the Payee of the Annuity Payments is the

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   Annuitant. The dollar amount of the payments will depend on numerous factors including the Accumulation Value on the Maturity Date, the type of Annuity and payment option you elect, the frequency of payments you elect, and possibly the age and sex of the Annuitant on the Maturity Date.

   MATURITY DATE. You may select the Maturity Date at the time the application is completed. You may change the Maturity Date from time-to-time, by submitting a Request to us, provided that notice of each change is received by our EIA/VA Service Center at least 30 days prior to the then-current Maturity Date along with the written consent of any irrevocable Beneficiaries. The Maturity Date may not be earlier than the second Policy anniversary date. The latest Maturity Date which may be elected, unless we otherwise consent, is the Annuitant's 90th birthday or the tenth Policy anniversary (whichever is later). If you do not select a Maturity Date, the Maturity Date will be the later of the tenth Policy anniversary date or the Policy anniversary date on or immediately following the Annuitant's 70th birthday.

   ELECTION OF PAYMENT OPTION. During your lifetime and that of the Annuitant and prior to the Maturity Date, you may choose a payment option. You may change the option, but a Request specifying a change of option and the written consent of any irrevocable Beneficiary must be received by our EIA/VA Service Center at least 30 days prior to the Maturity Date. If no election is made at least 30 days prior to the Maturity Date, payments will be made as an annuity for the Annuitant's life with Annuity Payments guaranteed for ten years. (See "Payment Options") You may not change the payment option after the Maturity Date.

-  PAYMENT OPTIONS

   The Policy provides the payment options which are described below. Payment Options II(a) and II(b) are offered as either a fixed annuity or a variable annuity. Payment Options I, II(c), III and IV are only available as a fixed annuity. You may elect a fixed annuity, a variable annuity, or a combination of both. If you elect a combination, you must specify what part of the Accumulation Value is to be applied to the fixed and variable payment options. Unless you specify otherwise, the Guaranteed Interest Account Value will be used to provide a fixed annuity and the Separate Account Value will be used to provide a variable annuity. Variable Annuity Payments will be based on the Variable Sub-account(s) that you select, or on the allocation of the Separate Account Value among the Variable Sub-accounts.

   The selection of certain payment options may violate minimum distribution rules required by the Code. For example, Payment Options III and IV may not be available to the Owner of a Qualified Policy or the Beneficiary of any Qualified or Non-Qualified Policy. The election of any payment option may be changed to comply with the requirements of the Code.

   If the amount of the Annuity Payments will depend on the age and sex of the Annuitant, the Payee must be the Annuitant and we reserve the right to ask for satisfactory proof of the Annuitant's age and sex. If Annuity Payments are contingent upon the survival of the Annuitant, we may require evidence satisfactory to us that the Annuitant is living. We may delay making payments until satisfactory proof is received.

   On the Maturity Date, the sum of:

   - the Guaranteed Interest Account Value plus or minus any applicable MVA, and

   -  the Separate Account Value;

   - minus any premium taxes, payable by us and not previously deducted, will be applied to provide for Annuity Payments under the selected payment option.

   A fixed annuity provides for Annuity Payments which will remain constant pursuant to the terms of the payment option elected. The effect of choosing a fixed annuity is that the amount of each payment will be set on the Maturity Date and will not change. The Annuity Payments will be fixed in amount by the fixed annuity provisions selected and, for some options, the age and sex of the Annuitant. The fixed annuity payment amounts are determined by applying the annuity purchase rate specified in the Policy to the portion of the Accumulation Value allocated to the fixed annuity payment option that you select. (The "annuity purchase rate" is a factor used in computing the amount of the Annuity Payment that we will pay the Annuitant monthly for each $1,000 of Accumulation Value to be allocated to a payment option. Quarterly, semi-annual and annual Annuity Payments are also available.) However, if the Company's annuity purchase rates in effect on the Maturity Date would result in higher Annuity Payments, then those more favorable rates will be used. If a fixed annuity is selected, the Separate

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   Account Value used to provide the fixed annuity will be transferred to the general assets of the Company, and may become subject to the claims of the Company's third party creditors.

   A variable annuity provides for payments that fluctuate or vary in dollar amount, based on the investment performance of your selected allocations to one or more Variable Sub-accounts. The payment option table in the Policy reflects an assumed interest rate of 3.0%, so if the actual net investment performance of the Variable Sub-account is less than this rate, then the dollar amount of the actual variable Annuity Payments will decrease. If the actual net investment performance of the Variable Sub-account is higher than this rate, then the dollar amount of the actual variable Annuity Payments will increase. If the net investment performance exactly equals the 3.0% rate, then the dollar amount of the actual variable Annuity Payments will remain constant. You should consult the Statement of Additional Information for more detailed information as to how we determine variable Annuity Payments.

   You may choose to receive Annuity Payments under any one of the payment options described below. In addition, we reserve the right to offer or to consent to other plans of payment before the Maturity Date.

   NOTE CAREFULLY: Under Payment Option II(a) (Life Only with no Guaranteed Period) it would be possible for only one Annuity Payment to be made if the Annuitant were to die before the due date of the second Annuity Payment; only two Annuity Payments if the Annuitant were to die before the due date of the third Annuity Payment; and so forth.

   The following payment options are available:

   PAYMENT OPTION I--Income for Fixed Period (Available as a Fixed Annuity
   Only). We make periodic payments for the period you have chosen. The fixed period must be at least five years and cannot be more than 30 years.

   PAYMENT OPTION II--You may elect one of the following three options:

   (a) LIFE ONLY. Annuity Payments are paid as long as the Annuitant lives. The Payee must be the Annuitant.

   (b) LIFE WITH GUARANTEED PERIOD. Annuity Payments are paid during the guaranteed period. After the guaranteed period ends, Annuity Payments are paid as long as the Annuitant lives. The Payee must be the Annuitant.

   (c) LIFE WITH INSTALLMENT REFUND--(Available as a Fixed Annuity Only). Annuity Payments are paid until the sum of the payments equals the amount of the Accumulation Value on the Maturity Date. After that, Annuity Payments are paid as long as the Annuitant lives. The Payee must be the Annuitant.

   PAYMENT OPTION III--Interest Only Payments (Available as a Fixed Annuity
   Only). For an agreed period of at least five years, we will hold the proceeds and pay interest at a rate we declare annually at our discretion subject to a guaranteed minimum rate of 3.0% per year. You may elect to have the interest paid to the Payee periodically or you can allow the interest to accumulate. At any time during the period, the annuity proceeds plus any accumulated interest may be applied under another payment option. You may also choose at the end of the period to receive the annuity proceeds plus any accumulated interest in a lump sum or apply it under another payment option.

   PAYMENT OPTION IV--Income of a Fixed Amount (Available as a Fixed Annuity
   Only). We will pay proceeds in fixed amounts until the proceeds reach zero. The payment period must be at least five years.

   During the Pay-out Period, you may (whether or not you are the Annuitant), upon Request, transfer a portion of any Variable Sub-account to another Variable Sub-account within the Separate Account (See "Transfers"). However, during the Pay-out Period, no Full or Partial Withdrawals are permitted.

   A portion of the entire amount of the Annuity Payments may be taxable as ordinary income. If, at the time the Annuity Payments begin, we have not received a proper written election not to have Federal income taxes withheld, we must by law withhold those taxes from the taxable portion of your Annuity Payments and pay that amount to the Federal government. (See "Certain Federal Income Tax Consequences.")

   Except as otherwise agreed to by you and the Company, Annuity Payments will be payable monthly. If your Accumulation Value is less than $2,000 (or an amount that would provide monthly Annuity Payments of less than $20 under any payment option) on the Maturity Date, we will pay

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   you a lump sum. We may require proof from the Payee of the Annuitant's survival as a condition of future payments.

   In some states, the Policies offered by this Prospectus contain payment option tables that provide for different benefit payments to men and women of the same age. We will use these sex-distinct tables, where permitted, for Non-Qualified Policies and IRAs. We will use unisex tables for Qualified Policies (other than IRAs).

-  DEATH BENEFIT

   DEATH OF OWNER PRIOR TO MATURITY DATE. If you die before the Maturity Date while this Policy is in force, we will pay the Beneficiary a Death Benefit. If your Policy has Joint Owners and one of the Joint Owners dies, the surviving Owner (provided he or she survives the deceased Owner by more than 24 hours) will be the Beneficiary rather than any other Beneficiary you may have designated.

   GUARANTEED MINIMUM DEATH BENEFIT--The guaranteed minimum death benefit is the greater of:

   -  the sum of all premium payments minus any Partial Withdrawals, and

   - the Accumulation Value, minus any taxes payable by us and not previously deducted.

   The Death Benefit is equal to the greater of:

   -  the guaranteed minimum death benefit;

   -  and if elected, the optional enhanced death benefit.

   OPTIONAL ENHANCED DEATH BENEFIT--You may also elect one of two optional enhanced death benefit features that provide additional death benefit guarantees. You must elect an optional enhanced death benefit at the time you purchase your Policy and you must be less than age 70. And once you elect an enhanced death benefit you may not change or terminate it.

   The optional enhanced death benefits that you may elect are:

   OPTION 1--Under Option 1 the enhanced death benefit is the greater of:

   - the sum of all premium payments minus any adjusted partial withdrawals, accumulated with interest at 4.0% per year through the end of the Policy Year you reach age 75; but in no case more than 200% of all premium payments minus any Partial Withdrawals; or

   - the Accumulation Value on the most recent fifth Policy anniversary occurring while you are alive and before you reach age 75, plus any premium payments and minus any adjusted Partial Withdrawals made since that Policy anniversary.

   If you elect this option, we will deduct an additional charge equal to an effective annual rate of 0.10% of the daily net assets of the Separate Account for the enhanced death benefit.

   OPTION 2--Under Option 2 the enhanced death benefit is the greatest Accumulation Value on any Policy anniversary while you are alive and before you reach age 75, plus any premium payments and minus any adjusted Partial Withdrawals made since that Policy anniversary.

   If you elect this option, we will deduct an additional charge equal to an effective annual rate of 0.15% of the daily net assets of the Separate Account for the enhanced death benefit.

   For purposes of the above, we will use the Accumulation Value as of the date we received due proof of the Owner's or Joint Owner's death.

   The adjusted Partial Withdrawal amount equals (A) multiplied by (B) where:

      (A) is the ratio of the amount of the Partial Withdrawal to the Accumulation Value on the date of the Partial Withdrawal; and

      (B) is the Death Benefit on the date of the Partial Withdrawal.

   Death Benefit payments will be made in a lump sum or in accordance with your or the Beneficiary's election. The Beneficiary may elect to use the lump sum payment to establish an account through our retained asset program. The retained asset program allows the Beneficiary to write one or more checks up to the amount of Death Benefit proceeds credited to the account plus any applicable interest. The amount in the retained asset account will earn interest at the floating 13 week U.S. Treasury Bill rate, determined quarterly, from the date the claim is processed until the date the checks are cleared. We guarantee that the interest rate will never be less than an annual rate of 2%, compounded monthly.

   IRS REQUIRED DISTRIBUTION. Federal tax law requires that if you die before the Maturity Date, then the entire value of the Policy must generally be distributed within five years of the date of your death. Special rules may apply to your spouse. Other rules apply to Qualified Policies. (See "Certain Federal Income Tax Consequences").

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   SPOUSAL CONTINUATION OF POLICY. If you die before the Maturity Date and the
   Beneficiary is your surviving spouse, your spouse may choose to not receive the Death Benefit and may continue the Policy and become the Owner. The excess, if any, of the Death Benefit over the Accumulation Value will be added to the Accumulation Value. In this situation, if you were also the Annuitant, your spouse will become the new Annuitant. If your spouse chooses to continue the Policy, no Death Benefit will be paid because of your death.

   DEATH OF ANNUITANT PRIOR TO MATURITY DATE. If you are not the Annuitant and the Annuitant dies prior to the Maturity Date, you may name a new Annuitant. If no new Annuitant is named, you become the new Annuitant.

   If you are a non-natural person (i.e., a trust or corporation) for purposes of Code Section 72, then the primary Annuitant's death will be treated as the death of the owner and will result in payment of the Death Benefit.

   DEATH OF ANNUITANT ON OR AFTER MATURITY DATE. If the Annuitant dies on or after the Maturity Date while there are remaining guaranteed annuity payments to be made, we will continue to make the remaining guaranteed annuity payments to only one of the following, in this order:

   -  the named Payee, if any and if living

   -  the Beneficiary, if any and if living

   -  the Owner, if living, and

   -  the Owner's estate.

   DEATH OF OWNER ON OR AFTER MATURITY DATE. If you die on or after the Maturity Date and before the Annuitant while there are remaining guaranteed annuity payments to be made, we will continue to make the remaining guaranteed annuity payments to only one of the following, in this order:

   -  any named Payee, if living

   -  any Joint Owner, if living

   -  any Beneficiary, if living, and

   -  the deceased Owner's estate

   PAYMENT OF DEATH BENEFIT TO BENEFICIARY. Instead of accepting the Death Benefit, the Beneficiary (after your death) can choose by Request to receive Annuity Payments based on his or her life expectancy. Payment under any payment option must be for the life of the Beneficiary or for a number of years that is not more than the life expectancy of the Beneficiary, at the time of your death (as determined for Federal tax purposes), and must begin within one year of your death.

-  PAYMENT NOT HONORED BY BANK

   Any distribution under the Policy which is derived, all or in part, from any amount paid to us by check or draft may be postponed until we determine that the instrument has been honored.

-  BENEFICIARY

   You may name more than one Beneficiary in the application. You may change a Beneficiary by sending a signed Request to our EIA/VA Service Center. When the EIA/VA Service Center records the change, it will take effect as of the date we receive your Request at our EIA/VA Service Center. You may designate the amount or percentage of the Death Benefit that each Beneficiary receives, either in the application or by a signed Request. If you do not make such a designation, the Death Benefit will be paid in equal shares to each Beneficiary. We will comply with all state and Federal laws requiring notification of the change in Beneficiary.

   If you die and you have not named a Beneficiary, or your named Beneficiary predeceased you and you did not name a new Beneficiary, your estate will be the Beneficiary. If your Policy is owned by Joint Owners and one of the Joint Owners dies, the surviving Joint Owner will be the deemed Beneficiary provided he or she survives the deceased Joint Owner by more than 24 hours. Our consent is needed if you wish to name a Joint Owner that is not your spouse.

-  RESTRICTIONS UNDER QUALIFIED POLICIES

   Other restrictions with respect to the election, commencement, or distribution of benefits may apply under Qualified Policies or under the terms of the plan in respect of which Qualified Policies are issued.

-  RESTRICTIONS UNDER SECTION 403(b) PLANS

   Section 403(b) of the Code provides for tax-deferred retirement savings plans for employees of certain non-profit and educational organizations. In accordance with the requirements of Section 403(b), any Policy used for a 403(b) plan will prohibit distributions of elective contributions and earnings on elective contributions except upon death of the employee, attainment of age 59 1/2, separation from service, disability, or financial hardship. In addition, income attributable to elective contributions may not be distributed in the case of hardship.

   CHARGES AND DEDUCTIONS

   We will make certain charges and deductions under the Policy in order to compensate us for incurring expenses in distributing the Policy, bearing mortality and expense risks under the Policy, and administering the Separate Account and the Policies. We may also deduct charges for transfers, premium taxes, optional benefits and riders you may elect, and other Federal, state or local taxes. In addition, certain deductions are made from the assets of the Portfolios for management fees and expenses.

-  WITHDRAWAL CHARGE

   Upon a Full or Partial Withdrawal, Withdrawal Charges may apply. Withdrawal Charges are calculated assuming that policy earnings are withdrawn first. Policy earnings include investment gains on premiums allocated to the Separate Account and interest credited to premiums allocated to the Guaranteed Interest Account. Withdrawal Charges will not be imposed on withdrawals of policy earnings. After all policy earnings have been withdrawn, premium payments are deemed to be surrendered in the order in which they were received. The length of time from receipt of a premium payment to the time of withdrawal determines the percent of the Withdrawal Charge. The Withdrawal Charge is assessed as a percentage of the premium payment withdrawn as follows:

           COMPLETE YEARS
            ELAPSED SINCE
           PREMIUM PAYMENT             WITHDRAWAL CHARGE
           ---------------             -----------------
             Less than 1                      8%
                  1                           8%
                  2                           7%
                  3                           6%
                  4                           5%
                  5                           4%
                  6                           3%
                  7                           0%

   The Withdrawal Charge will not be applied under the following circumstances:

   -  If you cancel the Policy during the Free Look Period.

   -  Payment of the Death Benefit.

   -  On any free withdrawal amount. (See below.)

   - To comply with any minimum distribution requirements of the Code for the Policy.

   - If you selected an optional Extended Care Confinement and Terminal Illness Rider when you purchased your Policy, and after the first policy Anniversary, you (1) become confined to a hospital or a state-licensed inpatient extended care facility for at least 30 consecutive days or (2) are first diagnosed as suffering from an illness that reduces your life expectancy to 12 months or less from the date of diagnosis, and you meet all of the conditions contained in the rider. You may only elect this rider at the time you purchase your Policy. You will pay a daily charge for this rider. This charge is equal to an effective annual rate of 0.05% of the daily net assets of the Separate Account. We reserve the right to terminate this rider if you or any Joint Owner is changed. Otherwise, once you elect this rider it cannot be changed or dropped. This rider may not be available in all states.

   We will tell you the amount of Withdrawal Charge that would be assessed upon a withdrawal upon request. More information about how the Withdrawal Charge is calculated for Full or Partial Withdrawals is in Appendix I.

   FREE WITHDRAWAL AMOUNT. In addition to a free withdrawal of policy earnings, you are entitled to withdraw up to 10% of the aggregate premium payments each year without a Withdrawal Charge. This free withdrawal amount is equal to 10% of the aggregate premium payments as of the date of the withdrawal, minus the sum of free withdrawal amounts previously taken during the Policy Year, and will not be less than zero. Unused free withdrawal amounts cannot be accumulated and carried from one Policy Year to the next.

-  MORTALITY AND EXPENSE RISK CHARGE

   We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Policies. This charge is 1.10% annually of the daily value of net assets in each

   Variable Sub-Account. The Mortality and Expense Risk Charge is reflected in the Accumulation Unit value or Annuity Unit value for each Variable Sub-account. The Mortality and Expense Risk Charge does not apply to amounts held in the Guaranteed Interest Account.

   Accumulation Values and Annuity Payments are not affected by changes in actual mortality experience or by actual expenses incurred by the Company. The mortality risks we assume arise from our Policy obligations to make Annuity Payments. Thus, you are assured that neither the Annuitant's own longevity nor an unanticipated improvement in general life expectancy will adversely affect the Annuity Payments that you will receive under the Policy.

   We also bear substantial risk in connection with the Death Benefit. During the Pay-in Period, we will pay a Death Benefit that could be greater than the Accumulation Value. Otherwise, the Death Benefit is based on the Accumulation Value. The Death Benefit is paid without imposition of a Withdrawal Charge or application of the MVA.

   The expense risk we assume is the risk that our actual expenses in administering the Policy and the Separate Account will exceed the amount we receive through the Annual Administrative Fee and the Administrative Expense Charge.

-  ADMINISTRATIVE EXPENSE CHARGE

   We deduct a daily charge equal to a percentage of the net assets in each Variable Sub-account for administering the Separate Account. The effective annual rate of this charge is 0.15% of the daily value of net assets in each Variable Sub-account. We guarantee that the amount of this charge will not increase. The Administrative Expense Charge does not apply to any amounts held in the Guaranteed Interest Account.

-  ANNUAL ADMINISTRATIVE FEE

   In order to cover the cost of administering your Policy, we deduct an Annual Administrative Fee from the Accumulation Value of your Policy on the last day of each Policy Year and upon Full Withdrawal of the Policy. This Annual Administrative Fee is $35.00. We guarantee that this fee will not increase. The Annual Administrative Fee will be deducted pro rata from your allocation options in the same proportion that the amount of your Accumulation Value in each allocation option bears to your total Accumulation Value. We will waive the Annual Administrative Fee if, on the last day of that Policy Year, your Accumulation Value is $50,000 or greater, or if 100% of your Accumulation Value is allocated to the Guaranteed Interest Account. No Annual Administrative Fee is deducted after the Maturity Date.

   We may waive or reduce the Annual Administrative Fee for Policies sold to certain groups. (See "Reduction in Charges for Certain Groups.")

-  OPTIONAL ENHANCED DEATH BENEFIT CHARGES

   You will pay an additional charge if you elect to purchase one of our two optional enhanced death benefit options. If you choose Option 1, you will pay an additional charge equal to an effective annual rate of 0.10% of the daily net assets of the Separate Account. If you choose Option 2, you will pay an additional charge equal to an effective annual rate of 0.15% of the daily net assets of the Separate Account.

-  OPTIONAL EXTENDED CARE CONFINEMENT & TERMINAL ILLNESS RIDER CHARGE

   You will pay an additional charge equal to an effective annual rate of 0.05% of the daily net assets of the Separate Account if you elect this rider.

-  TRANSFER CHARGE

   We may impose a fee equal to $10 for each transfer in excess of 12 during any Policy Year. Although we reserve the right to impose a $10 fee, we currently have no plans to do so.

-  PREMIUM TAXES

   We may be required to pay premium taxes in certain states. Depending upon applicable state law, we will deduct the premium taxes if we are required to pay them. This may occur, for example, at the time you pay a premium or make a Full or Partial Withdrawal or when the Policy reaches the Maturity Date or a Death Benefit is paid. We may elect to defer the deduction of Policy premium taxes that would otherwise be deducted from premium payments until a later time. Premium taxes currently range from 0.0% to 3.5% of premium payments or Accumulation Value. However, a state may change its premium tax rate at some future date.

-  FEDERAL, STATE AND LOCAL TAXES

   No charges are currently imposed for Federal, state, or local taxes other than state premium taxes. However, we reserve the right to deduct charges in the future for such taxes or other economic burden resulting from the application of any tax laws that we determine to be attributable to the Policies.

   OTHER EXPENSES INCLUDING INVESTMENT ADVISORY FEES

   You indirectly bear the charges and expenses of the Portfolios whose shares are held by the Variable Sub-accounts to which you allocate your Accumulation Value. The net assets of each Portfolio will reflect deductions in connection with the investment advisory fees and other expenses.

   Certain of the Portfolios' advisers reimburse the Company for administrative costs incurred in connection with administering the Portfolios as variable funding options under the Policies. The reimbursements which are paid by the advisers and do not affect the expenses you pay, are separate from the expenses shown in the Portfolio Company Annual Expenses Table.

   For more information concerning the investment advisory fees and other charges against the Portfolios, see the prospectuses for the Portfolios, current copies of which accompany this Prospectus.

-  REDUCTION IN CHARGES FOR CERTAIN GROUPS

   The Company may reduce or eliminate the Annual Administrative Fee or Withdrawal Charge on Policies that have been sold to:

   -  employees and sales representatives of the Company or its affiliates;

   - customers of the Company or distributors of the Policies who are transferring existing Accumulation Values to a Policy;

   - individuals or groups of individuals when sales of the Policy result in savings of sales or administrative expenses; or

   - individuals or groups of individuals where premium payments are to be made through an approved group payment method and where the size and type of the group results in savings of administrative expenses.

   In no event will reduction or elimination of the Annual Administrative Fee or Withdrawal Charge be permitted where the reduction or elimination will be unfairly discriminatory to any person.

   CERTAIN FEDERAL INCOME TAX CONSEQUENCES

   The following is a general description of Federal tax considerations relating to individual owners and individual beneficiaries of the Policy, and is based upon our understanding of the present Federal income tax laws as they are currently interpreted by the Internal Revenue Service. No representation is made as to the likelihood of the continuation of the present Federal income tax laws or the current interpretations by the Internal Revenue Service (the "IRS"). This general discussion does not attempt to describe the tax treatment of the Policy under state or local tax laws. This general discussion also does not attempt to describe the tax treatment that will apply to:

   -  foreign owners or beneficiaries

   -  corporate owners or beneficiaries, or

   -  trusts that are owners or beneficiaries

   This discussion is not intended to be tax advice. Any person concerned about the tax implications of owning a Policy, or receiving distributions from the Policy, should consult a competent tax advisor before initiating any transaction.

   The Policy is issued by the Separate Account of the Company, which is taxed as a life insurance company under the Code. Under existing Federal income tax laws, all investment income and realized and unrealized capital gains (and losses) automatically increase (or decrease) the Accumulation Unit Values of the Policy. If changes in the Federal tax laws, or changes in the IRS's interpretation of the tax laws, result in the Company being taxed on income or gains produced in the Separate Account, then we reserve the right to start imposing charges against any affected Policies in order to provide for payment of those taxes.

   You may purchase a Non-Qualified Policy or a Qualified Policy. A Policy is a Qualified Policy if purchased by individuals whose premium payments are comprised solely of proceeds from and/or contributions under retirement plans which are intended to qualify as plans entitled to special income tax treatment under Sections 401, 403(b) (Tax-Sheltered Annuity), 408 (Traditional IRA), 408A (Roth IRA), or 457 of the Internal Revenue Code. Information regarding the tax treatment of a Traditional IRA or a Roth IRA is contained in a separate IRA Disclosure Statement available from the Company. The ultimate effect of Federal income taxes on amounts contributed to, held in, or received from a Qualified Policy depends on the type of retirement plan, the tax and employment status of the individual and/or his or her employer, the source of the contributions, and the reason for the distribution. Purchasers of Qualified Policies should seek competent legal and tax advice regarding the suitability of the Policy for their situation, the applicable requirements, and the tax treatment of the rights and benefits of the Policy. The following discussion assumes that a Qualified Policy is purchased with proceeds from and/or contributions under retirement plans that qualify for the intended special Federal income tax treatment.

   If you purchase this Policy as a Non-Qualified Policy, it is intended that the Policy will be owned and administered to satisfy the requirements of Sections 72 and 817(h) of the Code. If you purchase this Policy as a Qualified Policy, it is intended that the Policy will be owned and administered to satisfy the requirements of the provisions of the Code that apply to that type of Qualified Policy. The following discussion is based on the assumption that the Policy satisfies whichever Federal income tax rules apply to the Policy.

   At the time you pay the initial premium payment, you must specify whether a Non-Qualified Policy or a Qualified Policy is being purchased. If your initial premium payment is derived from an exchange or surrender of another annuity policy, we may require that you provide us with information as to the Federal income tax status of the previous policy. We will require you to purchase separate Policies if you desire to invest monies qualifying for different annuity tax treatment under the Code. We will require the minimum initial premium payment on each Policy. Additional premium payments under your Policy must qualify for the same Federal income tax treatment as your initial premium payment under the Policy. We will not accept an additional premium payment under your Policy if the Federal income tax treatment of such premium payment would be different from that of your initial premium payment.

   The investments held for Non-Qualified Policies must be "adequately diversified" in accordance with the requirements of Section 817(h) and Treas. Regs. Section 1.817-5. The Company intends to, and will be responsible for, complying with these diversification rules. The IRS has stated in several published rulings (the "Investor Control Rulings") that if the owner of the policy has such control or power over the investments held for the policy, the owner of the policy, and not the separate account, will be treated as the owner of the underlying assets. The Company believes that it is complying with the Investor Control Rulings so that the Company, and not the Owner of the Policy, will be treated as the Owner of the underlying assets. We reserve the right to amend or modify the Policy if necessary to comply with any IRS rules or regulations related to diversification or control over investments.

-  TAXATION OF ANNUITIES

   IN GENERAL. Section 72 of the Code governs taxation of annuities in general. We believe that if you are an individual (a "natural" person under the tax rules), you will not be taxed on increases in the value of a Non-Qualified Policy until a distribution occurs (e.g., Partial Withdrawals, Full Withdrawals, loan or assignment, pledge, gift, or the receipt of Annuity Payments under a payment option). Any change in ownership, assignment, pledge, or agreement to assign or pledge any portion of a Qualified Policy's value generally will be treated as a distribution. The taxable portion of a distribution (in the form of a single lump sum payment or as an annuity) is taxable as ordinary income. Unlike direct investments in mutual funds, no amounts invested in a variable annuity will produce any capital gains or losses.

   If the owner of any Non-Qualified Policy is not an individual or other "natural" person (e.g., a corporation or a certain type of trust), the owner generally must include in income any increase in the excess of the policy's value over the "investment in the contract" (discussed below) during the taxable year. There are exceptions to this rule if the non-natural person holds the Policy as agent for a natural person. We reserve the right to not issue a Non-Qualified Policy if it will not be owned by a natural person, or by a non-natural person as agent for a natural person.

   POSSIBLE CHANGES IN TAXATION. In past years, legislation has been proposed that would have adversely modified the Federal taxation of certain annuities. Although as of the date of this Prospectus Congress has not passed any legislation regarding the taxation of annuities, there is always the possibility that the tax treatment of annuities could change by legislation or other means (such as IRS regulations, revenue rulings, judicial decisions, etc.). Moreover, it is also possible that any change could apply to your Policy even though it was purchased prior to the change in the tax laws or rules.

   WITHDRAWALS FROM QUALIFIED POLICIES. In the case of a Full Withdrawal or Partial Withdrawal under a Qualified Policy, under Section 72(e) of the Code a ratable portion of the amount received is taxable, generally based on the ratio of the "investment in the contract" to the individual's total account balance under the retirement plan. The "investment in the contract" generally equals the amount of any premium payments paid by or on behalf of any individual with after tax contributions. For certain Qualified Policies the "investment in the contract" may be zero. As explained in the separate Disclosure Statement for Roth IRAs, special tax rules apply to distributions from Roth IRAs and Roth Conversion IRAs.

   WITHDRAWALS FROM NON-QUALIFIED POLICIES. Full Withdrawals from Non-Qualified Policies are treated as taxable income to the extent that the amount received exceeds the "investment in the contract." Partial Withdrawals from Non-Qualified Policies (including systematic withdrawals) are generally treated as taxable income to the extent that the Accumulation Value (before any Withdrawal Charges, and including any positive Market Value Adjustment) immediately before the Partial Withdrawal exceeds the "investment in the contract" at that time.

   ANNUITY PAYMENTS. If you elect to receive payments over a period of years, over your life expectancy, or over the life expectancies of yourself and another individual, part of each payment you receive will be a return of your "investment in the contract" and part of each payment will be taxable income. In general, the amount of each payment that is a return of your "investment in the contract" is calculated by dividing your total "investment in the contract" by the total number of expected payments. For example, if your "investment in the contract" is $6,000, and you elect to receive 60 monthly annuity payments, $100 of each payment will be a return of your "investment in the contract" and will not be subject to Federal income taxes ($6,000/60 = $100). If payments are being made over your life expectancy, or the joint life expectancy of you and your spouse, there are IRS tables which are used to determine how many annuity payments are expected to be made. After you have received the expected number of payments, you will have received tax-free your entire "investment in the contract." Any additional payments will be fully taxable. If you die before you have received your entire "investment in the contract" and there are no additional payments after you die, there is a special tax rule that allows a tax deduction for the unrecovered "investment in the contract" on your last income tax return. If some payments continue to your Beneficiary after your death, your Beneficiary can recover any remaining "investment in the contract" over the additional payments being made.

   PENALTY TAX. For Non-Qualified Policies and for most Qualified Policies (there are special rules for Roth IRAs) there may be a 10% Federal penalty tax on any premature distributions. The 10% penalty applies only to the portion of the distribution that is treated as taxable income. In general, however, there is no penalty tax on distributions from a Qualified or a Non-Qualified Policy:

   -  made on or after the date on which you attain age 59 1/2;

   -  made as a result of your death or disability;

   - received in substantially equal periodic payments as a life annuity or a joint and survivor annuity for the lives or life expectancies of you and a "designated beneficiary";

   - resulting from the direct rollover of the Policy into another qualified contract or individual retirement annuity;

   -  allocable to investment in a Non-Qualified Policy before August 14, 1982;

   -  under a qualified funding asset (as defined in Code Section 130(d));

   -  under an immediate annuity (as defined in Code Section 72(u)(4)); or

   - which are purchased by an employer on termination of certain types of qualified plans and which are held by the employer until the employee separates from service.

   For distributions from Qualified Policies, in addition to all of the above exceptions to the 10% penalty tax, additional exceptions to the penalty may apply to distributions made to:

   - an employee after separation from service after age 55 from a retirement plan other than an IRA;

   -  pay certain uninsured medical expenses;

   -  certain unemployed individuals to pay health insurance premiums;

   -  pay for certain higher education expenses;

   -  or a first-time home buyer ($10,000 lifetime limit).

   DEATH BENEFIT PROCEEDS. The Code requires that both Qualified and Non-Qualified Policies make certain distributions if the Owner of the Policy dies. If you die before periodic annuity payments have started, the entire value of the annuity must either (i) be paid out, in full, within five years of your death, or (ii) annuity payments must start within one year of your death. If your surviving spouse is the Beneficiary of the Policy, your spouse has the option of continuing the Policy as if he or she had been the original owner. If you die after periodic annuity payments have started, payments must continue to be made under a method that will distribute the balance in the Policy in accordance with applicable requirements of the Code. A non-spousal beneficiary may not elect, or continue to use, a settlement option unless that settlement option will result in distributions that comply with the Code. Amounts distributed because of the death of an Owner are generally included in income under the same rules that apply to distributions to the Owner. Annuities, unlike capital assets owned directly by an individual (e.g., real estate, stocks, bonds), do not receive a step-up in tax basis at the death of the Owner. Therefore, the investment in the Policy is not affected by the Owner's death.

   GIFTS AND OTHER TRANSFERS OR EXCHANGES OF THE POLICY. The gift or other transfer of ownership of a Policy may result in certain tax consequences to you, including the immediate taxation of the entire gain in the Policy. You should contact a competent tax advisor to discuss the potential tax effects of any gift, transfer or exchange of a Policy.

   MULTIPLE POLICIES. All non-qualified deferred annuity policies that we or our affiliates issue to you during any calendar year are treated as one annuity policy for purposes of determining the amount of income produced by a distribution from one or more of the annuity policies. The Treasury Department may issue regulations to prevent the avoidance of Section 72(e) through the serial purchase of annuity policies or otherwise, or to treat the combination purchase of separate immediate and deferred annuity policies as a single annuity policy. You should consult with a competent tax advisor before purchasing more than one annuity policy in a calendar year.

   WITHHOLDING. Pension and annuity distributions generally are subject to withholding for the recipient's Federal income tax liability at rates that vary according to the type of distribution and the recipient's tax status. If you have provided the Company with your taxpayer identification number (i.e., your Social Security number), you may elect not to have tax withheld from most distributions. Withholding is mandatory for certain distributions from certain types of Qualified Policies.

   OTHER TAX CONSEQUENCES. As noted above, this discussion of the Federal income tax consequences under the Policy is not intended to cover every possible situation. The Federal income tax consequences discussed in this Prospectus reflect our understanding of current law, and the law may change. Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of distributions under the Policy depend on your individual circumstances or those of the recipient of the distribution. You should consult a competent tax advisor for further information.

   QUALIFIED PLANS. The Policy may be used with several types of qualified plans. Under the Code, qualified plans generally enjoy tax-deferred accumulation of amounts invested in the plan. Therefore, in considering whether or not to purchase a Policy in a qualified plan, you should only consider the Policy's other features, including the availability of lifetime annuity payments and death benefit protection.

   No attempt is made to provide detailed information about the use of the Policy with the various types of qualified plans. Policy Owners, Annuitants and Beneficiaries are cautioned that the rights of any person to any benefits under Qualified Policies may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy. Some retirement plans are subject to distribution and other requirements that are not incorporated into our Policy administration procedures. Owners, Participants and Beneficiaries are responsible for determining that contributions, distributions and other transactions with respect to the Policies comply with applicable law. The following are brief descriptions of the various types of qualified plans in connection with which we will issue the Policy. Policies for all types of qualified plans may not be available in all states. When issued in connection with a qualified plan, the Policy will be amended as necessary to conform to the requirements of the Code.

   QUALIFIED PENSION AND PROFIT SHARING PLANS. Sections 401(a) of the Code permits corporate employers to establish various types of retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10," permits self-employed individuals to establish qualified plans for themselves and their employees. These retirement plans may permit the purchase of the Policies to accumulate retirement savings under the plans. Adverse tax or other legal consequences to the plan, to the participant or to both may result if the Policy is assigned or transferred to any individual as a means to provide benefit payments, unless the plan complies with all legal requirements applicable to such benefits prior to transfer of the Policy. If you are considering the purchase of a Policy for use with such a plan, you should seek competent advice regarding the suitability of the proposed plan documents and the Policy to your specific needs.

   INDIVIDUAL RETIREMENT ANNUITIES. Section 408 of the Code permits eligible individuals to contribute to an individual retirement program known as an Individual Retirement Annuity (each hereinafter referred to as "Traditional IRA"). Traditional IRAs are subject to limitations on the amount which may be contributed and deducted and the time when distributions may commence. Also, distributions from certain other types of qualified plans may be "rolled over" on a tax-deferred basis into a Traditional IRA. The sale of a Policy for use with a Traditional IRA is subject to special disclosure requirements of the IRS. Purchasers of a Policy for use with Traditional IRAs will be provided with supplemental information required by the Internal Revenue Service or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the Traditional IRA or their purchase. You should seek competent advice as to the suitability of the Policy for use with Traditional IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with Traditional IRA qualification requirements.

   Section 408A of the Code permits eligible individuals to contribute to a Roth IRA. Purchasers of a Policy for use with Roth IRAs will be provided with supplemental information required by the IRS or other appropriate agency. Such purchasers will have the right to revoke their purchase within seven days of the earlier of the establishment of the Roth IRA or their purchase. You should seek competent advice as to the suitability of the Policy for use with Roth IRAs. The Internal Revenue Service has not addressed in a ruling of general applicability whether a death benefit provision such as the provision in the Policy comports with Roth IRA qualification requirements.

   TAX-SHELTERED ANNUITIES. Section 403(B) of the Code permits public school employees and employees of certain types of religious, charitable, educational, and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity policies and, subject to certain limitations, exclude the amount of premiums from gross income for tax purposes. However, these payments may be subject to FICA (Social Security) taxes. These annuity policies are commonly referred to as "Tax-Sheltered Annuities."

   Subject to certain exceptions, withdrawals under Tax-Sheltered Annuities which are attributable to contributions made pursuant to salary reduction agreements are prohibited unless made:

   -  after you attain age 59 1/2,

   -  after your separation from service,

   -  because of your death or disability, or

   - for an amount not greater than the total of such contributions in the case of hardship.

   SECTION 457 DEFERRED COMPENSATION ("SECTION 457") PLANS. Under Section 457 of the Code, employees of (and independent contractors who perform services for) certain state and local governmental units or certain tax-exempt employers may participate in a Section 457 plan of their employer allowing them to defer part of their salary or other compensation. The amount deferred and any income on such amount will not be taxable until paid or otherwise made available to the employee. The maximum amount that can be deferred under a
   Section 457 plan in any tax year is ordinarily one-third of the employee's includable compensation, up to $7,500. Includable compensation means earnings for services rendered to the employer which is includable in the employee's gross income, but excluding any contributions under the Section 457 plan or a Tax-Sheltered Annuity. During the last three years before an individual attains normal retirement age, additional "catch-up" deferrals are permitted.

   The deferred amounts will be used by the employer to purchase the Policy. The Policy will be issued to a trust set up by a governmental employer, or by another tax-exempt employer. For Section 457 plans established by non-governmental employers, all Accumulation Values will be subject to the claims of the employer's creditors. The employee has no

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   rights or vested interest in the Policy and is only entitled to payment in accordance with the Section 457 plan provisions. The plans may permit participants to specify the form of investment for their deferred compensation account. For Section 457 plans established by governmental employers, all assets of the plan must be held in trust for the exclusive benefit of the participants. For Section 457 plans established by non-governmental employers, the employer has the right to withdraw amounts from the plan for purposes unrelated to the Section 457 plan. Present Federal income tax law does not allow tax-free transfers or rollovers for amounts accumulated in a Section 457 plan, except for transfers to other Section 457 plans in certain limited cases. If you are considering the purchase of a Policy for use with such a plan, you should seek competent advice regarding the suitability of the proposed plan documents and the Policy to your specific needs.

   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

   Jefferson Pilot Financial Insurance Company is a stock life insurance company chartered in 1903 in Tennessee, redomesticated to New Hampshire in 1991, and redomesticated to Nebraska effective June 12, 2000. The Company is a wholly-owned subsidiary of Jefferson-Pilot Corporation, a North Carolina corporation. The principal offices of Jefferson-Pilot Corporation are located at 100 North Greene Street, Greensboro, North Carolina 27401; its telephone number is 336-691-3000. Our service center is located at One Granite Place, Concord, New Hampshire 03301; our telephone number is 800-258-3648, ext. 5394.

   We are licensed to do life insurance business in forty-nine states of the United States, the District of Columbia, Puerto Rico, the U.S. Virgin Islands, Guam, and the Commonwealth of the Northern Mariana Islands.

   At December 31, 2001, we and our subsidiaries had total assets of approximately $15.9 billion and had approximately $173.8 billion of insurance in force, while total assets of Jefferson-Pilot Corporation and its subsidiaries (including the Company) were approximately $29 billion.

   The Company offers individual life insurance and annuities and non-medical group insurance products. We are subject to Nebraska laws governing insurance.

-  THE SEPARATE ACCOUNT

   The JPF Variable Annuity Separate Account of Jefferson Pilot Financial Insurance Company (the "Separate Account") was established as a separate investment account under the laws of the State of New Hampshire on November 18, 1999 and is now governed by the laws of the State of Nebraska as a result of the Company's redomestication to Nebraska on June 12, 2000.

   We own the assets of the Separate Account. The Separate Account will not be charged with liabilities arising out of other separate accounts or out of any of our other business unless the liabilities have a specific and determinable relation to or dependence upon the Separate Account. We reserve the right to transfer assets of the Separate Account in excess of the reserves and other Policy liabilities with respect to the Separate Account to our general account. The income, if any, and gains or losses realized or unrealized on each Variable Sub-account are credited to or charged against that Variable Sub-account without regard to our other income, gains or losses. Therefore, the investment performance of any Variable Sub-account should be entirely independent of the investment performance of our general account assets or any of our other separate accounts.

   DISTRIBUTOR OF THE POLICIES

   Jefferson Pilot Variable Corporation is the principal underwriter of the Policies. Jefferson Pilot Variable Corporation will enter into one or more contracts with various broker-dealers for the distribution of the Policies. Commissions paid on Policy sales may vary, but we estimate that total commissions paid on all Policy sales will not exceed 7% of all premium payments. In certain circumstances, commissions may be paid in installments over time. Jefferson Pilot Variable Corporation, a wholly owned subsidiary of Jefferson-Pilot Corporation, is a member of the NASD. Its mailing address is One Granite Place, Concord, NH 03301. There may be other underwriters in the future.

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   In addition to the payment of commissions, we may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell variable annuity contracts. In some instances, such other incentives may be offered only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of variable annuity contracts. Our payment of promotional incentives is subject to applicable state insurance law and regulation.

   VOTING RIGHTS

   There are no voting rights associated with the Guaranteed Interest Account Value.

   With respect to the Separate Account Value, we are the "shareholder" of the Portfolios and as such, we have certain voting rights. As a general matter, you do not have a direct right to vote the shares of the Portfolios held by the Variable Sub-accounts to which you have allocated your Accumulation Value. Under current law, however, and prior to the Maturity Date, you are entitled to give us instructions on how to vote those shares on certain matters. We will notify you when your instructions are needed. We will also provide proxy materials or other information to assist you in understanding the matters being voted on. We will determine the number of shares for which you may give voting instructions as of the record date set by the relevant Portfolio holding the shareholder meeting. The number of votes that you have the right to instruct will be calculated separately for each Variable Sub-account. The number of votes that you have the right to instruct for a particular Variable Sub-account will be determined by dividing your Accumulation Value in the Variable Sub-account by the net asset value per share of the corresponding Portfolio in which the Variable Sub-account invests. Fractional shares will be counted.

   After the Maturity Date, the person receiving Annuity Payments has the voting interest, and the number of votes decreases as Annuity Payments are made and as the reserves for the Policy decrease. The person's number of votes will be determined by dividing the reserve for the Policy allocated to the applicable Variable Sub-account by the net asset value per share of the corresponding Portfolio. Fractional shares will be counted.

   If you send us written voting instructions, we will follow your instructions in voting the Portfolio shares attributable to your Policy. If you do not send us written instructions, we will vote the shares attributable to your Policy in the same proportions as we vote the shares for which we have received instructions from other Owners. We or our affiliates may vote shares in which you or other persons entitled to vote have no beneficial interest in our sole discretion.

   We reserve the right to restrict or eliminate any of your voting rights when we are permitted by law to do so.

   The above description reflects our view of currently applicable law. If the law changes or our interpretation of the law changes, we may decide that we are permitted to vote Portfolio shares without obtaining voting instructions from our Owners and we may elect to do so.

   LOANS

   Generally, a loan is available to you if your Policy is a Tax-Sheltered Annuity Policy issued under Section 403(b) of the Code. Loans are only available to non-ERISA Tax-Sheltered Annuity Policies. Loans are subject to provisions of the Code and to applicable plan rules. Loans may not be available in all states. You should consult your tax advisor and plan fiduciary prior to exercising your loan privileges.

   You may borrow up to 50% of the Surrender Value from your Policy, but in no case more than $50,000, without incurring current taxes or policy-imposed Withdrawal Charges. Certain other Code and IRS limitations may apply. For example, if a loan already exists, the $50,000 limit is reduced. Existing loans include loans from all qualified plans.

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   A minimum loan of $1,000 also applies. We will notify you of the loan interest rate at the time you request a loan. However, your Policy guarantees that the loan interest rate will never exceed 8%.

   Loans must be repaid in substantially equal payments, at least quarterly, within five years. However, loans used to purchase your principal residence must be repaid within 15 years. The loan repayment period may not extend beyond age 70. If you do not make a loan payment when due, interest will continue to accrue on that amount. If you do not make a loan payment by the end of a 30 day grace period, the entire loan will be treated as a deemed distribution, may be taxable to you, and may be subject to a 10% penalty tax. If the required payment is not received by the end of the grace period, the defaulted loan balance, plus accrued interest and any Withdrawal Charge, will be withdrawn from your Surrender Value, if amounts under your Policy are "eligible for distribution." In order for an amount to be eligible for distribution under a 403(b) Plan, you must meet one of the six triggering events:

   -  attainment of age 59 1/2;

   -  separation from service;

   -  death;

   -  disability;

   -  plan termination; or

   -  financial hardship.

   If those amounts are not eligible for distribution, the defaulted loan balance plus accrued interest and any Withdrawal Charge will be considered a "deemed distribution" and will be withdrawn when those Surrender Values become eligible. Either a distribution or a deemed distribution will be considered a currently taxable event, and may be subject to Federal tax withholding, the Withdrawal Charge and the Federal early withdrawal penalty tax.

   Your Policy Surrender Value will provide the collateral for the loan. The amount of Surrender Value serving as collateral will be placed in a loan collateral account. The loan collateral account is part of the General Account. You may specify the allocation option from which amounts will be transferred to the loan collateral account. If you do not specify the allocation options, amounts will be transferred from the Variable Sub-accounts and Guaranteed Interest Accounts in the same proportion that your Accumulation Value in each allocation option bears to your total Accumulation Value.

   Until the loan has been repaid, amounts in the loan collateral account will be credited interest at a rate 2.25% less than the loan interest rate fixed by the Company for the term of the loan. Your Policy guarantees that the interest rate credited to the loan collateral account will never be less than 3%. Loan repayments will be deducted from the loan collateral account and allocated to the allocation options based on your current allocation elections.

   If you make a Full Withdrawal of your Policy while a loan is outstanding, the Surrender Value you receive will be reduced by the amount of the loan outstanding plus any accrued interest. If you die while a loan is outstanding, the Death Benefit paid to the Beneficiary will be reduced by the amount of the loan outstanding plus any accrued interest. If the Maturity Date occurs while a loan is outstanding, the amount of the Accumulation Value applied under any payment option will be reduced by the amount of the loan outstanding plus accrued interest.

   ADDITIONAL INFORMATION ABOUT THE SEPARATE ACCOUNT

-  ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

   We reserve the right to transfer assets of the Separate Account, which we determine to be associated with the class of policies to which the Policy belongs, to another separate account. If this type of transfer is made, the term "Separate Account," as used herein shall then mean the separate account to which the assets were transferred.

   We further reserve the right, subject to applicable law, to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. If the shares of a Portfolio are no longer available for investment or if in our judgment further investment in any Portfolio should become inappropriate in view of the purposes of the Separate Account, we may redeem the shares, if any, of that Portfolio and substitute shares of

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   another Portfolio or of another registered open-end management investment company. If required by law, we will not substitute any shares attributable to a Policy's interest in a Variable Sub-account of the Separate Account without notice and prior approval of the SEC and state insurance authorities.

   We also reserve the right to establish additional Variable Sub-accounts of the Separate Account, each of which would invest in shares corresponding to a new investment portfolio of the existing Portfolio or in shares of another investment company. Subject to applicable law and any required SEC approval, we may, in our sole discretion, establish new Variable Sub-accounts, eliminate one or more Variable Sub-accounts, or combine Variable Sub-accounts if marketing needs, tax considerations or investment conditions warrant. Any new Variable Sub-accounts may be made available to existing Owners on a basis to be determined by the Company.

   If any of these substitutions or changes are made, we may by appropriate endorsement change the Policy to reflect the substitution or change. If we deem it to be in the best interest of Owners and Annuitants, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management investment company under the 1940 Act; it may be deregistered under the Act if registration is no longer required; or it may be combined with other separate accounts of the Company. Further we reserve the right, when permitted by law, to manage the Separate Account under the direction of a committee at any time. We will notify you of our intent to exercise any of these reserved rights with respect to the Separate Account. If you choose not to accept such change(s), you may request cancellation of your Policy and receive the Surrender Value.

-  PERFORMANCE DATA

   From time-to-time we may use the yield of the JPVF Money Market Variable Sub-account and total returns of other Variable Sub-accounts in advertisements and sales literature. Performance data is not intended to and does not indicate future performance.

   JPVF MONEY MARKET VARIABLE SUB-ACCOUNT YIELD. The yield of the JPVF Money Market Variable Sub-account refers to the annualized income generated by an investment in that Variable Sub-account over a specified seven-day period. The yield is "annualized" by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of that investment. The effective yield is calculated similarly but, when annualized, the income earned by an investment in that Variable Sub-account is assumed to be reinvested. The effective yield will be slightly higher than the yield because of the compounding effect of this assumed reinvestment.

   OTHER VARIABLE SUB-ACCOUNT YIELD. We may from time-to-time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the JPVF Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period.

   The yield is computed by:

   - dividing the net investment income of the Variable Sub-account less Variable Sub-account expenses for the period,

   - by the maximum offering price per unit on the last day of the period times the daily average number of units outstanding for the period,

   -  compounding that yield for a six month period,

   -  and multiplying that result by 2.

   Expenses attributable to the Variable Sub-account include:

   -  the Mortality and Expense Risk Charge,

   -  the Administrative Expense Charge, and

   -  the Annual Administrative Fee, if applicable.

   Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any Withdrawal Charge or premium taxes that may be applicable to a particular Policy. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return.

   TOTAL RETURN. Total returns for the Sub-accounts may be calculated pursuant to a standardized formula or in non-standardized manners. The

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   standardized total return of the Variable Sub-accounts refers to return quotations assuming an investment has been held in the Variable Sub-account for various periods of time including, but not limited to, one year, five years, and ten years (if the Variable Sub-account has been in operation for those periods), and a period measured from the date the Variable Sub-account commenced operations. The total return quotations will represent the average annual compounded rates of return that would equate an initial investment of $1,000 to the redemption value of that investment as of the last day of each of the periods for which total return quotations are provided. Accordingly, the total return quotations will reflect not only income but also changes in principal value (that is, changes in the Accumulation Unit values), whereas the yield figures will only reflect income. In addition, the standardized total return quotations will reflect the Withdrawal Charge imposed on Full or Partial Withdrawals.

   In addition, we may from time-to-time also disclose total return in non-standard formats and cumulative total return for the Variable Sub-accounts. The non-standard average annual total return and cumulative total return would not reflect any applicable Withdrawal Charge, which if reflected would lower the performance figures.

   We may from time-to-time also disclose standard total returns and non-standard total returns for the Variable Sub-accounts based on or covering periods of time other than those indicated above. All non-standard performance data will only be disclosed if the standard total return is also disclosed. For additional information regarding the calculation of performance data, please refer to the Statement of Additional Information.

   PERFORMANCE COMPARISONS. From time-to-time, in advertisements, sales literature, or in reports to you, we may compare the performance of the Variable Sub-accounts to that of other variable accounts or investment vehicles with similar investment objectives or to relevant indices published by recognized mutual fund or variable annuity statistical rating services or publications of general variable annuity statistical rating services or publications of general interest such as Forbes or Money magazines. For example, a Variable Sub-account's performance might be compared to that of other accounts or investments with a similar investment objective as compiled by Lipper Analytical Services, Inc., VARDs, Morningstar, Inc., or by others. In addition, a Variable Sub-account's performance might be compared to that of recognized stock market indicators including, but not limited to, the Standard & Poor's 500 Stock Index (which is a group of unmanaged securities widely regarded by investors as representative of the stock market in general) and the Dow Jones Industrial Average (which is a price-weighted average of 30 large, well-known industrial stocks that are generally the leaders in their industry). Performance comparisons should not be considered representative of the future performance of a Variable Sub-account.

   GENERAL. Performance data may also be calculated for shorter or longer base periods. The Separate Account may use various base periods as may be deemed necessary or appropriate to provide investors with the most informative performance data information, depending on the then-current market conditions.

   Performance will vary from time-to-time, and historical results will not be representative of future performance. Performance information may not provide a basis for comparison with other investments or other investment companies using a different method of calculating performance. A Portfolio's total returns should not be expected to be the same as the returns of other funds, whether or not both funds have the same portfolio managers and/or similar names. Current yield is not fixed and varies with changes in investment income and Accumulation Unit values. The JPVF Money Market Variable Sub-account yield will be affected if it experiences a net inflow of new money which it invests at interest rates different from those being earned on its then-current investments. An investor's principal in a Variable Sub-account and a Variable Sub-account's return are not guaranteed and will fluctuate according to market conditions. Also, as noted above, advertised performance data figures will be historical figures for a Policy during the Pay-in Period.

-  COMPANY RATINGS

   We may from time-to-time publish (in advertisements, sales literature and reports to you) the ratings and other information assigned to us by one or more independent rating organizations such as A.M. Best Company, Standard & Poor's, and Fitch. The purpose of the ratings is to reflect our financial strength and/or claims-paying ability and should not be considered as bearing on the investment performance of assets held in the Separate Account. Each year the A.M. Best Company reviews the

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   financial status of thousands of insurers, culminating in the assignment of
   Best's Ratings. These ratings reflect A.M. Best Company's current opinion of the relative financial strength and operating performance of an insurance company in comparison to the norms of the life/health insurance industry. In addition, our claims-paying ability as measured by Standard and Poor's Insurance Ratings Services, or Fitch may be referred to in such advertisements, sales literature, or reports. These ratings are opinions regarding our financial capacity to meet the obligations of our insurance and annuity policies in accordance with their terms. Such ratings do not reflect the investment performance of the Separate Account or the degree of risk associated with an investment in the Separate Account.

   GENERAL POLICY PROVISIONS

-  ENTIRE POLICY

   The entire Policy consists of the Policy, any attached riders and endorsements, and the attached copy of the application. Only our Chief Executive Officer, President, one of our Executive Vice Presidents or the Secretary may change the Policy. The change must be in writing. No registered representative is authorized to change the Policy or to change or waive any provisions of the Policy.

-  RELIANCE ON INFORMATION PROVIDED IN APPLICATION

   In issuing the Policy, we will rely on the statements made in the application. We deem all such statements to be representations and not warranties. We assume that these statements are true and complete to the best of the knowledge and belief of those who made them. We will not use any statement made in connection with the application to void the Policy unless that statement is a material misrepresentation and is part of the application.

-  VARIATIONS IN POLICY PROVISIONS

   Certain provisions of your Policy may vary from the descriptions in this Prospectus in order to comply with different state laws. Any such variations will be included in your Policy or in riders or endorsements to your Policy.

-  MEASUREMENT OF DATES

   Policy Years, quarters, months, and anniversaries are measured from the Policy Date, except where otherwise specified.

-  CALCULATION OF AGE

   References in the Policy to a person's age on any date refer to his or her age on that person's last birthday.

-  MISSTATEMENT OF AGE

   If the age of the Annuitant has been misstated, any amount payable under the Policy will be what would have been purchased at the correct age. If payments were made based on incorrect age, we will increase or reduce a later payment or payments to adjust for the error. Any adjustment will include interest, at 6.0% per year, from the date of the wrong payment to the date the adjustment is made.

-  ASSIGNMENT OF THE POLICY

   While the Annuitant is living, and except for Qualified Policies, you may assign the Policy or any interest you have in it. Any irrevocable Beneficiary must agree to the assignment. If there is a Joint Owner, the Joint Owner must agree to any assignment. Your interest, and anyone else's, will then be subject to that assignment. As Owner, you still have the rights of ownership that you have not assigned.

   An assignee cannot change the Owner, Annuitant or Beneficiary, and may not elect an alternative payment option. Any amount payable to the assignee will be made in one lump sum.

   To assign the Policy, you must provide us a copy of the assignment. We are not bound by an assignment unless we receive written notice at our EIA/VA Service Center. We are not responsible for the validity of any assignment. An assignment will be subject to any payment previously made by us or any other action we may take before recording the assignment.

   State law such as those governing marital property may affect your ability to encumber the Policy.

-  NONPARTICIPATING

   The Policy is nonparticipating and will not share in any surplus earnings of the Company. No dividends are payable on the Policy.

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-  NON-BUSINESS DAYS

   If the due date for any activity required by the Policy falls on a non-business day for the Company, performance will be rendered on the first business day following the due date.

-  REGULATORY REQUIREMENTS

   All interest guarantees, withdrawal benefits, and amounts payable at death will not be less than the minimum benefits approved under the laws and regulations of the state in which the Policy is delivered.

   We will administer the Policy in accordance with the U.S. tax laws and regulations in order to retain its status as an annuity policy.

   The Policy is deemed to include all state and Federal laws that apply.

   LEGAL PROCEEDINGS

   We are not involved in any litigation that is of material importance in relation to our general account assets.

   In addition, there are no legal proceedings to which the Separate Account is a party.

   AVAILABLE INFORMATION

   We have filed a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933 relating to the Policies offered by this Prospectus. This Prospectus has been filed as part of the Registration Statement and does not contain all of the information set forth in the Registration Statement. Reference is hereby made to such Registration Statement for further information relating to the Company and the Policies. The Registration Statement may be inspected and copied at the public reference facilities of the SEC at Room 1024, 450 Fifth Street, N.W, Washington, D.C. 20549. Copies of such materials also can be obtained from the Public Reference Section of the SEC at 450 Fifth Street, N.W, Washington, D.C. 20549, (telephone no. 202-942-8090), at prescribed rates or may be found at the SEC's Web Site at http://www.sec.gov.

   STATEMENT OF ADDITIONAL INFORMATION

   A Statement of Additional Information is available (at no cost) which contains more details concerning the subjects discussed in this Prospectus. The following is the Table of Contents for that Statement:

-  TABLE OF CONTENTS

                                                            PAGE
   Jefferson Pilot Financial Insurance
      Company                                                3
   More information About the Policy                         4
   Determination of Variable Sub-account
      Accumulation Unit Values                               4
   Calculation of Annuity Unit Value                         5
   Pay-out Period Transfer Formulas                          6
   Administration                                            7
   Records and Reports                                       7
   Custody of Assets                                         7
   Administrator                                             7
   Principal Underwriter                                     7
   Performance Data and Calculations                         8
      Money Market Variable Sub-account Yield                8
      Other Variable Sub-account Yields                      8
      Variable Sub-account Total Return
         Calculations: Standardized                         10
      Other Performance Data:
         Non-Standardized                                   11
      Other Information                                     13
   Other Information                                        14
   Experts                                                  14
   Financial Statements                                     14

   APPENDIX i

-  WITHDRAWAL CHARGE CALCULATION

   A Withdrawal Charge may be deducted from the Accumulation Value upon Partial Withdrawal or Full Withdrawal of the Policy (See "Withdrawal Charge," p. 30.)

   The Withdrawal Charge is calculated as follows:

   The Withdrawal Charge for each premium is calculated as follows:

      (S-Free) x X% = WC, but not less than zero.

   Where:

      S = the amount of premium withdrawn, premiums are withdrawn in the order in which they were received.

      Free = the 10% free withdrawal amount, net of any other free withdrawals during the current policy year.

      WC = the Withdrawal Charge amount.

      X = the following Withdrawal Charge percentage, a separate Withdrawal
          Charge applies to each premium.

              COMPLETE YEARS
               ELAPSED SINCE             WITHDRAWAL
              PREMIUM PAYMENT              CHARGE
              ---------------              ------
                Less than 2                  8%
                     2                       7%
                     3                       6%
                     4                       5%
                     5                       4%
                     6                       3%
                     7                       0%

EXAMPLE:

Assume an initial premium payment of $10,000 in policy year 1, and an additional premium payment of $5,000 in policy year 2. Also assume that after earnings, the Accumulation Value in policy year 3 is $16,000.

1) If there is a Full Withdrawal during policy year 3:
   Withdrawal Charge = ($10,000 - $1,500) x .07+ ($5,000 x .08) = $995

Thus, the Surrender Value would be $16,000 - $995 = $15,005. Premium taxes and the annual administrative fee may also be applicable.

2)  If there is a Partial Withdrawal of $5,000 during policy year 3:

    Earnings of $1,000 are withdrawn without Withdrawal Charges, therefore premium of $4,000 must be withdrawn

    Withdrawal Charge = ($4,000 - $1,500) x .07 = $175

Thus the Accumulation Value would be reduced by $5,000 and you would receive $4,825. Premium taxes may also be applicable.

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

   APPENDIX ii

-  MARKET VALUE ADJUSTMENT CALCULATION AND EXAMPLES

   The formula which will be used to determine the Market Value Adjustment is:

                               1 + I     (N/12)
                         [[-------------]      -1] x A
                           1 + J + .004

   NOTE: The Market Value Adjustment will be limited so that it does not reduce the return on the Guaranteed Interest Account below 3.0% per year.

   I = The Guaranteed Interest Rate in effect for the current Interest Rate Guarantee Period (expressed as a decimal, (e.g., 1% = .01).)

   J = The interest rate (expressed as a decimal e.g., 1% = .01) for the Guaranteed Interest Account currently available for the period of time most closely approximating the duration remaining in the current Interest Rate Guarantee Period (Fractional years will be rounded to the nearest month and the interest rate will be calculated using linear interpolation. If an interest rate for the Guaranteed Interest Account is not available, and cannot be calculated by linear interpolation, a substitute interest rate will be used. The substitute interest rate will be no less favorable to you than the most recent U.S. Treasury Yield for the maturity closest to the duration remaining plus 1.00%). If the period is less than 1 year then the Company will use the currently available interest rate for the 1-year option.

   N = The number of complete months from the Full or Partial Withdrawal to the end of the current Interest Rate Guarantee Period.

   A = The amount surrendered, withdrawn or transferred.

   The ".004" in the formula is a factor designed to cover anticipated costs of liquidation investments. Thus, the Guaranteed Interest Rate ("I") must be at least 0.4% higher than the currently available interest rate for new money in the Guaranteed Interest Account for there to be a positive market value adjustment. If it is lower than J or higher but less than 0.4% higher, the Market Value Adjustment is negative.

   EXAMPLES OF MARKET VALUE ADJUSTMENT

   Assume a Guaranteed Interest Account Value of $50,000, a five year guaranteed period with an guaranteed interest rate of 6%, and a original payment of $42,000 at the beginning of the current guaranteed period.

   1. If there is a Full Withdrawal at the beginning of the fourth year with two years remaining in the interest rate guarantee period:

      a. If the current interest rate available for a two-year Guaranteed Interest Account is 5%:

                           1.06  (24/12)
         MVA = $50,000 x [(-----)       -1] = -$570.88
                           1.054

            Free Withdrawal Amount = ($42,000 x .10) = $4,200.00

            Withdrawal Charge = ($42,000 - $4,200) x .06 = $2,268.00

            Thus the surrender proceeds = $50,000.00 + $570.88 - $2,268.00 =
            $48,302.88 - any applicable premium taxes or annual administrative fees

      b. If the current interest rate available for a two-year Guaranteed Interest Account is 7%:

                           1.06  (24/12)
         MVA = $50,000 x [(-----)       -1] = -$1,295.04
                           1.074

            Minimum Market Value Adjustment with 3% guaranteed return = $42,000 x (1.03)TO THE POWER OF 3 - $50,000 = -$4,105.47

            Since -$1,295.04 is greater than -$4,105.47, the actual MVA is -$1,295.04

            Free Withdrawal Amount = ($42,000 x.10) = $4,200.00

            Withdrawal Charge = ($42,000 - $4,200) x .06 = $2,268.00

            Thus the surrender proceeds = $50,000.00 - $1,295.04 - $2,268.00 =
            $46,436.96 - any applicable premium tax or annual administrative fees

      2. If there is a Full Withdrawal at the beginning of the tenth year (thus, no Withdrawal Charge applies) with three years remaining in the interest rate guarantee period:

      a. If the current interest rate available for a three-year Guaranteed Interest Account is 5%:

                           1.06  (36/12)
         MVA = $50,000 x [(-----)       -1] = $858.76
                           1.054

            Free Withdrawal Amount = $50,858.76
            Withdrawal Charge = 0

            Thus the surrender proceeds = $50,000.00 + $858.76 = $50,858.76 -
            any applicable premium tax or annual administrative fees

      b. If the current interest rate available for a three-year Guaranteed Interest Account is 7%:

                           1.06  (36/12)
         MVA = $50,000 x [(-----)       -1] = -$1,929.
                           1.074

            Minimum Market Value Adjustment with 3% guaranteed return = $42,000 x (1.03)TO THE POWER OF 2 - $50,000 = $5,442.20
            Since -$1,929.93 is greater than -$5,442.20, the actual MVA is -$1,929.93

            Free Withdrawal Amount = $48,070.07
            Withdrawal Charge = 0

            Thus the surrender proceeds = $50,000.00 - $1,929.93 = $48,070.07 -
            any applicable premium tax or annual administrative fees

   3. If there is a partial withdrawal of $10,000 at the beginning of the fourth year with two years remaining in the interest rate guarantee period;

      a. If the current interest rate available for a two-year Guaranteed Interest Account is 5%:

                           1.06  (24/12)
         MVA = $10,000 x [(-----)       -1] = $114.18
                           1.054

            Free Withdrawal Amount = ($42,000 x .10) = $4,200.00

            Withdrawal Charge = ($10,000 - $4,200) x .06 = $348.00

            Thus the surrender proceeds = $10,000.00 + $114.18 - $348.00 =
            $9,766.18 - any applicable premium tax or annual administrative fees

      b. If the current interest rate available for a two-year Guaranteed Interest Account is 7%:

                           1.06  (24/12)
         MVA = $10,000 x [(-----)       -1] = -$259.01
                           1.074

            Minimum Market Value Adjustment with 3% guaranteed return = $42,000 x (1.03)TO THE POWER OF 3 - $50,000 = - $4,105.47
            Since -$259.01 is greater than -$4,105.47, the actual MVA is -$259.01

            Free Withdrawal Amount = ($42,000 x .10) = $4,200.00

            Withdrawal Charge = ($10,000 - $4,200) x .06 = $348.00

            Thus the surrender proceeds - $10,000.00 - $259.01 - $348.00 =
            $9,392.99 - any applicable premium tax or annual administrative fees

   4. If there is a partial withdrawal of $10,000 at the beginning of the tenth year (thus, no Withdrawal Charge applies) with three years remaining in the interest rate guarantee period:

      a. If the current interest rate available for a three-year Guaranteed Interest Account is 5%:

                           1.06  (36/12)
         MVA = $10,000 x [(-----)       -1] = $171.75
                           1.054

            Free Withdrawal Amount = $10,171.75
            Withdrawal Charge = 0

            Thus the surrender proceeds = $10,000 + $171.75 = $10,171.75 - any applicable premium tax or administrative fees

      b. If the current interest rate available for a three-year Guaranteed Interest Account is 7%:

                           1.06  (36/12)
         MVA = $10,000 x [(-----)       -1] = -$385.99
                           1.074

            Minimum Market Value Adjustment with 3% guaranteed return =

            $42,000 x (1.03)TO THE POWER OF 2 - $50,000 = -$5,442.20
            Since -$385.99 is greater than -$5,442.20, the actual MVA is -$385.99

            Free Withdrawal Amount = $9,614.01
            Withdrawal Charge = 0

            Thus the surrender proceeds = $10,000.00 - $385.99 = $9,614.01 any applicable premium tax or annual administrative fees

   APPENDIX iii

-  CONDENSED FINANCIAL INFORMATION

   The following condensed financial information is derived from the financial statements of the Separate Account. The data should be read in conjunction with the financial statements, related notes, and other financial information included in the Statement of Additional Information.

   The following tables set forth certain information regarding the Variable Sub-accounts for a Policy since the commencement of business operations on November 13, 2000.

   The Accumulation Unit values and the number of Accumulation Units outstanding for each Variable Sub-account for the periods indicated are as follows:

                              NO OPTIONAL BENEFITS
                   (SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.25%)


                                      2001        2000
--------------------------------------------------------
JPVF GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                $ 9.703     $10.000
- End of period                      $ 6.347     $ 9.703
Number of accumulation units
- End of period                       38,013       3,100
JPVF EMERGING GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                $10.160     $10.000
- End of period                      $ 6.505     $10.160
Number of accumulation units
- End of period                       27,390       2,187
JPVF MID-CAP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                $10.000         N/A
- End of period                      $ 8.528         N/A
Number of accumulation units
- End of period                        6,545         N/A
JPVF CAPITAL GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                $ 9.465     $10.000
- End of period                      $ 6.992     $ 9.465
Number of accumulation units
- End of period                       61,847      10,934
JPVF SMALL COMPANY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                $10.350     $10.000
- End of period                      $ 9.486     $10.350
Number of accumulation units
- End of period                       12,508         232
JPVF MID-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                $10.000         N/A
- End of period                      $ 9.819         N/A
Number of accumulation units
- End of period                        4,370         N/A


                                     III-1

                                                  2001        2000
--------------------------------------------------------------------
JPVF S&P 500 INDEX SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.037     $10.000
- End of period                                  $ 8.704     $10.037
Number of accumulation units
- End of period                                   71,428       7,847
JPVF SMALL-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.734         N/A
Number of accumulation units
- End of period                                    3,404         N/A
JPVF VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000     $10.000
- End of period                                  $10.027     $10.000
Number of accumulation units
- End of period                                   40,463          47
JPVF INTERNATIONAL EQUITY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.587     $10.000
- End of period                                  $ 7.292     $ 9.587
Number of accumulation units
- End of period                                   16,888       2,157
JPVF WORLD GROWTH STOCK SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.211     $10.000
- End of period                                  $ 9.436     $10.211
Number of accumulation units
- End of period                                   27,830         250
JPVF BALANCED SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.215     $10.000
- End of period                                  $ 9.655     $10.215
Number of accumulation units
- End of period                                   52,262       9,413
JPVF HIGH YIELD BOND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.278     $10.000
- End of period                                  $10.498     $10.278
Number of accumulation units
- End of period                                   16,229       5,581
JPVF MONEY MARKET SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.003     $10.000
- End of period                                  $10.250     $10.003
Number of accumulation units
- End of period                                   65,787       3,233


                                     III-2

                                                  2001        2000
--------------------------------------------------------------------
AYCO GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.900         N/A
Number of accumulation units
- End of period                                   14,954         N/A
AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.540         N/A
Number of accumulation units
- End of period                                    5,866         N/A
FIDELITY VIP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.612     $10.000
- End of period                                  $ 7.817     $ 9.612
Number of accumulation units
- End of period                                   43,013       3,287
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.441     $10.000
- End of period                                  $ 9.799     $10.441
Number of accumulation units
- End of period                                   63,998         334
FIDELITY VIP CONTRAFUND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.090     $10.000
- End of period                                  $ 8.744     $10.090
Number of accumulation units
- End of period                                   26,194       2,027
MFS RESEARCH SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.338     $10.000
- End of period                                  $ 7.262     $ 9.338
Number of accumulation units
- End of period                                   15,794       3,118
MFS UTILITIES SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.245     $10.000
- End of period                                  $ 7.668     $10.245
Number of accumulation units
- End of period                                   39,585       3,207
PIMCO TOTAL RETURN SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.504         N/A
Number of accumulation units
- End of period                                   50,231         N/A


                                      III-3

                         ENHANCED DEATH BENEFIT OPTION 1
                   (SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.35%)


                                                  2001        2000
--------------------------------------------------------------------
JPVF GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.702     $10.000
- End of period                                  $ 6.339     $ 9.702
Number of accumulation units
- End of period                                    4,243         144
JPVF EMERGING GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.159     $10.000
- End of period                                  $ 6.498     $10.159
Number of accumulation units
- End of period                                    6,267         195
JPVF MID-CAP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.523         N/A
Number of accumulation units
- End of period                                        0         N/A
JPVF CAPITAL GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.463     $10.000
- End of period                                  $ 6.984     $ 9.463
Number of accumulation units
- End of period                                   10,141         143
JPVF SMALL COMPANY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.350     $10.000
- End of period                                  $ 9.476     $10.350
Number of accumulation units
- End of period                                       60           0
JPVF MID-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 9.815         N/A
Number of accumulation units
- End of period                                      727         N/A
JPVF S&P 500 INDEX SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.036     $10.000
- End of period                                  $ 8.695     $10.036
Number of accumulation units
- End of period                                    8,684         119
JPVF SMALL-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.728         N/A
Number of accumulation units
- End of period                                        0         N/A


                                      III-4

                                                  2001        2000
--------------------------------------------------------------------
JPVF VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000     $10.000
- End of period                                  $10.017     $10.000
Number of accumulation units
- End of period                                    3,135           0
JPVF INTERNATIONAL EQUITY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.586     $10.000
- End of period                                  $ 7.284     $ 9.586
Number of accumulation units
- End of period                                    2,946           0
JPVF WORLD GROWTH STOCK SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.211     $10.000
- End of period                                  $ 9.426     $10.211
Number of accumulation units
- End of period                                    2,349           0
JPVF BALANCED SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.215     $10.000
- End of period                                  $ 9.644     $10.215
Number of accumulation units
- End of period                                    7,544           0
JPVF HIGH YIELD BOND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.277     $10.000
- End of period                                  $10.487     $10.277
Number of accumulation units
- End of period                                    2,361           0
JPVF MONEY MARKET SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.003     $10.000
- End of period                                  $10.240     $10.003
Number of accumulation units
- End of period                                   13,100           0
AYCO GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.892         N/A
Number of accumulation units
- End of period                                        0         N/A
AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.535         N/A
Number of accumulation units
- End of period                                        0         N/A


                                      III-5

                                                  2001        2000
--------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.611     $10.000
- End of period                                  $ 7.808     $ 9.611
Number of accumulation units
- End of period                                    7,579          63
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.440     $10.000
- End of period                                  $ 9.789     $10.440
Number of accumulation units
- End of period                                   18,159           0
FIDELITY VIP CONTRAFUND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.090     $10.000
- End of period                                  $ 8.735     $10.090
Number of accumulation units
- End of period                                    5,303           0
MFS RESEARCH SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.337     $10.000
- End of period                                  $ 7.254     $ 9.337
Number of accumulation units
- End of period                                    1,013         128
MFS UTILITIES SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.244     $10.000
- End of period                                  $ 7.660     $10.244
Number of accumulation units
- End of period                                    7,980         187
PIMCO TOTAL RETURN SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.497         N/A
Number of accumulation units
- End of period                                    5,908         N/A


                                      III-6

                         ENHANCED DEATH BENEFIT OPTION 2
                   (SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40%)


                                                  2001        2000
--------------------------------------------------------------------
JPVF GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.701     $10.000
- End of period                                  $ 6.336     $ 9.701
Number of accumulation units
- End of period                                    3,606           0
JPVF EMERGING GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.159     $10.000
- End of period                                  $ 6.494     $10.159
Number of accumulation units
- End of period                                    2,311         429
JPVF MID-CAP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.521         N/A
Number of accumulation units
- End of period                                       57         N/A
JPVF CAPITAL GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.463     $10.000
- End of period                                  $ 6.980     $ 9.463
Number of accumulation units
- End of period                                    3,348           0
JPVF SMALL COMPANY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.349     $10.000
- End of period                                  $ 9.471     $10.349
Number of accumulation units
- End of period                                      370           0
JPVF MID-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 9.812         N/A
Number of accumulation units
- End of period                                    8,224         N/A
JPVF S&P 500 INDEX SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.036     $10.000
- End of period                                  $ 8.690     $10.036
Number of accumulation units
- End of period                                    9,123       2,947
JPVF SMALL-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.724         N/A
Number of accumulation units
- End of period                                    6,046         N/A


                                      III-7

                                                  2001        2000
--------------------------------------------------------------------
JPVF VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000     $10.000
- End of period                                  $10.012     $10.000
Number of accumulation units
- End of period                                    7,430           0
JPVF INTERNATIONAL EQUITY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.586     $10.000
- End of period                                  $ 7.280     $ 9.586
Number of accumulation units
- End of period                                      978           0
JPVF WORLD GROWTH STOCK SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.210     $10.000
- End of period                                  $ 9.421     $10.210
Number of accumulation units
- End of period                                    2,443           0
JPVF BALANCED SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.214     $10.000
- End of period                                  $ 9.639     $10.214
Number of accumulation units
- End of period                                    1,971           0
JPVF HIGH YIELD BOND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.277     $10.000
- End of period                                  $10.481     $10.277
Number of accumulation units
- End of period                                      340           0
JPVF MONEY MARKET SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.003     $10.000
- End of period                                  $10.234     $10.003
Number of accumulation units
- End of period                                    5,106       5,954
AYCO GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.890         N/A
Number of accumulation units
- End of period                                      645         N/A
AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.533         N/A
Number of accumulation units
- End of period                                        0         N/A


                                      III-8

                                                  2001        2000
--------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.610     $10.000
- End of period                                  $ 7.803     $ 9.610
Number of accumulation units
- End of period                                    6,992       3,516
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.439     $10.000
- End of period                                  $ 9.783     $10.439
Number of accumulation units
- End of period                                    6,130           0
FIDELITY VIP CONTRAFUND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.089     $10.000
- End of period                                  $ 8.730     $10.089
Number of accumulation units
- End of period                                    1,102           0
MFS RESEARCH SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.337     $10.000
- End of period                                  $ 7.250     $ 9.337
Number of accumulation units
- End of period                                    2,192           0
MFS UTILITIES SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.243     $10.000
- End of period                                  $ 7.655     $10.243
Number of accumulation units
- End of period                                    2,832           0
PIMCO TOTAL RETURN SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.494         N/A
Number of accumulation units
- End of period                                    1,868         N/A


                                      III-9

          OPTIONAL EXTENDED CARE CONFINEMENT AND TERMINAL ILLNESS RIDER
                   (SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.30%)


                                                  2001        2000
--------------------------------------------------------------------
JPVF GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.702     $10.000
- End of period                                  $ 6.343     $ 9.702
Number of accumulation units
- End of period                                    5,402       2,104
JPVF EMERGING GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.160     $10.000
- End of period                                  $ 6.502     $10.160
Number of accumulation units
- End of period                                    2,093         142
JPVF MID-CAP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.526         N/A
Number of accumulation units
- End of period                                        0         N/A
JPVF CAPITAL GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.464     $10.000
- End of period                                  $ 6.988     $ 9.464
Number of accumulation units
- End of period                                    4,267       1,962
JPVF SMALL COMPANY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.350     $10.000
- End of period                                  $ 9.481     $10.350
Number of accumulation units
- End of period                                        0           0
JPVF MID-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 9.817         N/A
Number of accumulation units
- End of period                                       12         N/A
JPVF S&P 500 INDEX SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.036     $10.000
- End of period                                  $ 8.699     $10.036
Number of accumulation units
- End of period                                    2,193          48
JPVF SMALL-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.731         N/A
Number of accumulation units
- End of period                                        8         N/A


                                     III-10

                                                  2001        2000
--------------------------------------------------------------------
JPVF VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000     $10.000
- End of period                                  $10.022     $10.000
Number of accumulation units
- End of period                                    1,713           0
JPVF INTERNATIONAL EQUITY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.587     $10.000
- End of period                                  $ 7.288     $ 9.587
Number of accumulation units
- End of period                                      507           0
JPVF WORLD GROWTH STOCK SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.211     $10.000
- End of period                                  $ 9.431     $10.211
Number of accumulation units
- End of period                                      196           0
JPVF BALANCED SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.215     $10.000
- End of period                                  $ 9.650     $10.215
Number of accumulation units
- End of period                                    2,018           0
JPVF HIGH YIELD BOND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.278     $10.000
- End of period                                  $10.492     $10.278
Number of accumulation units
- End of period                                      206           0
JPVF MONEY MARKET SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.003     $10.000
- End of period                                  $10.245     $10.003
Number of accumulation units
- End of period                                    2,621           0
AYCO GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.894         N/A
Number of accumulation units
- End of period                                       26         N/A
AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.538         N/A
Number of accumulation units
- End of period                                       12         N/A


                                     III-11

                                                  2001        2000
--------------------------------------------------------------------
FIDELITY VIP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.612     $10.000
- End of period                                  $ 7.812     $ 9.612
Number of accumulation units
- End of period                                      987         600
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.440     $10.000
- End of period                                  $ 9.794     $10.440
Number of accumulation units
- End of period                                      455         438
FIDELITY VIP CONTRAFUND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.090     $10.000
- End of period                                  $ 8.739     $10.090
Number of accumulation units
- End of period                                      182          48
MFS RESEARCH SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.338     $10.000
- End of period                                  $ 7.258     $ 9.338
Number of accumulation units
- End of period                                    2,311         358
MFS UTILITIES SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.245     $10.000
- End of period                                  $ 7.664     $10.245
Number of accumulation units
- End of period                                    4,222         902
PIMCO TOTAL RETURN SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.501         N/A
Number of accumulation units
- End of period                                    3,948         N/A


                                     III-12

                         ENHANCED DEATH BENEFIT OPTION 1
                                       AND
          OPTIONAL EXTENDED CARE CONFINEMENT AND TERMINAL ILLNESS RIDER
                   (SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.40%)


                                                  2001        2000
--------------------------------------------------------------------
JPVF GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.701     $10.000
- End of period                                  $ 6.336     $ 9.701
Number of accumulation units
- End of period                                    1,500           0
JPVF EMERGING GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.159     $10.000
- End of period                                  $ 6.494     $10.159
Number of accumulation units
- End of period                                    1,761           0
JPVF MID-CAP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.521         N/A
Number of accumulation units
- End of period                                        0         N/A
JPVF CAPITAL GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.463     $10.000
- End of period                                  $ 6.980     $ 9.463
Number of accumulation units
- End of period                                       85           0
JPVF SMALL COMPANY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.349     $10.000
- End of period                                  $ 9.471     $10.349
Number of accumulation units
- End of period                                      890           0
JPVF MID-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 9.812         N/A
Number of accumulation units
- End of period                                    1,129         N/A
JPVF S&P 500 INDEX SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.036     $10.000
- End of period                                  $ 8.690     $10.036
Number of accumulation units
- End of period                                    5,547           0


                                     III-13

                                                  2001        2000
--------------------------------------------------------------------
JPVF SMALL-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.724         N/A
Number of accumulation units
- End of period                                      979         N/A
JPVF VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000     $10.000
- End of period                                  $10.012     $10.000
Number of accumulation units
- End of period                                    6,710           0
JPVF INTERNATIONAL EQUITY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.586     $10.000
- End of period                                  $ 7.280     $ 9.586
Number of accumulation units
- End of period                                    1,095           0
JPVF WORLD GROWTH STOCK SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.210     $10.000
- End of period                                  $ 9.421     $10.210
Number of accumulation units
- End of period                                    1,841           0
JPVF BALANCED SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.214     $10.000
- End of period                                  $ 9.639     $10.214
Number of accumulation units
- End of period                                    2,100           0
JPVF HIGH YIELD BOND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.277     $10.000
- End of period                                  $10.481     $10.277
Number of accumulation units
- End of period                                        0           0
JPVF MONEY MARKET SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.003     $10.000
- End of period                                  $10.234     $10.003
Number of accumulation units
- End of period                                      930           0
AYCO GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.890         N/A
Number of accumulation units
- End of period                                        0         N/A


                                     III-14

                                                  2001        2000
--------------------------------------------------------------------
AMERICAN CENTURY VP INTERNATIONAL SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.533         N/A
Number of accumulation units
- End of period                                        0         N/A
FIDELITY VIP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.610     $10.000
- End of period                                  $ 7.803     $ 9.610
Number of accumulation units
- End of period                                    5,603           0
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.439     $10.000
- End of period                                  $ 9.783     $10.439
Number of accumulation units
- End of period                                    5,647           0
FIDELITY VIP CONTRAFUND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.089     $10.000
- End of period                                  $ 8.730     $10.089
Number of accumulation units
- End of period                                    3,306           0
MFS RESEARCH SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.337     $10.000
- End of period                                  $ 7.250     $ 9.337
Number of accumulation units
- End of period                                    1,585           0
MFS UTILITIES SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.243     $10.000
- End of period                                  $ 7.655     $10.243
Number of accumulation units
- End of period                                    3,041           0
PIMCO TOTAL RETURN SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.494         N/A
Number of accumulation units
- End of period                                      502         N/A


                                     III-15

                         ENHANCED DEATH BENEFIT OPTION 2
                                       AND
          OPTIONAL EXTENDED CARE CONFINEMENT AND TERMINAL ILLNESS RIDER
                   (SEPARATE ACCOUNT ANNUAL EXPENSES OF 1.45%)


                                                  2001        2000
--------------------------------------------------------------------
JPVF GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.701     $10.000
- End of period                                  $ 6.332     $ 9.701
Number of accumulation units
- End of period                                    1,943       3,075
JPVF EMERGING GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.158     $10.000
- End of period                                  $ 6.491     $10.158
Number of accumulation units
- End of period                                    1,183       3,000
JPVF MID-CAP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.518         N/A
Number of accumulation units
- End of period                                        0         N/A
JPVF CAPITAL GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.462     $10.000
- End of period                                  $ 6.976     $ 9.462
Number of accumulation units
- End of period                                    7,467       3,034
JPVF SMALL COMPANY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.349     $10.000
- End of period                                  $ 9.466     $10.349
Number of accumulation units
- End of period                                        0           0
JPVF MID-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 9.810         N/A
Number of accumulation units
- End of period                                      636         N/A
JPVF S&P 500 INDEX SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.035     $10.000
- End of period                                  $ 8.685     $10.035
Number of accumulation units
- End of period                                    5,795           0


                                     III-16

                                                  2001        2000
--------------------------------------------------------------------
JPVF SMALL-CAP VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.721         N/A
Number of accumulation units
- End of period                                        0         N/A
JPVF VALUE SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000     $10.000
- End of period                                  $10.007     $10.000
Number of accumulation units
- End of period                                    4,130           0
JPVF INTERNATIONAL EQUITY SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.586     $10.000
- End of period                                  $ 7.276     $ 9.586
Number of accumulation units
- End of period                                       66           0
JPVF WORLD GROWTH STOCK SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.210     $10.000
- End of period                                  $ 9.416     $10.210
Number of accumulation units
- End of period                                      966           0
JPVF BALANCED SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.214     $10.000
- End of period                                  $ 9.634     $10.214
Number of accumulation units
- End of period                                    1,171           0
JPVF HIGH YIELD BOND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.277     $10.000
- End of period                                  $10.475     $10.277
Number of accumulation units
- End of period                                        0           0
JPVF MONEY MARKET SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.003     $10.000
- End of period                                  $10.229     $10.003
Number of accumulation units
- End of period                                        0           0
AYCO GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.887         N/A
Number of accumulation units
- End of period                                        0         N/A


                                     III-17

                                                  2001        2000
--------------------------------------------------------------------
AMERICAN CENTURY V.P. INTERNATIONAL SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $ 8.530         N/A
Number of accumulation units
- End of period                                        0         N/A
FIDELITY VIP GROWTH SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.610     $10.000
- End of period                                  $ 7.799     $ 9.610
Number of accumulation units
- End of period                                    2,773           0
FIDELITY VIP EQUITY-INCOME SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.439     $10.000
- End of period                                  $ 9.778     $10.439
Number of accumulation units
- End of period                                    6,664       3,000
FIDELITY VIP CONTRAFUND SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.089     $10.000
- End of period                                  $ 8.726     $10.089
Number of accumulation units
- End of period                                    5,120           0
MFS RESEARCH SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $ 9.336     $10.000
- End of period                                  $ 7.246     $ 9.336
Number of Accumulation units
- End of period                                    3,777       3,140
MFS UTILITIES SERIES SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.243     $10.000
- End of period                                  $ 7.651     $10.243
Number of accumulation units
- End of period                                    6,864           0
PIMCO TOTAL RETURN SUB-ACCOUNT
Accumulation unit value
- Beginning of period                            $10.000         N/A
- End of period                                  $10.490         N/A
Number of accumulation units
- End of period                                      745         N/A


                                     III-18

                      JPF VARIABLE ANNUITY SEPARATE ACCOUNT

                                   OFFERED BY

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

                                ONE GRANITE PLACE
                          CONCORD, NEW HAMPSHIRE 03301

                                  ------------

                       STATEMENT OF ADDITIONAL INFORMATION


This Statement of Additional Information expands upon certain subjects discussed in the current Prospectus for the Jefferson Pilot Financial Insurance Company Pilot Classic Variable Annuity Policy (the "Policy") offered by Jefferson Pilot Financial Insurance Company (the "Company"). You may obtain a copy of the Prospectus dated May 1, 2002 by calling 1-800-258-3648, ext. 5394, or by writing the EIA/VA Service Center, One Granite Place, P.O. Box 515, Concord, New Hampshire 03302-0515. Terms used in the current Prospectus for the Policy are incorporated in this Statement.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE PROSPECTUSES FOR THE POLICY AND THE UNDERLYING FUNDS.

                               DATED: MAY 1, 2002

                                TABLE OF CONTENTS

                                                                                                          PAGE
                                                                                                          ----
Jefferson Pilot Financial Insurance Company                                                                3

More Information About the Policy                                                                          4

Determination of Variable Sub-account Accumulation Unit Values                                             4

Calculation of Annuity Unit Value                                                                          5

Pay-out Period Transfer Formulas                                                                           6

Administration                                                                                             7

Records and Reports                                                                                        7

Custody of Assets                                                                                          7

Administrator                                                                                              7

Principal Underwriter                                                                                      7

Performance Data and Calculations                                                                          8
    Money Market Variable Sub-account Yield                                                                8
    Other Variable Sub-account Yields                                                                      8
    Variable Sub-account Total Return Calculations: Standardized                                           10
    Other Performance Data:  Non-Standardized                                                              11
    Other Information                                                                                      13
Other Information                                                                                          14
Experts                                                                                                    14
Financial Statements                                                                                       14

In order to supplement the description in the Prospectus, the following provides additional information about the Company and the Policy which may be of interest to you.

                   JEFFERSON PILOT FINANCIAL INSURANCE COMPANY

Effective April 30, 1997, the Company, then known as Chubb Life Insurance Company of America, was acquired by Jefferson-Pilot Corporation from The Chubb Corporation. Effective May 1, 1998, the Company changed its name to Jefferson Pilot Financial Insurance Company.

Effective August 1, 2000, Alexander Hamilton Life Insurance company of America ("Alexander Hamilton Life") and Guarantee Life Insurance Company ("GLIC") merged with and into the Company, with the Company as the surviving entity. Both Alexander Hamilton Life and GLIC were affiliates of the Company. Alexander Hamilton Life was a stock life company initially organized under the laws of the State of North Carolina in 1981, and reincorporated in the State of Michigan in September 1995. GLIC was a stock life insurance company incorporated under the laws of the State of Nebraska. GLIC originally was organized in 1901 as a mutual assessment association and, after a period as a mutual life insurance company, became a stock life insurance company on December 26, 1995.


Upon the merger, the existence of Alexander Hamilton Life and GLIC ceased, and the Company became the surviving company. At the time of the merger, the Company assumed all of the variable annuity contracts issued by Alexander Hamilton and the applicable separate account became a separate account of the Company. GLIC did not have separate accounts or insurance contracts registered with the SEC.


In approving the merger on July 14, 2000, the boards of directors of the Company, Alexander Hamilton Life and GLIC determined that the merger of three financially strong stock life insurance companies would result in an overall enhanced capital position and reduced expenses, which together, would be in the long-term interests of their respective contract owners. On July 14, 2000, the respective 100% stockholders of the Company, Alexander Hamilton Life and GLIC voted to approve the merger. In addition, the Nebraska Department of Insurance approved the merger.

                        MORE INFORMATION ABOUT THE POLICY


         DETERMINATION OF VARIABLE SUB-ACCOUNT ACCUMULATION UNIT VALUES

         ACCUMULATION UNITS. Accumulation Units are used to account for all amounts allocated to or withdrawn from the Separate Account. The Company will determine the number of Accumulation Units of a Variable Sub-account by dividing the net premium payment allocated to (or the amount withdrawn from) the Variable Sub-account by the dollar value of one Accumulation Unit on the date of the transaction. These Separate Account Value will consist of the sum of the value of all Accumulation Units in all Variable Sub-accounts credited to the Policy on the applicable Valuation Day.

         ACCUMULATION UNIT VALUE. The value of an Accumulation Unit in a Variable Sub-account on any Valuation Day is the product of (a) the value on the preceding Valuation Day and (b) the Net Investment Factor for the Variable Sub-account for the Valuation Period just ended. The value of an Accumulation Unit in each of the Sub-accounts was arbitrarily established at the inception of the Separate Account's operation. The value was established at $10.00 for each of the Variable Sub-accounts.

         A VALUATION DAY is any day on which the New York Stock Exchange is open for trading except for normal federal holiday closing or when the SEC has determined that a state of emergency exists. In addition, the Company will be closed on the following local or regional business holidays which shall not constitute a Valuation Day: Good Friday, the Friday following Thanksgiving and the day before and/or following Christmas Day.

         A VALUATION PERIOD is the period of time beginning at the close of trading of the New York Stock Exchange on any Valuation Day and ending at the close of business on the next Valuation Day. A Valuation Period may be one day or more than one day.

         NET INVESTMENT FACTOR. The Company calculates the Net Investment Factor for a Valuation Period for each Variable Sub-account by dividing (a) by (b) and subtracting (c) from the result, where:

         (a)      is the sum of:

                  (1) the net asset value of a Portfolio share held in the Separate Account for that Variable Sub-account determined at the end of the current Valuation Period, plus

                  (2) the per share amount of any dividend or capital gain distributions made for shares held in the Separate Account for that Variable Sub-account if the ex-dividend date occurs during the Valuation Period.

         (b) is the net asset value of a Portfolio share held in the Separate Account for that Variable Sub-account determined as of the end of the preceding Valuation Period.

         (c) is a factor representing the Mortality and Expense Risk Charge and the Administrative Expense Charge. This factor is equal, on an annual basis, to 1.25% (1.10% + 0.15%) of the daily net asset value of Portfolio shares held in the Separate Account for that Variable Sub-account.

The Net Investment Factor may be greater or less than one; therefore, the Accumulation Unit value may increase or decrease.

                        CALCULATION OF ANNUITY UNIT VALUE

-     ANNUITY UNITS AND PAYMENTS. The dollar amount of each Variable
      Annuity Payment depends on the number of Annuity Units credited to that Payment Option and the value of those units. The number of Annuity Units is determined as follows:

          1. The dollar amount of the first payment with respect to each Variable Sub-account is determined by multiplying the portion of the Accumulation Value to be applied to the Variable Sub-account by the variable annuity purchase rate specified in the Settlement Option Table in the Policy.

          2. The number of Annuity Units credited in each Variable Sub-account is then determined by dividing the dollar amount of the first payment by the value of one Annuity Unit in that Variable Sub-account on the Maturity Date.

          3. The amount of each subsequent Annuity Payment equals the product of the Annuitant's number of Annuity Units and the Annuity Unit values on the payment date. The amount of each payment may vary.

- ANNUITY UNIT VALUE. The value of the Annuity Units will increase or decrease on a daily basis to reflect the investment performance of the applicable Portfolio. The value of an Annuity Unit in a Variable Sub-account on any Valuation Day is determined as follows:

          1. The value of the Annuity Unit for the Variable Sub-account on the preceding Valuation Day is multiplied by the Net Investment Factor for the Valuation Period.

          2. The result in (1) is then multiplied by a factor (slightly less than one) to compensate for the interest assumption built into the variable annuity purchase rates.

      The Net Investment Factor reflects the investment experience of the applicable Portfolio and certain charges (See above for a detailed description of the Net Investment Factor).

      If a variable annuity payment falls due on a non-business day of the Company, we will determine the Annuity Unit Value as of the prior business day.

                        PAY-OUT PERIOD TRANSFER FORMULAS

         During the Pay-out Period, you may transfer Separate Account Value from one Variable Sub-account to another, subject to certain limitations. Interest Rate Guarantee Periods are not available during the Pay-out Period, thus none will be available for transfers. (See "Transfers" in the Prospectus.)

         Transfers during the Pay-out Period are implemented according to the following formula:

         1. Determine the number of units to be transferred from the Variable Sub-account as follows:
             = D/AUV1

         2. Determine the number of Annuity Units remaining in that Variable Sub-account (after the transfer):
             = UNIT1 - D/AUV1

         3. Determine the number of Annuity Units in the transferee Variable Sub-account (after the transfer):
             = UNIT2 + D/AUV2

         4. Subsequent Annuity Payments will reflect the changes in Annuity Units in each Variable Sub-account as of the next Annuity Payment's due date.

Where:

             (AUV1) is the Annuity Unit value of the Variable Sub-account from which the transfer is being made.

             (AUV2) is the Annuity Unit value of the Variable Sub-account to which the transfer is being made.

             (UNIT1) is the number of units in the Variable Sub-account from which the transfer is being made, before the transfer.

             (UNIT2) is the number of units in the Variable Sub-account to which the transfer is being made, before the transfer.

             (D)     is the dollar amount being transferred.

                                 ADMINISTRATION

         The Company or its affiliates will be providing administrative services. The services provided by the Company or its affiliates include issuance and redemption of the Policy, maintenance of records concerning the Policy and certain Owner services.

         If the Company or its affiliates do not continue to provide these services, the Company will attempt to secure similar services from such sources as may then be available. Services will be purchased on a basis which, in the Company's sole discretion, affords the best service at the lowest cost. The Company, however, reserves the right to select a provider of services which the Company, in its sole discretion, considers best able to perform such services in a satisfactory manner even though the costs for the service may be higher than would prevail elsewhere.

                               RECORDS AND REPORTS

         All records and accounts relating to the Separate Account will be maintained by the Company. As presently required by the Investment Company Act of 1940 and regulations promulgated thereunder, the Company will mail to you at your last known address of record, at least annually, reports containing such information as may be required under that Act or by any other applicable law or regulation. You will also receive confirmation of each financial transaction and any other reports required by law or regulation.

                                CUSTODY OF ASSETS

         Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains the books and records regarding the Separate Account's investment in the Portfolios. The assets of the Portfolios are held in the custody of the custodian for each Portfolio. See the prospectuses for the Portfolios for information regarding custody of the Portfolios' assets. The assets of each of the Variable Sub-accounts of the Separate Account are segregated and held separate and apart from the assets of the other Variable Sub-accounts and from the Company's General Account assets.

                                  ADMINISTRATOR

         Jefferson Pilot Investment Advisory Corporation, an affiliate of the Company, maintains records of all purchases and redemptions of Portfolio shares by each of the Variable Sub-accounts.

                              PRINCIPAL UNDERWRITER


         The Company, on its own behalf and on behalf of the Separate Account, entered into an Agreement with Jefferson Pilot Variable Corporation ("JPVC") to serve as principal underwriter for the continuous offering of the Policies. JPVC is a wholly-owned subsidiary of Jefferson-Pilot Corporation and is an affiliate of the Company. During the years ended December 31, 2000 and December 31, 2001, JPVC received $40,205 and $172,076 respectively, in brokerage commissions and did not retain any of these commissions.

                        PERFORMANCE DATA AND CALCULATIONS

MONEY MARKET VARIABLE SUB-ACCOUNT YIELD

         The Yield of the Money Market Variable Sub-account for a seven-day period is calculated by a standardized method prescribed by rules of the Securities and Exchange Commission. Under this method, the yield quotation is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, subtracting a hypothetical charge reflecting deductions from Policy owner accounts, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and multiplying the base period return by (365/7) with the resulting yield figure carried to at least the nearest 100th of 1%. The Separate Account may also compute the Money Market Variable Sub-account's yield on an annualized basis. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation) in the value of a hypothetical account having a balance of one Accumulation Unit of the Money Market Variable Sub-account at the beginning of such seven-day period, dividing such net change in account value by the value of the account at the beginning of the seven-day base period to determine the base period return, and annualizing this quotient on a 365-day basis.

         The SEC also permits the Separate Account to disclose the effective yield of the Money Market Variable Sub-account for the same seven-day period, determined on a compounded basis. The effective yield is calculated by compounding the unannualized base period return by adding one to the base period return, raising the sum to a power equal to 365 divided by 7, and subtracting one from the result.

         The yield on amounts held in the Money Market Variable Sub-account normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Variable Sub-account's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the JPVF Money Market Portfolio, the types and quality of portfolio securities held by the JPVF Money Market Portfolio, and its operating expenses. The yield figures do not reflect Withdrawal Charges or premium taxes.

OTHER VARIABLE SUB-ACCOUNT YIELDS

         The yield of Variable Sub-accounts other than the Money Market Variable Sub-account based on a 30-day period is calculated by a standardized method prescribed by rules of the SEC. The yield is computed by dividing the net investment income per Accumulation Unit earned during the period by the maximum offering price per unit on the last day of the period, according to the following formula:

                                            6
                           YIELD = 2[(a-b+1)  -1]
                                      ---
                                  cd

Where:

a = net investment income earned during the period by the portfolio company attributable to shares owned by the Sub-account.

b  = expenses accrued for the period (net of reimbursements).

c = the average daily number of Accumulation Units outstanding during the period.

d = the maximum offering price per Accumulation Unit on the last day of the period.

         The Company may from time to time advertise or disclose the current annualized yield of one or more of the Variable Sub-accounts of the Separate Account (except the Money Market Variable Sub-account) for 30-day periods. The annualized yield of a Variable Sub-account refers to income generated by the Variable Sub-account over a specific 30-day period. Because the yield is annualized, the yield generated by a Variable Sub-account during the 30-day period is assumed to be generated each 30-day period over a 12-month period. The 30-day yield is calculated according to the following formula:

                                               6
                                Yield = 2 (a-b)
                                           -----
                                       cd          + 1      -1

Where:

a = Net investment income of the Variable Sub-account for the 30-day period attributable to the Variable Sub-account's unit.

b  = Expenses of the Variable Sub-account for the 30-day period.

c  = The average number of units outstanding.

d  = The unit value at the close (highest) of the last day in the 30-day period.

         Because of the charges and deductions imposed by the Separate Account, the yield for a Variable Sub-account of the Separate Account will be lower than the yield for its corresponding Portfolio. The yield calculations do not reflect the effect of any premium taxes or Withdrawal Charge that may be applicable to a particular Policy. Withdrawal Charges range from 8% to 3% of the amount withdrawn which is attributable to premium payments made less than seven years prior to the Withdrawal. The yield on amounts held in the Variable Sub-accounts of the Separate Account normally will fluctuate over time. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. A Variable Sub-account's actual yield is affected by the types and quality of the Portfolios' investments and its operating expenses.

VARIABLE SUB-ACCOUNT TOTAL RETURN CALCULATIONS:  STANDARDIZED

         The Company may from time to time also disclose average annual total returns for one or more of the Variable Sub-accounts for various periods of time. Average annual total return quotations are computed by finding the average annual compounded rates of return over one, five and ten year periods and for the life of the Variable Sub-account that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                          n
                                 P (1 + T)  = ERV
  Where:
                  P    = hypothetical initial premium payment of $1,000;

                  T    = average annual total return;

                  n    = number of years; and

                  ERV  = ending redeemable value at the end of the one,
                         five or ten-year period (or fractional portion thereof) of a hypothetical $1,000 payment made at the beginning of the 1, 5, or 10-year period.

         The Withdrawal Charge on Policies and all recurring fees that are charged to all shareholder accounts (the Annual Administrative Fee) are recognized in the ending redeemable value for standard total return figures. These figures will not reflect any premium taxes.


The following table shows the Standardized Average Annual Total Return for the Pilot Classic Variable Annuity Sub-accounts for the periods ended December 31, 2001.



    SUB-ACCOUNTS:                                    1 YEAR                        SINCE INCEPTION
    -------------                                    ------                        ---------------
JPVF Growth                                          -43.04%                            -44.24%
JPVF Emerging Growth                                 -44.32%                            -43.16%
JPVF Mid-Cap Growth*                                   N/A                              -24.76%
JPVF Capital Growth                                  -35.26%                            -38.61%
JPVF Small Company                                   -18.90%                            -18.33%
JPVF Mid-Cap Value*                                    N/A                              -12.88%
JPVF S&P 500 Index                                   -23.43%                            -24.60%
JPVF Small-Cap Value*                                  N/A                               -4.47%
JPVF Value                                           -10.97%                            -10.97%
JPVF International Equity                            -33.25%                            -37.51%
JPVF World Growth Stock                              -18.20%                            -18.60%
JPVF Balanced                                        -16.27%                            -16.36%
JPVF High Yield Bond                                  -9.25%                             -9.10%
JPVF Money Market                                     -8.94%                            -12.02%
American Century VP International*                     N/A                              -24.65%
AYCO Growth*                                           N/A                              -21.89%
Fidelity VIP Growth                                  -28.41%                            -31.52%
Fidelity VIP Equity-Income                           -16.87%                            -14.83%
Fidelity VIP Contrafund                              -23.49%                            -24.68%
MFS Research Series                                  -31.68%                            -36.17%
MFS Utilities Series                                 -34.36%                            -32.51%
PIMCO Total Return *                                   N/A                               -6.58%



* These sub-accounts were added to the policy as of May 1, 2001.

OTHER PERFORMANCE DATA:  NON-STANDARDIZED

         The Company may from time to time also disclose average annual total returns in non-standardized formats in conjunction with the standard format described above. The non-standard format calculation varies from the standard format calculation described above in that it will NOT take either Withdrawal Charges or the Annual Administrative Fee into account and will be based on an average Policy size of $30,000.

         The standardized performance calculation described above is based on the inception date of each Variable Sub-account. However, for the non-standardized performance calculation, if a Portfolio was in existence prior to the inception date of the corresponding Variable Sub-account, the performance for the Variable Sub-account will be calculated on a hypothetical basis by applying the Mortality and Expense Risk Charge and the Administrative Expense Charge to the historical performance of the corresponding Portfolio as if the Policy has been in existence back to the inception date of the Portfolio.


         The following table shows the non-standardized average annual total return for the Pilot Classic Variable Annuity Sub-accounts for the periods ended December 31, 2001.



                                           1 YEAR           3 YEARS           5 YEARS           10 YEARS           S.I.*
                                           ------           -------           -------           --------           ----
JPVF Growth                                -34.59%            2.75%              N/A                N/A             8.87% (1/1/98)
JPVF Emerging Growth                       -35.98%           -3.77%              6.83%              N/A            12.10% (5/1/95)
JPVF Mid-Cap Growth                          N/A              N/A                N/A                N/A           -14.88% (5/1/01)
JPVF Capital Growth                        -26.13%           -3.38%              9.53%              N/A            14.98% (5/1/92)
JPVF Small Company                          -8.34%           -5.70%             -2.26%             7.16%            7.60% (4/18/86)
JPVF Mid-Cap Value                           N/A              N/A                 N/A               N/A            -1.59% (5/1/01)
JPVF S&P 500 Index                         -13.28%            N/A                 N/A               N/A           -13.41% (5/1/00)
JPVF Small-Cap Value                         N/A              N/A                 N/A               N/A            10.45% (5/1/01)
JPVF Value                                   0.27%            4.15%              9.85%              N/A            11.83% (5/1/92)
JPVF International Equity                  -23.94%           -9.13%               N/A               N/A            -2.56% (1/1/98)
JPVF World Growth Stock                     -7.59%            3.41%              5.05%             8.65%            9.12% (8/1/85)
JPVF Balanced                               -5.49%            3.56%              8.21%              N/A             8.56% (5/1/92)
JPVF High Yield Bond                         2.14%           -1.31%               N/A               N/A            -1.07% (1/1/98)
JPVF Money Market                            2.47%            3.44%              3.48%             2.91%            3.64% (8/1/85)
American Century VP International          -30.06%           -2.36%              5.04%              N/A             5.50% (5/1/94)
Ayco Growth                                 -4.09%            N/A                 N/A               N/A            -6.28% (12/1/00)
Fidelity VIP Growth                        -18.68%           -1.00%             10.26%            11.98%           12.35% (10/9/86)
Fidelity VIP Equity-Income                  -6.14%            1.81%              7.98%            12.15%           10.67% (10/9/86)
Fidelity VIP Contrafund                    -13.34%           -0.65%              9.02%              N/A            14.28% (1/3/95)
MFS Research Series                        -22.23%           -3.61%              5.30%              N/A             8.80% (7/26/95)
MFS Utilities Series                       -25.15%            0.71%              9.11%              N/A            13.29% (1/3/95)
PIMCO Total Return                           7.04%            4.56%               N/A               N/A             5.23% (12/31/97)


* The date listed next to each performance figure in this column is the inception date of Portfolio underlying each corresponding Variable sub-account.

      The Company may from time to time also disclose cumulative total returns in conjunction with the standard format described above. Cumulative total return figures represent the cumulative change in value of an investment in a Sub-account over the indicated periods. The cumulative returns will be calculated using the following formula, assuming no Withdrawal Charge or Annual Administrative Fee.


                                  CTR = ERV - P
                                        -------
                                           P

Where:

    CTR = the cumulative total return net of a Variable Sub-account's recurring charges for the period;

    ERV = ending redeemable value at the end of the 1, 5 or 10-year (or other) period (or fractional portion thereof) of a hypothetical $30,000 premium payment made at the beginning of the one, five, or ten-year (or other) period, and

    P   =   a hypothetical initial premium payment of $30,000.

The following table shows the non-standardized cumulative total return for the Pilot Classic Variable Annuity Sub-accounts for the periods ended December 31, 2000.


    SUB-ACCOUNTS                                      1 YEAR                    SINCE INCEPTION*
    ------------                                      ------                    ----------------
JPVF Growth                                          -34.59%                     40.51% (1/1/98)
JPVF Emerging Growth                                 -35.98%                    114.26% (5/1/95)
JPVF Mid-Cap Growth                                    N/A                      -14.88% (5/1/01)
JPVF Capital Growth                                  -26.13%                    285.89% (5/1/92)
JPVF Small Company                                    -8.34%                    216.16% (4/18/86)
JPVF Mid-Cap Value                                     N/A                       -1.59% (5/1/01)
JPVF S&P 500 Index                                   -13.28%                    -21.35% (5/1/00)
JPVF Small-Cap Value                                   N/A                       10.45% (5/1/01)
JPVF Value                                             0.27%                    195.06% (5/1/92)
JPVF International Equity                            -23.94%                     -9.85% (1/1/98)
JPVF World Growth Stock                               -7.59%                    319.22% (8/1/85)
JPVF Balanced                                         -5.49%                    121.40% (5/1/92)
JPVF High Yield Bond                                   2.14%                     -4.22% (1/1/98)
JPVF Money Market                                      2.47%                     79.92% (8/1/85)
American Century VP International                    -30.06%                     50.85% (5/1/94)
AYCO Growth                                           -4.09%                     -6.78% (12/1/00)
Fidelity VIP Growth                                  -18.68%                    489.81% (10/9/86)
Fidelity VIP Equity-Income                            -6.14%                    368.98% (10/9/86)
Fidelity VIP Contrafund                              -13.34%                    154.46% (1/3/95)
MFS Research Series                                  -22.23%                     72.13% (7/26/95)
MFS Utilities Series                                 -25.15%                    139.46% (1/3/95)
PIMCO Total Return                                     7.04%                     22.63% (12/31/97)


* The date listed next to each performance figure in this column is the inception date of the Portfolio underlying each corresponding Variable sub-account.

All non-standard performance data will only be advertised if the standard total return performance data is also included in the advertisement.

OTHER INFORMATION

      The following is a partial list of those publications which may be cited in advertising or sales literature describing investment results or other data relative to one or more of the Variable Sub-accounts. Other publications may also be cited.


         Broker World                                         Financial World
         Across the Board                                     Advertising Age
         American Banker                                      Barron's
         Best's Review                                        Business Insurance
         Business Month                                       Business Week
         Changing Times                                       Consumer Reports
         Economist                                            Financial Planning
         Forbes                                               Fortune Inc. Institutional Investor
         Insurance Forum                                      Insurance Sales
         Insurance Week                                       Journal of Accountancy
         Journal of the American Society of CLU & ChFC        Journal of Commerce
         Life Insurance Selling                               Life Association News
         MarketFacts                                          Manager's Magazine
         National Underwriter                                 Money
         Morningstar, Inc.                                    Nation's Business
         New Choices (formerly 50 Plus)                       New York Times
         Pension World                                        Pensions & Investments
         Rough Notes                                          Round the Table
         U.S. Banker                                          VARDs
         Wall Street Journal                                  Working Woman

                                OTHER INFORMATION

         A Registration Statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Polices discussed in this Statement of Additional Information. Not all of the information set forth in the Registration Statement, amendments and exhibits thereto has been included in the Prospectus for the Policies or this Statement of Additional Information. Statements contained in the Prospectus and this Statement of Additional Information concerning the content of the Policies and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, reference should be made to the instruments filed with the Securities and Exchange Commission.

                                     EXPERTS


         The financial statements of the JPF Variable Annuity Separate Account of Jefferson Pilot Financial Insurance Company as of December 31, 2001, and for the periods ended December 31, 2001 and 2000, appearing in this Statement of Additional Information and this Registration Statement have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

         The audited consolidated financial statements of Jefferson Pilot Financial Insurance Company as of December 31, 2001, and for each of the three years in the period ended December 31, 2001, have been audited by Ernst & Young LLP, independent auditors, as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.


                              FINANCIAL STATEMENTS

         The financial statements of the Company included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account, nor do they necessarily bear on the Guaranteed Interest Rates declared from time to time for the Interest Rate Guarantee Periods of the Guaranteed Interest Account.

                         REPORT OF INDEPENDENT AUDITORS

Contractholders of the JPF Variable Annuity Separate Account
The Board of Directors, Jefferson Pilot Financial Insurance Company

We have audited the accompanying statement of assets and liabilities of the JPF Variable Annuity Separate Account as of December 31, 2001, and the related statement of operations, the statements of changes in net assets, and the financial highlights for each of the periods indicated herein. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JPF Variable Annuity Separate Account at December 31, 2001, the results of its operations, the changes in its net assets, and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States.


                                                           /s/ ERNST & YOUNG LLP

Boston, Massachusetts
March 29, 2002

                      STATEMENT OF ASSETS AND LIABILITIES

                            JPF VA SEPARATE ACCOUNT

                               December 31, 2001

                                                                   JPVF          JPVF          JPVF          JPVF          JPVF
                                                      JPVF        EMERGING       MID-CAP      CAPITAL        SMALL        MID-CAP
                                                     GROWTH        GROWTH        GROWTH        GROWTH       COMPANY        VALUE
                                                   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                   -----------   -----------   -----------   -----------   -----------   -----------
ASSETS


Investments at cost                                $   566,903   $   368,886   $   110,836   $   877,721   $   132,416   $   189,991
                                                   ===========   ===========   ===========   ===========   ===========   ===========


Investments at market value                        $   502,463   $   313,472   $   108,265   $   768,260   $   147,324   $   356,240
Net premiums receivable                                     10         1,372           114         7,054           110         6,412
                                                   -----------   -----------   -----------   -----------   -----------   -----------

                  TOTAL NET ASSETS                 $   502,473   $   314,844   $   108,379   $   775,314   $   147,434   $   362,652
                                                   ===========   ===========   ===========   ===========   ===========   ===========

ACCUMULATING UNIT DISTRIBUTION
      Classic Base Coverage                             38,013        27,390         6,545        61,847        12,508         4,370
      Classic Base/Death Benefit 1                       4,243         6,267           -          10,141            60           727
      Classic Base/Death Benefit 2                       3,606         2,311            57         3,348           370         8,224
      Classic Base/Extended care                         5,402         2,093           -           4,267           -              12
      Classic Base/Death Benefit 1/Extended Care         1,500         1,761           -              85           890         1,129
      Classic Base/Death Benefit 2/Extended Care         1,943         1,183           -           7,467           -             636
      Elite Base                                        19,105         5,624           985        17,372         1,707        16,959
      Elite Base/Death Benefit 1                         3,024         1,037         5,117         4,066           -           4,767
      Elite Base/Death Benefit 2                         1,204           602           -           1,204           -             -

UNIT VALUE
      Classic Base Coverage                        $     6.347   $     6.505   $     8.528   $     6.992   $     9.486   $     9.819
      Classic Base/Death Benefit 1                       6.339         6.498           -           6.984         9.476         9.815
      Classic Base/Death Benefit 2                       6.336         6.494         8.521         6.980         9.471         9.812
      Classic Base/Extended care                         6.343         6.502           -           6.988           -           9.817
      Classic Base/Death Benefit 1/Extended Care         6.336         6.494           -           6.980         9.471         9.812
      Classic Base/Death Benefit 2/Extended Care         6.332         6.491           -           6.976           -           9.810
      Elite Base                                         6.663         6.643         8.540         7.345         9.538         9.874
      Elite Base/Death Benefit 1                         6.656         6.635         8.534         7.337                       9.867
      Elite Base/Death Benefit 2                         6.652         6.632           -           7.333           -             -

See notes to financial statements

                                                     JPVF          JPVF                         JPVF         JPVF
                                                    S&P 500      SMALL-CAP       JPVF       INTERNATIONAL    WORLD          JPVF
                                                     INDEX         VALUE         VALUE         EQUITY        GROWTH       BALANCED
                                                   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                   -----------   -----------   -----------   -----------   -----------   -----------
ASSETS


Investments at cost                                $ 1,177,819   $   189,991   $   744,132   $   208,899   $   449,734   $   828,767
                                                   ===========   ===========   ===========   ===========   ===========   ===========


Investments at market value                        $ 1,139,891   $   206,843   $   754,130   $   193,835   $   440,854   $   807,842
Accrued Investment Income                                  -           1,222           -             -             -             -
Net premiums receivable                                    650            63         1,319         2,028           423         1,712
                                                   -----------   -----------   -----------   -----------   -----------   -----------

                  TOTAL NET ASSETS                 $ 1,140,541   $   208,128   $   755,449   $   195,863   $   441,277   $   809,554
                                                   ===========   ===========   ===========   ===========   ===========   ===========

ACCUMULATING UNIT DISTRIBUTION
      Classic Base Coverage                             71,428         3,404        40,463        16,888        27,830        52,262
      Classic Base/Death Benefit 1                       8,684           -           3,135         2,946         2,349         7,544
      Classic Base/Death Benefit 2                       9,123         6,046         7,430           978         2,443         1,971
      Classic Base/Extended care                         2,193             8         1,713           507           196         2,018
      Classic Base/Death Benefit 1/Extended Care         5,547           979         6,710         1,095         1,841         2,100
      Classic Base/Death Benefit 2/Extended Care         5,795           -           4,130            66           966         1,171
      Elite Base                                        20,931         8,257         9,723         2,641        10,763        14,796
      Elite Base/Death Benefit 1                         4,734           422         1,214         1,269           418         2,057
      Elite Base/Death Benefit 2                         1,204           -             -             -             -             -
      Elite Base/Death Benefit 1/Extended Care           1,312           -           1,197           -             -             -

UNIT VALUE
      Classic Base Coverage                        $     8.704   $    10.734   $    10.027   $     7.292   $     9.436   $     9.655
      Classic Base/Death Benefit 1                       8.695           -          10.017         7.284         9.426         9.644
      Classic Base/Death Benefit 2                       8.690        10.724        10.012         7.280         9.421         9.639
      Classic Base/Extended care                         8.699        10.731        10.022         7.288         9.431         9.650
      Classic Base/Death Benefit 1/Extended Care         8.690        10.724        10.012         7.280         9.421         9.639
      Classic Base/Death Benefit 2/Extended Care         8.685           -          10.007         7.276         9.416         9.634
      Elite Base                                         8.750        11.082         9.751         8.191         9.413         9.630
      Elite Base/Death Benefit 1                         8.741        11.074         9.743         8.184         9.405         9.620
      Elite Base/Death Benefit 2                         8.736           -             -             -             -             -
      Elite Base/Death Benefit 1/Extended Care           8.736           -           9.739           -             -             -

See notes to financial statements

                                                                              AMERICAN                   FIDELITY      FIDELITY
                                                     JPVF         JPVF        CENTURY        AYCO          VIP           VIP
                                                   HIGH YIELD  MONEY MARKET   VP INT'L      GROWTH        GROWTH    EQUITY-INCOME
                                                  SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT   SUB-ACCOUNT  SUB-ACCOUNT
                                                  -----------  -----------   -----------  -----------   -----------  -----------
ASSETS


Investments at cost                                $  237,000   $2,501,183    $   57,563   $  152,737    $  661,458   $1,254,161
                                                   ==========   ==========    ==========   ==========    ==========   ==========



Investments at market value                        $  213,894   $2,513,498    $   53,358   $  146,829    $  641,996   $1,251,769
Accrued Investment Income                              22,838          -             -            -             -            -
Net premiums receivable (payable)                         275       (2,875)          113          (10)        8,022          817
                                                   ----------   ----------    ----------   ----------    ----------   ----------

                  TOTAL NET ASSETS                 $  237,007   $2,510,623    $   53,471   $  146,819    $  650,018   $1,252,586
                                                   ==========   ==========    ==========   ==========    ==========   ==========

ACCUMULATING UNIT DISTRIBUTION
      Classic Base Coverage                            16,229       65,787         5,866       14,954        43,013       63,998
      Classic Base/Death Benefit 1                      2,361       13,100           -            -           7,579       18,159
      Classic Base/Death Benefit 2                        340        5,106           -            645         6,992        6,130
      Classic Base/Extended care                          206        2,621            12           26           987          455
      Classic Base/Death Benefit 1/Extended Care          -            930           -            -           5,603        5,647
      Classic Base/Death Benefit 2/Extended Care          -            -             -            -           2,773        6,664
      Elite Base                                        2,640      126,304           403          921         7,705       20,740
      Elite Base/Death Benefit 1                        1,156        1,151           -            -           7,203        6,263
      Elite Base/Extended Care                            -         26,494           -            -             -            -
      Elite Base/Death Benefit 1/Extended Care            -          3,035           -            -             -          1,241

UNIT VALUE
      Classic Base Coverage                        $   10.498   $   10.250    $    8.540   $    8.897    $    7.817   $    9.800
      Classic Base/Death Benefit 1                     10.487       10.240           -            -           7.808        9.789
      Classic Base/Death Benefit 2                     10.481       10.234           -          8.890         7.803        9.783
      Classic Base/Extended care                       10.492       10.245         8.538        8.894         7.812        9.794
      Classic Base/Death Benefit 1/Extended Care          -         10.234           -            -           7.803        9.783
      Classic Base/Death Benefit 2/Extended Care          -            -             -            -           7.799        9.778
      Elite Base                                        9.527       10.281         8.135        8.501         8.525        9.312
      Elite Base/Death Benefit 1                        9.519       10.271           -            -           8.517        9.304
      Elite Base/Extended Care                            -         10.276           -            -             -            -
      Elite Base/Death Benefit 1/Extended Care            -         10.266           -            -             -          9.300

See notes to financial statements

                                                     FIDELITY
                                                      VIP II           MFS             MFS          OPPENHEIMER
                                                    CONTRAFUND       RESEARCH        UTILITIES  CAPITAL APPRECIATION
                                                    SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT     SUB-ACCOUNT
                                                   -------------   -------------   -------------   -------------
ASSETS


Investments at cost                                $     472,589   $     299,008   $     776,861   $     394,555
                                                   =============   =============   =============   =============



Investments at market value                        $     467,209   $     247,956   $     668,897   $     348,115
Accrued Investment Income                                    -               -               -               -
Net premiums receivable (payable)                          2,745           4,907           8,968            (118)
                                                   -------------   -------------   -------------   -------------

                  TOTAL NET ASSETS                 $     469,954   $     252,863   $     677,865   $     347,997
                                                   =============   =============   =============   =============

ACCUMULATING UNIT DISTRIBUTION
      Classic Base Coverage                               26,194          15,794          39,585           9,178
      Classic Base/Death Benefit 1                         5,303           1,013           7,980           1,466
      Classic Base/Death Benefit 2                         1,102           2,192           2,832           3,045
      Classic Base/Extended care                             182           2,311           4,222           2,507
      Classic Base/Death Benefit 1/Extended Care           3,306           1,585           3,041             -
      Classic Base/Death Benefit 2/Extended Care           5,120           3,777           6,864           3,369
      Elite Base                                           8,576           6,544          21,228          19,233
      Elite Base/Death Benefit 1                           2,166             903             -               -
      Elite Base/Death Benefit 2                             -               -               602           1,204
      Elite Base/Death Benefit 1/Extended Care             1,261             -             1,274             -

UNIT VALUE
      Classic Base Coverage                        $       8.744   $       7.262   $       7.668   $       8.557
      Classic Base/Death Benefit 1                         8.735           7.254           7.660           8.547
      Classic Base/Death Benefit 2                         8.730           7.250           7.655           8.543
      Classic Base/Extended care                           8.740           7.258           7.664           8.552
      Classic Base/Death Benefit 1/Extended Care           8.730           7.250           7.655             -
      Classic Base/Death Benefit 2/Extended Care           8.726           7.246           7.651           8.538
      Elite Base                                           9.156           7.965           7.939           8.844
      Elite Base/Death Benefit 1                           9.148           7.958             -               -
      Elite Base/Death Benefit 2                             -               -             7.926           8.830
      Elite Base/Death Benefit 1/Extended Care             9.143             -             7.926             -


                                                                                       PIMCO
                                                    OPPENHEIMER     OPPENHEIMER     TOTAL RETURN
                                                   STRATEGIC BOND      BOND             BOND
                                                    SUB-ACCOUNT     SUB-ACCOUNT      SUB-ACCOUNT
                                                   -------------   -------------   -------------
ASSETS


Investments at cost                                $      81,119   $     230,812   $     888,235
                                                   =============   =============   =============



Investments at market value                        $      81,511   $     238,371   $     875,620
Accrued Investment Income                                    -               -             2,376
Net premiums receivable (payable)                            147           1,272           4,637
                                                   -------------   -------------   -------------

                  TOTAL NET ASSETS                 $      81,658   $     239,643   $     882,633
                                                   =============   =============   =============

ACCUMULATING UNIT DISTRIBUTION
      Classic Base Coverage                                5,533          15,397          50,231
      Classic Base/Death Benefit 1                            24             134           5,908
      Classic Base/Death Benefit 2                           -               -             1,868
      Classic Base/Extended care                              19             885           3,948
      Classic Base/Death Benefit 1/Extended Care             -               -               502
      Classic Base/Death Benefit 2/Extended Care           1,014             -               745
      Elite Base                                             -             5,624          18,447
      Elite Base/Death Benefit 1                           1,174             282           2,409
      Elite Base/Death Benefit 2                             -               -               -
      Elite Base/Death Benefit 1/Extended Care               -               -               -

UNIT VALUE
      Classic Base Coverage                        $      10.615   $      10.787   $      10.504
      Classic Base/Death Benefit 1                        10.604          10.775          10.497
      Classic Base/Death Benefit 2                           -               -            10.494
      Classic Base/Extended care                          10.609          10.781          10.501
      Classic Base/Death Benefit 1/Extended Care             -               -            10.494
      Classic Base/Death Benefit 2/Extended Care          10.592             -            10.491
      Elite Base                                             -            10.597          10.575
      Elite Base/Death Benefit 1                          10.003          10.587          10.568
      Elite Base/Death Benefit 2                             -               -               -
      Elite Base/Death Benefit 1/Extended Care               -               -               -

See notes to financial statements

                            STATEMENT OF OPERATIONS

                             JPF VA SEPARATE ACCOUNT

                                                                    JPVF          JPVF          JPVF          JPVF         JPVF
                                                      JPVF        EMERGING       MID-CAP       CAPITAL        SMALL       MID-CAP
                                                     GROWTH        GROWTH        GROWTH        GROWTH        COMPANY       VALUE
                                                   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                   ----------    ----------    ----------    ----------    ----------    ----------
                                                                             FOR THE PERIOD                           FOR THE PERIOD
                                                     YEAR          YEAR      MAY 1, 2001 (a)   YEAR          YEAR    MAY 1, 2001 (a)
                                                     ENDED         ENDED           TO          ENDED         ENDED          TO
                                                   DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31, DECEMBER 31,
                                                      2001          2001          2001          2001          2001          2001
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Investment Income:
      Dividend income                              $       -     $       -     $       -     $       -     $       -     $       -


Expenses:
      Expense paid to affiliated company
           (See Note B)                                 2,736         1,672           316         4,830           521           644
                                                   ----------    ----------    ----------    ----------    ----------    ----------
               Net investment loss                     (2,736)       (1,672)         (316)       (4,830)         (521)         (644)



Realized gain (loss) on investments

      Net realized loss on sale of fund shares         (5,285)       (3,059)         (542)      (13,025)          (28)           (6)
      Realized gain distributions                      10,195        21,818                      21,554            -
                                                   ----------    ----------    ----------    ----------    ----------    ----------

      Realized gain (loss)                              4,910        18,759          (542)        8,529           (28)           (6)
                                                   ----------    ----------    ----------    ----------    ----------    ----------

      Change in unrealized gain (loss) on
           investments                                (64,075)      (56,733)       (2,571)     (104,797)       14,897        38,680
                                                   ----------    ----------    ----------    ----------    ----------    ----------

      Increase (decrease) in net assets
           from operations                         $  (61,901)   $  (39,646)   $   (3,429)   $ (101,098)   $   14,348    $   38,030
                                                   ==========    ==========    ==========    ==========    ==========    ==========

(a)  Commencement of operations

See notes to financial statements.

                                                      JPVF          JPVF                        JPVF         JPVF
                                                     S&P 500       SMALL-CAP      JPVF      INTERNATIONAL    WORLD          JPVF
                                                      INDEX         VALUE         VALUE        EQUITY        GROWTH       BALANCED
                                                   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT   SUB-ACCOUNT
                                                   ----------    ----------    ----------    ----------    ----------    ----------
                                                               FOR THE PERIOD
                                                     YEAR      MAY 1, 2001 (a)   YEAR         YEAR          YEAR           YEAR
                                                     ENDED         ENDED         ENDED        ENDED         ENDED          ENDED
                                                   DECEMBER 31,  DECEMBER 31, DECEMBER 31,  DECEMBER 31,  DECEMBER 31,  DECEMBER 31,
                                                      2001          2001          2001         2001          2001           2001
                                                   ----------    ----------    ----------    ----------    ----------    ----------
Investment Income:
      Dividend income                              $    2,600    $       -      $      701   $       -      $    1,236    $    6,583


Expenses:
      Expense paid to affiliated company
           (See Note B)                                 6,408           480         3,221         1,028         2,289         4,257
                                                   ----------    ----------    ----------    ----------    ----------    ----------
               Net investment income (loss)            (3,808)         (480)       (2,520)       (1,028)       (1,053)        2,326



Realized gain (loss) on investments
      Net realized gain (loss) on sale
           of fund shares                                (859)           93          (183)          (88)       (1,097)         (652)
      Realized gain distributions                         -           1,222            48           -          10,206        11,886
                                                   ----------    ----------    ----------    ----------    ----------    ----------

      Realized gain (loss)                               (859)        1,315          (135)          (88)        9,109        11,234
                                                   ----------    ----------    ----------    ----------    ----------    ----------

      Change in unrealized gain (loss) on
           investments                                (37,903)       16,852         9,998       (14,756)       (8,890)      (21,827)
                                                   ----------    ----------    ----------    ----------    ----------    ----------

      Increase (decrease) in net assets
           from operations                         $  (42,570)   $   17,687    $    7,343    $  (15,872)   $     (834)   $   (8,267)
                                                   ==========    ==========    ==========    ==========    ==========    ==========

(a)  Commencement of operations

See notes to financial statements.

                                                                                          AMERICAN
                                                      JPVF               JPVF             CENTURY
                                                    HIGH YIELD        MONEY MARKET        VP INT'L
                                                    SUB-ACCOUNT       SUB-ACCOUNT        SUB-ACCOUNT
                                                   --------------    --------------    --------------
                                                                                       FOR THE PERIOD
                                                      YEAR               YEAR         MAY 1, 2001 (a)
                                                      ENDED              ENDED              TO
                                                    DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                       2001               2001              2001
                                                   --------------    --------------    --------------
Investment Income:
      Dividend income                              $       22,859    $       28,165    $          -


Expenses:
      Expense paid to affiliated company
           (See Note B)                                     1,452            11,049               182
                                                   --------------    --------------    --------------
               Net investment income (loss)                21,407            17,116              (182)



Realized gain (loss) on investments
      Net realized loss on sale
           of fund shares                                     (57)           (7,656)              (20)
      Realized gain distributions                             -                 -                 -
                                                   --------------    --------------    --------------

      Realized gain (loss)                                    (57)           (7,656)              (20)
                                                   --------------    --------------    --------------

      Change in unrealized gain (loss) on
           investments                                    (19,589)           12,294            (4,205)
                                                   --------------    --------------    --------------

      Increase (decrease) in net assets
           from operations                         $        1,761    $       21,754    $       (4,407)
                                                   ==============    ==============    ==============


                                                                        FIDELITY          FIDELITY
                                                        AYCO               VIP               VIP
                                                       GROWTH            GROWTH         EQUITY-INCOME
                                                     SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                   --------------    --------------    --------------
                                                  FOR THE PERIOD
                                                  MAY 1, 2001 (a)         YEAR              YEAR
                                                        TO                ENDED             ENDED
                                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                        2001               2001             2001
                                                   --------------    --------------    --------------
Investment Income:
      Dividend income                              $          490    $           65    $        1,127


Expenses:
  Expense paid to affiliated company (See Note B)             562             3,197             6,645
                                                   --------------    --------------    --------------
               Net investment income (loss)                   (72)           (3,132)           (5,518)



Realized gain (loss) on investments
      Net realized loss on sale
           of fund shares                                    (103)           (3,056)             (285)
      Realized gain distributions                             453             6,131             3,167
                                                   --------------    --------------    --------------

      Realized gain (loss)                                    350             3,075             2,882
                                                   --------------    --------------    --------------

      Change in unrealized gain (loss) on
           investments                                     (5,908)          (18,451)           (3,864)
                                                   --------------    --------------    --------------

      Increase (decrease) in net assets
           from operations                         $       (5,630)   $      (18,508)   $       (6,500)
                                                   ==============    ==============    ==============

(a) Commencement of operations

See notes to financial statements.

                                                     FIDELITY
                                                      VIP II             MFS               MFS            OPPENHEIMER
                                                    CONTRAFUND         RESEARCH          UTILITIES    CAPITAL APPRECIATON
                                                    SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT       SUB-ACCOUNT
                                                   --------------    --------------    --------------    --------------

                                                       YEAR               YEAR              YEAR              YEAR
                                                       ENDED              ENDED             ENDED             ENDED
                                                    DECEMBER 31,       DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                        2001              2001              2001              2001
                                                   --------------    --------------    --------------    --------------
Investment Income:
      Dividend income                              $          162    $           22    $        7,808    $        1,144


Expenses:
      Expense paid to affiliated company
          (See Note B)                                      2,477             1,836             3,634             2,828
                                                   --------------    --------------    --------------    --------------
               Net investment income (loss)                (2,315)           (1,814)            4,174            (1,684)



Realized gain on investments
      Net realized gain (loss) on
          sale of fund shares                                (253)           (7,130)          (15,117)           (1,190)
      Realized gain distributions                             572            21,488            20,475            17,168
                                                   --------------    --------------    --------------    --------------

      Realized gain                                           319            14,358             5,358            15,978
                                                   --------------    --------------    --------------    --------------

      Change in unrealized gain (loss) on
          investments                                      (5,919)          (50,318)         (110,142)          (46,433)
                                                   --------------    --------------    --------------    --------------

      Increase (decrease) in net assets
          from operations                          $       (7,915)   $      (37,774)   $     (100,610)   $      (32,139)
                                                   ==============    ==============    ==============    ==============


                                                                                           PIMCO
                                                     OPPENHEIMER        OPPENHEIMER     TOTAL RETURN
                                                    STRATEGIC BOND         BOND             BOND
                                                     SUB-ACCOUNT        SUB-ACCOUNT      SUB-ACCOUNT
                                                    --------------    --------------   --------------
                                                                                       FOR THE PERIOD
                                                         YEAR              YEAR        MAY 1, 2001 (a)
                                                         ENDED             ENDED              TO
                                                     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                         2001              2001              2001
                                                    --------------    --------------   --------------
Investment Income:
      Dividend income                               $        1,976    $        3,862   $       11,251


Expenses:
  Expense paid to affiliated company (See Note B)              728             2,225            3,003
                                                    --------------    --------------   --------------
               Net investment income (loss)                  1,248             1,637            8,248



Realized gain on investments
      Net realized gain (loss) on
          sale of fund shares                                  (24)            1,110            1,875
      Realized gain distributions                            1,185               -             14,939
                                                    --------------    --------------   --------------

      Realized gain                                          1,161             1,110           16,814
                                                    --------------    --------------   --------------

      Change in unrealized gain (loss) on
          investments                                         (263)            7,210          (12,615)
                                                    --------------    --------------   --------------

      Increase (decrease) in net assets
          from operations                           $        2,146    $        9,957   $       12,447
                                                    ==============    ==============   ==============

(a)  Commencement of operations

See notes to financial statements.

                       STATEMENTS OF CHANGES IN NET ASSETS

                             JPF VA SEPARATE ACCOUNT

                                                                                               JPVF                       JPVF
                                                           JPVF                              EMERGING                    MID-CAP
                                                          GROWTH                              GROWTH                     GROWTH
                                                        SUB-ACCOUNT                         SUB-ACCOUNT                SUB-ACCOUNT
                                              --------------------------------    --------------------------------    --------------
                                                                PERIOD FROM                        PERIOD FROM        PERIOD FROM
                                                  YEAR      NOVEMBER 13, 2000(a)      YEAR     NOVEMBER 20, 2000(a)  MAY 1, 2001(a)
                                                  ENDED             TO                ENDED              TO                TO
                                              DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                  2001              2000              2001              2000              2001
                                             --------------    --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment loss                    $       (2,736)   $          (95)   $       (1,672)   $          (57)   $         (316)
      Net realized gain (loss) on
           investments                                4,910               245            18,759                 3              (542)
      Change in unrealized gain (loss) on
           investments                              (64,075)             (365)          (56,733)            1,318            (2,571)
                                             --------------    --------------    --------------    --------------    --------------
Increase (decrease) in net assets from
      operations                                    (61,901)             (215)          (39,646)            1,264            (3,429)


Contractholder transactions--Note G:
      Transfers of net premiums                     407,438            95,653           264,598            66,612            73,505
      Transfers from/to General Account
           and within Separate Account, net          79,366              (462)           24,576            (1,158)           38,384
      Transfers on account of death                 (16,582)              -              (1,423)              -                 -
      Transfers on account of other
           terminations                                 241            (1,065)               56               (35)              (81)
                                             --------------    --------------    --------------    --------------    --------------
Net increase in net assets derived from
      contractholder transactions                   470,463            94,126           287,807            65,419           111,808
                                             --------------    --------------    --------------    --------------    --------------

Net increase in net assets                          408,562            93,911           248,161            66,683           108,379

Balance at beginning of period                       93,911               -              66,683               -                 -
                                             --------------    --------------    --------------    --------------    --------------

Balance at end of period                     $      502,473    $       93,911    $      314,844    $       66,683    $      108,379
                                             ==============    ==============    ==============    ==============    ==============


                                                                JPVF
                                                               CAPITAL
                                                               GROWTH
                                                             SUB-ACCOUNT
                                                  --------------------------------
                                                                      PERIOD FROM
                                                       YEAR      NOVEMBER 13, 2000(a)
                                                       ENDED              TO
                                                   DECEMBER 31,       DECEMBER 31,
                                                       2001              2000
                                                  --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment loss                         $       (4,830)   $         (169)
      Net realized gain (loss) on
           investments                                     8,529               432
      Change in unrealized gain (loss) on
           investments                                  (104,797)           (4,664)
                                                  --------------    --------------
Increase (decrease) in net assets from
      operations                                        (101,098)           (4,401)


Contractholder transactions--Note G:
      Transfers of net premiums                          595,218           169,815
      Transfers from/to General Account
           and within Separate Account, net              128,602              (461)
      Transfers on account of death                      (12,079)              -
      Transfers on account of other
           terminations                                      649              (931)
                                                  --------------    --------------
Net increase in net assets derived from
      contractholder transactions                        712,390           168,423
                                                  --------------    --------------

Net increase in net assets                               611,292           164,022

Balance at beginning of period                           164,022               -
                                                  --------------    --------------

Balance at end of period                          $      775,314    $      164,022
                                                  ==============    ==============

(a)  Commencement of operations

See notes to financial statements.

                                                           JPVF                       JPVF
                                                           SMALL                     MID-CAP
                                                          COMPANY                     VALUE
                                                        SUB-ACCOUNT                SUB-ACCOUNT
                                             --------------------------------    --------------
                                                                 PERIOD FROM       PERIOD FROM
                                                  YEAR        DECEMBER 7, 2000(a) MAY 1, 2001(a)
                                                  ENDED              TO                TO
                                               DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                  2001              2000              2001
                                             --------------    --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment loss                    $         (521)   $          -      $         (644)
      Net realized gain (loss) on
           investments                                  (28)              -                  (6)
      Change in unrealized gain (loss) on
           investments                               14,897                11            38,680
                                             --------------    --------------    --------------
Increase (decrease) in net assets from
      operations                                     14,348                11            38,030


Contractholder transactions--Note G:
      Transfers of net premiums                     104,569             4,369           218,083
      Transfers from/to General Account
           and within Separate Account, net          28,077            (2,017)          106,580
      Transfers on account of death                  (1,803)              -                 -
      Transfers on account of other
           terminations                                (154)               34               (41)
                                             --------------    --------------    --------------
Net increase in net assets derived from
      contractholder transactions                   130,689             2,386           324,622
                                             --------------    --------------    --------------

Net increase in net assets                          145,037             2,397           362,652

Balance at beginning of period                        2,397               -                 -
                                             --------------    --------------    --------------

Balance at end of period                     $      147,434    $        2,397    $      362,652
                                             ==============    ==============    ==============


                                                           JPVF                        JPVF
                                                          S&P 500                    SMALL-CAP
                                                           INDEX                       VALUE
                                                         SUB-ACCOUNT                SUB-ACCOUNT
                                              --------------------------------    --------------
                                                                 PERIOD FROM        PERIOD FROM
                                                   YEAR      NOVEMBER 30, 2000(a) MAY 1, 2001 (a)
                                                   ENDED              TO                TO
                                                DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                   2001              2000              2001
                                              --------------    --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment loss                     $       (3,808)   $          (79)   $         (480)
      Net realized gain (loss) on
           investments                                  (859)              -               1,315
      Change in unrealized gain (loss) on
           investments                               (37,903)              (25)           16,852
                                              --------------    --------------    --------------
Increase (decrease) in net assets from
      operations                                     (42,570)             (104)           17,687


Contractholder transactions--Note G:
      Transfers of net premiums                      835,582           124,751            74,099
      Transfers from/to General Account
           and within Separate Account, net          245,533            (2,549)          116,329
      Transfers on account of death                  (20,098)              -                 -
      Transfers on account of other
           terminations                                   18               (22)               13
                                              --------------    --------------    --------------
Net increase in net assets derived from
      contractholder transactions                  1,061,035           122,180           190,441
                                              --------------    --------------    --------------

Net increase in net assets                         1,018,465           122,076           208,128

Balance at beginning of period                       122,076               -                 -
                                              --------------    --------------    --------------

Balance at end of period                      $    1,140,541    $      122,076    $      208,128
                                              ==============    ==============    ==============

(a)  Commencement of operations

See notes to financial statements.

                                                                                           JPVF
                                                          JPVF                         INTERNATIONAL
                                                          VALUE                            EQUITY
                                                        SUB-ACCOUNT                      SUB-ACCOUNT
                                             --------------------------------    --------------------------------
                                                                 PERIOD FROM                        PERIOD FROM
                                                  YEAR       DECEMBER 29, 2000(a)     YEAR      DECEMBER 7, 2000(a)
                                                  ENDED              TO               ENDED              TO
                                               DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                  2001              2000              2001              2000
                                             --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment loss                    $       (2,520)    $         -      $       (1,028)   $           (5)
      Net realized gain (loss) on
          investments                                  (135)              -                 (88)              -
      Change in unrealized gain (loss) on
          investments                                 9,998               -             (14,756)             (308)
                                             --------------    --------------    --------------    --------------
Increase (decrease) in net assets from
      operations                                      7,343               -             (15,872)             (313)


Contractholder transactions--Note G:
      Transfers of net premiums                     510,154               932           124,577            22,101
      Transfers from/to General Account
          and within Separate Account, net          236,436              (466)           66,927            (1,130)
      Transfers on account of death                    (165)              -                 (10)              -
      Transfers on account of other
          terminations                                1,215               -                (426)                9
                                             --------------    --------------    --------------    --------------
Net increase in net assets derived from
      contractholder transactions                   747,640               466           191,068            20,980
                                             --------------    --------------    --------------    --------------

Net increase in net assets                          754,983               466           175,196            20,667

Balance at beginning of period                          466               -              20,667               -
                                             --------------    --------------    --------------    --------------

Balance at end of period                     $      755,449    $          466    $      195,863    $       20,667
                                             ==============    ==============    ==============    ==============


                                                         JPVF
                                                         WORLD
                                                         GROWTH
                                                       SUB-ACCOUNT
                                             --------------------------------
                                                                PERIOD FROM
                                                  YEAR      DECEMBER 7, 2000(a)
                                                  ENDED              TO
                                               DECEMBER 31,     DECEMBER 31,
                                                  2001              2000
                                             --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment loss                    $       (1,053)   $          -
      Net realized gain (loss) on
          investments                                 9,109               -
      Change in unrealized gain (loss) on
          investments                                (8,890)               10
                                             --------------    --------------
Increase (decrease) in net assets from
      operations                                       (834)               10


Contractholder transactions--Note G:
      Transfers of net premiums                     369,570             4,684
      Transfers from/to General Account
          and within Separate Account, net           70,341            (2,167)
      Transfers on account of death                  (1,182)              -
      Transfers on account of other
          terminations                                  833                22
                                             --------------    --------------
Net increase in net assets derived from
      contractholder transactions                   439,562             2,539
                                             --------------    --------------

Net increase in net assets                          438,728             2,549

Balance at beginning of period                        2,549               -
                                             --------------    --------------

Balance at end of period                     $      441,277    $        2,549
                                             ==============    ==============

(a)  Commencement of operations

See notes to financial statements.


                                                          JPVF                               JPVF
                                                        BALANCED                           HIGH YIELD
                                                       SUB-ACCOUNT                         SUB-ACCOUNT
                                             --------------------------------    --------------------------------
                                                                 PERIOD FROM                        PERIOD FROM
                                                  YEAR       NOVEMBER 30, 2000(a)     YEAR      NOVEMBER 30, 2000(a)
                                                  ENDED              TO               ENDED              TO
                                               DECEMBER 31,      DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                  2001              2000              2001              2000
                                             --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment income (loss)           $        2,326    $          (66)   $       21,407    $        4,988
      Net realized gain (loss) on
          investments                                11,234                 1               (57)              -
      Change in unrealized gain (loss) on
          investments                               (21,827)              902           (19,589)           (3,517)
                                             --------------    --------------    --------------    --------------
Increase (decrease) in net assets from
      operations                                     (8,267)              837             1,761             1,471


Contractholder transactions--Note G:
      Transfers of net premiums                     584,305           134,339           151,478            56,815
      Transfers from/to General Account
          and within Separate Account, net          148,093           (39,114)           28,808              (932)
      Transfers on account of death                 (11,707)              -              (2,018)              -
      Transfers on account of other
          terminations                                  989                79              (377)                1
                                             --------------    --------------    --------------    --------------
Net increase in net assets derived from
      contractholder transactions                   721,680            95,304           177,891            55,884
                                             --------------    --------------    --------------    --------------

Net increase in net assets                          713,413            96,141           179,652            57,355

Balance at beginning of period                       96,141               -              57,355               -
                                             --------------    --------------    --------------    --------------

Balance at end of period                     $      809,554    $       96,141    $      237,007    $       57,355
                                             ==============    ==============    ==============    ==============


                                                                                    AMERICAN
                                                          JPVF                       CENTURY
                                                       MONEY MARKET                  VP INT'L
                                                       SUB-ACCOUNT                  SUB-ACCOUNT
                                              --------------------------------    --------------
                                                                PERIOD FROM         PERIOD FROM
                                                   YEAR     DECEMBER 27, 2000(a)  MAY 1, 2001 (a)
                                                   ENDED             TO                 TO
                                                DECEMBER 31,     DECEMBER 31,       DECEMBER 31,
                                                   2001             2000               2001
                                              --------------    --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment income (loss)            $       17,116    $          (18)   $         (182)
      Net realized gain (loss) on
          investments                                 (7,656)              -                 (20)
      Change in unrealized gain (loss) on
          investments                                 12,294                21            (4,205)
                                              --------------    --------------    --------------
Increase (decrease) in net assets from
      operations                                      21,754                 3            (4,407)


Contractholder transactions--Note G:
      Transfers of net premiums                    3,018,877           124,215            20,145
      Transfers from/to General Account
          and within Separate Account, net          (585,292)          (32,337)           37,723
      Transfers on account of death                  (35,997)              -                 -
      Transfers on account of other
          terminations                                  (600)              -                  10
                                              --------------    --------------    --------------
Net increase in net assets derived from
      contractholder transactions                  2,396,988            91,878            57,878
                                              --------------    --------------    --------------

Net increase in net assets                         2,418,742            91,881            53,471

Balance at beginning of period                        91,881               -                 -
                                              --------------    --------------    --------------

Balance at end of period                      $    2,510,623    $       91,881    $       53,471
                                              ==============    ==============    ==============

(a)  Commencement of operations

See notes to financial statements.

                                                                         FIDELITY
                                                  AYCO                      VIP
                                                 GROWTH                    GROWTH
                                               SUB-ACCOUNT               SUB-ACCOUNT
                                              --------------    --------------------------------
                                                PERIOD FROM                        PERIOD FROM
                                              MAY 1, 2001 (a)        YEAR      NOVEMBER 13, 2000(a)
                                                    TO               ENDED              TO
                                               DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                   2001              2001              2000
                                              --------------    --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment loss                     $          (72)   $       (3,132)   $          (41)
      Net realized gain  on
           investments                                   350             3,075               139
      Change in  unrealized gain (loss) on
           investments                                (5,908)          (18,451)           (1,010)
                                              --------------    --------------    --------------
Increase (decrease) in net assets from
      operations                                      (5,630)          (18,508)             (912)


Contractholder transactions--Note G:
      Transfers of net premiums                       86,231           492,572            73,057
      Transfers from/to General Account
           and within Separate Account, net           66,260           112,233               -
      Transfers on account of death                      -              (8,825)              -
      Transfers on account of other
           terminations                                  (42)              799              (398)
                                              --------------    --------------    --------------
Net increase in net assets derived from
      contractholder transactions                    152,449           596,779            72,659
                                              --------------    --------------    --------------

Net increase in net assets                           146,819           578,271            71,747

Balance at beginning of period                           -              71,747               -
                                              --------------    --------------    --------------

Balance at end of period                      $      146,819    $      650,018    $       71,747
                                              ==============    ==============    ==============


                                                        FIDELITY                            FIDELITY
                                                          VIP                                VIP II
                                                      EQUITY-INCOME                        CONTRAFUND
                                                       SUB-ACCOUNT                         SUB-ACCOUNT
                                              --------------------------------    --------------------------------
                                                                 PERIOD FROM                         PERIOD FROM
                                                   YEAR      NOVEMBER 20, 2000(a)      YEAR      DECEMBER 7, 2000(a)
                                                   ENDED              TO               ENDED              TO
                                                DECEMBER 31,     DECEMBER 31,       DECEMBER 31,      DECEMBER 31,
                                                   2001              2000              2001              2000
                                              --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment loss                     $       (5,518)   $          (52)   $       (2,315)   $           (5)
      Net realized gain  on
           investments                                 2,882               -                 319               -
      Change in  unrealized gain (loss) on
           investments                                (3,864)            1,472            (5,919)              539
                                              --------------    --------------    --------------    --------------
Increase (decrease) in net assets from
      operations                                      (6,500)            1,420            (7,915)              534


Contractholder transactions--Note G:
      Transfers of net premiums                    1,024,343            40,170           335,916            20,874
      Transfers from/to General Account
           and within Separate Account, net          200,566            (2,213)          130,364              (467)
      Transfers on account of death                   (7,891)              -             (10,634)              -
      Transfers on account of other
           terminations                                2,696                (5)            1,287                (5)
                                              --------------    --------------    --------------    --------------
Net increase in net assets derived from
      contractholder transactions                  1,219,714            37,952           456,933            20,402
                                              --------------    --------------    --------------    --------------

Net increase in net assets                         1,213,214            39,372           449,018            20,936

Balance at beginning of period                        39,372               -              20,936               -
                                              --------------    --------------    --------------    --------------

Balance at end of period                      $    1,252,586    $       39,372    $      469,954    $       20,936
                                              ==============    ==============    ==============    ==============

(a)  Commencement of operations

See notes to financial statements.

                                                           MFS                                 MFS
                                                         RESEARCH                            UTILITIES
                                                        SUB-ACCOUNT                         SUB-ACCOUNT
                                              --------------------------------    --------------------------------
                                                                 PERIOD FROM                         PERIOD FROM
                                                   YEAR      NOVEMBER 15, 2000(a)      YEAR      NOVEMBER 13, 2000(a)
                                                   ENDED              TO               ENDED              TO
                                                DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,
                                                   2001              2000              2001              2000
                                              --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment income (loss)            $       (1,814)   $          (73)   $        4,174    $          (34)
      Net realized gain (loss) on
           investments                                14,358              (166)            5,358                60
      Change in unrealized gain (loss) on
           investments                               (50,318)             (734)         (110,142)            2,178
                                              --------------    --------------    --------------    --------------
Increase (decrease) in net assets from
      operations                                     (37,774)             (973)         (100,610)            2,204


Contractholder transactions--Note G:
      Transfers of net premiums                      187,148            64,952           624,304            48,538
      Transfers from/to General Account
           and within Separate Account, net           39,486              (463)          111,036               -
      Transfers on account of death                      -                 -              (6,267)              -
      Transfers on account of other
           terminations                                1,036              (549)             (958)             (382)
                                              --------------    --------------    --------------    --------------
Net increase in net assets derived from
      contractholder transactions                    227,670            63,940           728,115            48,156
                                              --------------    --------------    --------------    --------------

Net increase in net assets                           189,896            62,967           627,505            50,360

Balance at beginning of period                        62,967               -              50,360               -
                                              --------------    --------------    --------------    --------------

Balance at end of period                      $      252,863    $       62,967    $      677,865    $       50,360
                                              ==============    ==============    ==============    ==============


                                                      OPPENHEIMER
                                                 CAPITAL APPRECIATION
                                                       SUB-ACCOUNT
                                              --------------------------------
                                                                 PERIOD FROM
                                                   YEAR    NOVEMBER 13, 2000(a)
                                                   ENDED              TO
                                               DECEMBER 31,      DECEMBER 31,
                                                   2001              2000
                                              --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment income (loss)            $       (1,684)   $          (21)
      Net realized gain (loss) on
           investments                                15,978               409
      Change in unrealized gain (loss) on
           investments                               (46,433)               (8)
                                              --------------    --------------
Increase (decrease) in net assets from
      operations                                     (32,139)              380


Contractholder transactions--Note G:
      Transfers of net premiums                      302,610            61,355
      Transfers from/to General Account
           and within Separate Account, net           16,108              (465)
      Transfers on account of death                      -                 -
      Transfers on account of other
           terminations                                  662              (514)
                                              --------------    --------------
Net increase in net assets derived from
      contractholder transactions                    319,380            60,376
                                              --------------    --------------

Net increase in net assets                           287,241            60,756

Balance at beginning of period                        60,756               -
                                              --------------    --------------

Balance at end of period                      $      347,997    $       60,756
                                              ==============    ==============

(a)  Commencement of operations

See notes to financial statements.

                                                                                                                         PIMCO
                                                         OPPENHEIMER                      OPPENHEIMER                 TOTAL RETURN
                                                        STRATEGIC BOND                       BOND                         BOND
                                                         SUB-ACCOUNT                      SUB-ACCOUNT                 SUB-ACCOUNT
                                             --------------------------------    --------------------------------    --------------
                                                                PERIOD FROM                        PERIOD FROM         PERIOD FROM
                                                  YEAR      NOVEMBER 30, 2000(a)      YEAR      NOVEMBER 30, 2000(a) MAY 1, 2001 (a)
                                                  ENDED              TO               ENDED              TO                TO
                                               DECEMBER 31,      DECEMBER 31,     DECEMBER 31,      DECEMBER 31,      DECEMBER 31,
                                                  2001              2000              2001              2000              2001
                                             --------------    --------------    --------------    --------------    --------------
INCREASE IN NET ASSETS

Operations:
      Net investment income (loss)           $        1,248    $          (15)   $        1,637    $          (15)   $        8,248
      Net realized gain on
           investments                                1,161               -               1,110               -              16,814
      Change in unrealized gain (loss) on
           investments                                 (263)              655             7,210               349           (12,615)
                                             --------------    --------------    --------------    --------------    --------------
Increase (decrease) in net assets from
      operations                                      2,146               640             9,957               334            12,447


Contractholder transactions--Note G:
      Transfers of net premiums                      51,598            28,408           224,083            28,407           503,490
      Transfers from/to General Account
           and within Separate Account, net            (362)             (468)          (14,335)             (467)          373,074
      Transfers on account of death                     -                 -              (8,670)              -              (6,388)
      Transfers on account of other
           terminations                                (295)               (9)              344               (10)               10
                                             --------------    --------------    --------------    --------------    --------------
Net increase in net assets derived from
      contractholder transactions                    50,941            27,931           201,422            27,930           870,186
                                             --------------    --------------    --------------    --------------    --------------

Net increase in net assets                           53,087            28,571           211,379            28,264           882,633

Balance at beginning of period                       28,571               -              28,264               -                 -
                                             --------------    --------------    --------------    --------------    --------------

Balance at end of period                     $       81,658    $       28,571    $      239,643    $       28,264    $      882,633
                                             ==============    ==============    ==============    ==============    ==============

(a)  Commencement of operations

See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS

                             JPF VA SEPARATE ACCOUNT

                                DECEMBER 31, 2001


NOTE A--ORGANIZATION OF ACCOUNT

JPF Variable Annuity Separate Account ("Separate Account") is a separate account of Jefferson Pilot Financial Insurance Company ("JP Financial"). The Separate Account was registered effective July 18, 2000 as a unit investment trust under the Investment Company Act of 1940 as amended. It was established to receive and investment payments made by purchasers of variable annuity contracts issued by JP Financial. As of December 31, 2001, the Separate Account is comprised of twenty-five variable sub-accounts, fourteen of which invest exclusively in the corresponding portfolios of the Jefferson-Pilot Variable Fund, Inc., one each of which invests in American Century, AYCO, and PIMCO Funds, three of which invest in Fidelity Portfolios, two of which invest in certain MFS Funds, and three of which invest in certain Oppenheimer Funds.

NOTE B--SIGNIFICANT ACCOUNTING POLICIES

VALUATION OF INVESTMENTS: Investments are made in the above twenty-five portfolios and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.

INVESTMENT INCOME: Dividend income and distributions of realized gains are recorded on the ex-dividend date.

INVESTMENT TRANSACTIONS: Transactions are recorded a trade date basis. Realized gains and losses on the sales of investments are computed based upon the average cost of the investment sold.

FEDERAL INCOME TAXES: The operations of the Separate Account are included in the federal income tax return of JP Financial which is taxed as a life insurance company under the Internal Revenue Code. Under current law, no federal income taxes are payable with respect to the Separate Account.

EXPENSES AND RELATED PARTY TRANSACTIONS: Currently, the Separate Account contains the net assets of two variable annuity products, Pilot Classic and Pilot Elite. In accordance with the provisions of the variable annuity contracts, specified amounts are set aside for JP Financial to cover the assumption of mortality and expense risks, sales and administrative expenses, and state premium taxes. The mortality and expense risk fee ranges from .60% to 1.30% and an administrative fee is charged of .15% of average daily net asset value of each variable sub-account of the Separate Account for Pilot Class and Pilot Elite. Pilot Classic also has an annual administration fee of $35 which is recorded as a redemption in the accompanying statement of changes in net assets.

Additionally, during the year ended December 31, 2001, JPVF portfolios paid management fees to Jefferson Pilot Investment Advisory Corporation, "JPIA" a registered investment advisor and wholly-owned subsidiary of Jefferson Pilot Corporation. The investment management agreement with JPIA provides for an annual fee based on a percentage of the average daily net asset value for each Portfolio as shown below:

--------------------------------------------------------------------------------------------------
JPVF                                       FIRST $200        NEXT $1.10               OVER $1.30
PORTFOLIO                                    MILLION           BILLION                 BILLION
--------------------------------------------------------------------------------------------------
Growth                                        0.75%             0.75%                   0.75%
Emerging Growth                               0.80%             0.75%                   0.70%
Mid-Cap Growth                                0.90%             0.90%                   0.90%
Capital Growth*                               1.00%             0.95%                   0.90%
Small Company                                 0.75%             0.70%                   0.65%
Mid-Cap Value                                 1.05%             1.05%                   1.05%
S&P 500 Index                                 0.24%             0.24%                   0.24%
Small-Cap Value                               1.30%             1.30%                   1.30%
Value                                         0.75%             0.70%                   0.65%
International Equity                          1.00%             1.00%                   1.00%
World Growth Stock                            0.75%             0.70%                   0.65%
Balanced                                      0.75%             0.70%                   0.65%
High Yield Bond                               0.75%             0.75%                   0.75%
Money Market                                  0.50%             0.45%                   0.40%
--------------------------------------------------------------------------------------------------

*Effective March 1, 2002, the investment advisory fee for the Capital Growth Portfolio will be reduced to 0.85% of the first $100 Million, 0.80% of the next $400 Million, and 0.75% over $500 Million of average daily net assets.

USE OF ESTIMATES: The accompanying financial statements of the Separate Account have been prepared in accordance with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates that affect amounts reported in the financial statements and accompanying notes. Such estimates could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.

NET ASSETS IN PAYOUT (ANNUITIZATION ) PERIOD: A small portion of the net assets is allocated to annuity policies in the payout period. The liability for these policies is calculated using mortality assumptions and an assumed interest rate. For any particular policy, the mortality assumption will be based on the Annuity 2000 Mortality Table. The assumed interest rate is 3.0%. The mortality risk is borne entirely by JP Financial and may result in additional amounts being transferred into the variable annuity account by JP Financial to cover greater longevity of annuitants than expected. Conversely, if amounts allocated exceed amounts required, transfers may be made to the insurance company. At December 31, 2001, there were no annuity policies in the payout (annuitization) period.

RECLASSIFICATION: Certain prior period amounts have been reclassified to conform to the current year's presentation.

NOTE C--PURCHASE AND SALES OF INVESTMENTS

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2001 were as follows:

                                                                           PURCHASES                             SALES
                                                                 --------------------------------------------------------------
JPVF Growth Sub-Account                                                           $   522,229                      $   43,868
JPVF Emerging Growth Sub-Account                                                      335,723                          27,992
JPVF Mid-Cap Growth Sub-Account                                                       114,070                           2,693
JPVF Capital Growth Sub-Account                                                       760,557                          38,058
JPVF Small Company Sub-Account                                                        134,445                           2,373
JPVF Mid-Cap Value Sub-Account                                                        317,864                             298
JPVF S&P 500 Index Sub-Account                                                      1,069,774                          10,664
JPVF Small-Cap Value Sub-Account                                                      193,383                           3,485
JPVF Value Sub-Account                                                                747,846                           3,532
JPVF International Equity Sub-Account                                                 190,082                             943
JPVF World Growth Stock Sub-Account                                                   461,338                          10,877
JPVF Balanced Sub-Account                                                             784,455                          11,175
JPVF High Yield Bond Sub-Account                                                      186,382                           4,223
JPVF Money Market Sub-Account                                                       3,673,449                       1,224,148
American Century VP Int'l Sub-Account                                                  57,760                             177
AYCO Growth Sub-Account                                                               154,254                           1,413
Fidelity VIP Growth Sub-Account                                                       611,152                          19,406
Fidelity VIP Equity-Income Sub-Account                                              1,230,484                          11,730
Fidelity VIP II Contrafund Sub-Account                                                456,937                           4,027
MFS Research Sub-Account                                                              260,736                          17,843
MFS Utilities Sub-Account                                                             822,470                          78,680
Oppenheimer Capital Appreciation Sub-Account                                          358,067                          22,629
Oppenheimer Strategic Sub-Account                                                      55,567                           1,878
Oppenheimer Bond Sub-Account                                                          256,987                          54,738
PIMCO Total Return Bond Sub-Account                                                   971,326                          84,966

                                                                 -----------------------------         -----------------------
                                         Total                                    $ 14,727,337                     $ 1,681,816
                                                                 =============================         =======================

NOTE D--AFFILIATED COMPANY TRANSACTIONS

Administrative services necessary for the operation of the Separate Account are provided by Jefferson Pilot Life Insurance Company, an affiliate of JP Financial. JP Financial is the principal underwriter of the variable annuity contracts that utilize the Separate Account. Jefferson Pilot Variable Corporation, an affiliate of the Company, is the distributor.


NOTE E--DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Internal Revenue Code, a variable annuity contract will be subject to federal income taxes on the income earned on the contract for any period for which the investments of the segregated asset account, on which the contract is based, are not adequately diversified. The code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury.

The Internal Revenue Service has issued regulations under Section 817(h) of the Code. The Company believes that the segregated asset account satisfies the current requirements of the regulations, and it intends that the segregated asset account will continue to meet such requirements.


NOTE F--INVESTMENTS


The following is a summary of fund shares owned by the respective sub-accounts of the Separate Account and the related net asset values at December 31, 2001.

                                                                                                       NET ASSET VALUE
                                                                          SHARES                           PER SHARE
                                                                --------------------------         ---------------------------

JPVF Growth Sub-Account                                                              39,248                          $12.8025

JPVF Emerging Growth Sub-Account                                                     21,388                           14.7207

JPVF Mid-Cap Growth Sub-Account                                                      12,627                            8.5832

JPVF Capital Growth Sub-Account                                                      34,507                           22.4680

JPVF Small Company Sub-Account                                                       10,712                           13.7632

JPVF Mid-Cap Value Sub-Account                                                       36,545                            9.9234

JPVF S&P 500 Index Sub-Account                                                      143,115                            7.9694

JPVF Small-Cap Value Sub-Account                                                     18,798                           11.0719

JPVF Value Sub-Account                                                               38,707                           19.5171

JPVF International Equity Sub-Account                                                22,266                            8.7965

JPVF World Growth Sub-Account                                                        21,608                           20.4220

JPVF Balanced Sub-Account                                                            65,606                           12.3397

                                                                                                           NET ASSET VALUE
                                                            SHARES                                            PER SHARE
                                                      -------------------                                ---------------------
  JPVF High Yield Sub-Account                                     32,933                                             $ 7.1966

  JPVF Money Market Sub-Account                                  228,653                                              10.9801

  American Century VP Int'l Sub-Account                            8,114                                               6.5900

  AYCO Growth Sub-Account                                         15,553                                               9.4400

  Fidelity VIP Growth Sub-Account                                 19,340                                              33.6100

  Fidelity VIP Equity-Income Sub-Account                          55,059                                              22.7500

  Fidelity VIP II Contrafund Sub-Account                          23,346                                              20.1300

  MFS Research Series Sub-Account                                 17,658                                              14.3200

  MFS Utilities Series Sub-Account                                42,499                                              15.9500

  Oppenheimer Capital Appreciation Sub-Account                     9,513                                              36.5800

  Oppenheimer Strategic Bond Sub-Account                          17,675                                               4.6200

  Oppenheimer Bond Sub-Account                                    21,378                                              11.2100

  PIMCO Total Return Bond Sub-Account                             89,245                                               9.8900

For federal income tax purposes, the cost of investments owned at December 31, 2001 is the same as for financial reporting purposes.

NOTE G--CONTRACTHOLDER TRANSACTIONS

                                                                                                       FOR THE PERIOD
                                                                                                     NOVEMBER 13, 2000(a)
                                                              YEAR ENDED                                  THROUGH
                                                           DECEMBER 31, 2001                         DECEMBER 31, 2000
                                                      ---------------------------               ---------------------------
                                                         UNITS          AMOUNT                      UNITS         AMOUNT
                                                      ------------   ------------               ------------   ------------
JPVF Growth
  Issuance of units                                         78,314   $    540,967                     13,380   $    132,531
  Redemptions of units                                       9,901         70,504                      3,753         38,405
                                                      ------------   ------------               ------------   ------------

       Net Increase                                         68,413   $    470,463                      9,627   $     94,126
                                                      ============   ============               ============   ============

(a)  Commencement of operations

                                                                                                        FOR THE PERIOD
                                                                                                      NOVEMBER 20, 2000(a)
                                                              YEAR ENDED                                    THROUGH
                                                           DECEMBER 31, 2001                          DECEMBER 31, 2000
                                                      ---------------------------               ---------------------------
                                                          UNITS         AMOUNT                      UNITS         AMOUNT
                                                      ------------   ------------               ------------   ------------
JPVF Emerging Growth
        Issuance of units                                   47,403   $    334,137                      6,580   $     65,674
        Redemptions of units                                 5,690         46,330                         25            255
                                                      ------------   ------------               ------------   ------------

                     Net Increase                           41,713   $    287,807                      6,555   $     65,419
                                                      ============   ============               ============   ============


                                                           FOR THE PERIOD
                                                            MAY 1, 2001(a)
                                                               THROUGH
                                                           DECEMBER 31, 2001
                                                      ---------------------------
                                                          UNITS         AMOUNT
                                                      ------------   ------------
JPVF Mid-Cap Growth
        Issuance of units                                   13,043   $    114,335
        Redemptions of units                                   339          2,527
                                                      ------------   ------------

                     Net Increase                           12,704   $    111,808
                                                      ============   ============


                                                                                                       FOR THE PERIOD
                                                                                                    NOVEMBER 13, 2000(a)
                                                              YEAR ENDED                                   THROUGH
                                                           DECEMBER 31, 2001                         DECEMBER 31, 2000
                                                      ---------------------------               ---------------------------
                                                         UNITS          AMOUNT                      UNITS         AMOUNT
                                                      ------------   ------------               ------------   ------------
JPVF Capital Growth
        Issuance of units                                  100,733   $    766,808                     21,025   $    207,045
        Redemptions of units                                 8,213         54,418                      3,748         38,622
                                                      ------------   ------------               ------------   ------------

                     Net Increase                           92,520   $    712,390                     17,277   $    168,423
                                                      ============   ============               ============   ============


                                                                                                    FOR THE PERIOD
                                                                                                  DECEMBER 7, 2000(a)
                                                               YEAR ENDED                                THROUGH
                                                           DECEMBER 31, 2001                        DECEMBER 31, 2000
                                                      ---------------------------               ---------------------------
                                                          UNITS        AMOUNT                       UNITS         AMOUNT
                                                      ------------   ------------               ------------   ------------
JPVF Small Company
        Issuance of units                                   15,564   $    132,928                        232   $      2,386
        Redemptions of units                                   261          2,239                          0              0
                                                      ------------   ------------               ------------   ------------

                     Net Increase                           15,303   $    130,689                        232   $      2,386
                                                      ============   ============               ============   ============


                                                             FOR THE PERIOD
                                                             MAY 1, 2001(a)
                                                                 THROUGH
                                                            DECEMBER 31, 2001
                                                      ---------------------------
                                                          UNITS         AMOUNT
                                                      ------------   ------------
JPVF Mid-Cap Value
        Issuance of units                                   36,828   $    324,654
        Redemptions of units                                     4             32
                                                      ------------   ------------

                     Net Increase                           36,824   $    324,622
                                                      ============   ============


                                                                                                      FOR THE PERIOD
                                                                                                    NOVEMBER 30, 2000(a)
                                                                YEAR ENDED                                THROUGH
                                                             DECEMBER 31, 2001                       DECEMBER 31, 2000
                                                         ---------------------------            ---------------------------
                                                             UNITS         AMOUNT                   UNITS         AMOUNT
                                                         ------------   ------------            ------------   ------------
JPVF S&P 500 Index
        Issuance of units                                     122,575   $  1,094,234                  12,165   $    122,180
        Redemptions of units                                    3,789         33,199                       0              0
                                                         ------------   ------------            ------------   ------------

                     Net Increase                             118,786   $  1,061,035                  12,165   $    122,180
                                                         ============   ============            ============   ============

(a)  Commencement of operations

                                                         FOR THE PERIOD
                                                         MAY 1, 2001(a)
                                                            THROUGH
                                                       DECEMBER 31, 2001
                                                  ---------------------------
                                                      UNITS         AMOUNT
                                                  ------------   ------------
JPVF Small-Cap Value
        Issuance of units                               19,480   $    194,236
        Redemptions of units                               364          3,795
                                                  ------------   ------------

                    Net Increase                        19,116   $    190,441
                                                  ============   ============


                                                                                                   FOR THE PERIOD
                                                                                                DECEMBER 29, 2000(a)
                                                          YEAR ENDED                                   THROUGH
                                                       DECEMBER 31, 2001                         DECEMBER 31, 2000
                                                  ---------------------------               ---------------------------
                                                      UNITS         AMOUNT                      UNITS         AMOUNT
                                                  ------------   ------------               ------------   ------------
JPVF Value
        Issuance of units                               77,292   $    762,700                         47   $        466
        Redemptions of units                             1,624         15,060                          0              0
                                                  ------------   ------------               ------------   ------------

                    Net Increase                        75,668   $    747,640                         47   $        466
                                                  ============   ============               ============   ============


                                                                                                   FOR THE PERIOD
                                                                                                 DECEMBER 7, 2000(a)
                                                          YEAR ENDED                                  THROUGH
                                                      DECEMBER 31, 2001                          DECEMBER 31, 2000
                                                  ---------------------------               ---------------------------
                                                     UNITS          AMOUNT                     UNITS          AMOUNT
                                                  ------------   ------------               ------------   ------------
JPVF International Equity
        Issuance of units                               24,420   $    192,368                      2,157   $     20,980
        Redemptions of units                               187          1,300                          0              0
                                                  ------------   ------------               ------------   ------------

                    Net Increase                        24,233   $    191,068                      2,157   $     20,980
                                                  ============   ============               ============   ============


                                                                                                   FOR THE PERIOD
                                                                                                 DECEMBER 7, 2000(a)
                                                          YEAR ENDED                                   THROUGH
                                                      DECEMBER 31, 2001                           DECEMBER 31, 2000
                                                  ---------------------------               ----------------------------
                                                     UNITS          AMOUNT                     UNITS          AMOUNT
                                                  ------------   ------------               ------------   ------------
JPVF World Growth
        Issuance of units                               48,373   $    456,133                        250   $      2,539
        Redemptions of units                             1,817         16,571                          0              0
                                                  ------------   ------------               ------------   ------------

                    Net Increase                        46,556   $    439,562                        250   $      2,539
                                                  ============   ============               ============   ============


                                                                                                   FOR THE PERIOD
                                                                                                NOVEMBER 30, 2000(a)
                                                          YEAR ENDED                                  THROUGH
                                                       DECEMBER 31, 2001                         DECEMBER 31, 2000
                                                  ---------------------------               ---------------------------
                                                      UNITS         AMOUNT                      UNITS          AMOUNT
                                                  ------------   ------------               ------------   ------------
JPVF Balanced
        Issuance of units                               77,280   $    748,320                      9,413   $     95,304
        Redemptions of units                             2,774         26,640                          0              0
                                                  ------------   ------------               ------------   ------------

                    Net Increase                        74,506   $    721,680                      9,413   $     95,304
                                                  ============   ============               ============   ============


                                                                                                  FOR THE PERIOD
                                                                                              NOVEMBER 30, 2000(a)
                                                         YEAR ENDED                                   THROUGH
                                                      DECEMBER 31, 2001                          DECEMBER 31, 2000
                                                  ---------------------------               ---------------------------
                                                     UNITS           AMOUNT                    UNITS          AMOUNT
                                                  ------------   ------------               ------------   ------------
JPVF High Yield Bond
        Issuance of units                               17,650   $    181,000                      5,581   $     55,884
        Redemptions of units                               299          3,109                          0              0
                                                  ------------   ------------               ------------   ------------

                    Net Increase                        17,351   $    177,891                      5,581   $     55,884
                                                  ============   ============               ============   ============

(a)  Commencement of operations

                                                                                              FOR THE PERIOD
                                                                                            DECEMBER 27, 2000(a)
                                                         YEAR ENDED                               THROUGH
                                                      DECEMBER 31, 2001                      DECEMBER 31, 2000
                                               ---------------------------               ---------------------------
                                                   UNITS        AMOUNT                      UNITS          AMOUNT
                                               ------------   ------------               ------------   ------------
JPVF Money Market
        Issuance of units                           365,824   $  3,724,164                      9,187   $     91,878
        Redemptions of units                        130,483      1,327,176                          0              0
                                               ------------   ------------               ------------   ------------

                    Net Increase                    235,341   $  2,396,988                      9,187   $     91,878
                                               ============   ============               ============   ============


                                                      FOR THE PERIOD
                                                      MAY 1, 2001(a)
                                                         THROUGH
                                                    DECEMBER 31, 2001
                                               ---------------------------
                                                   UNITS         AMOUNT
                                               ------------   ------------
American Century VP Int'l
        Issuance of units                             6,285   $     57,908
        Redemptions of units                              4             30
                                               ------------   ------------

                    Net Increase                      6,281   $     57,878
                                               ============   ============


                                                      FOR THE PERIOD
                                                      MAY 1, 2001(a)
                                                         THROUGH
                                                    DECEMBER 31, 2001
                                               ---------------------------
                                                   UNITS         AMOUNT
                                               ------------   ------------
AYCO Growth
        Issuance of units                            16,679   $    153,602
        Redemptions of units                            133          1,153
                                               ------------   ------------

                    Net Increase                     16,546   $    152,449
                                               ============   ============


                                                                                                FOR THE PERIOD
                                                                                             NOVEMBER 13, 2000(a)
                                                       YEAR ENDED                                 THROUGH
                                                    DECEMBER 31, 2001                         DECEMBER 31, 2000
                                               ----------------------------              ---------------------------
                                                   UNITS         AMOUNT                      UNITS         AMOUNT
                                               ------------   ------------               ------------   ------------
Fidelity VIP Growth
        Issuance of units                            81,241   $    647,184                     10,401   $    102,723
        Redemptions of units                          6,852         50,405                      2,935         30,064
                                               ------------   ------------               ------------   ------------

                    Net Increase                     74,389   $    596,779                      7,466   $     72,659
                                               ============   ============               ============   ============


                                                                                               FOR THE PERIOD
                                                                                            NOVEMBER 20, 2000(a)
                                                        YEAR ENDED                                THROUGH
                                                     DECEMBER 31, 2001                       DECEMBER 31, 2000
                                               ---------------------------               ---------------------------
                                                   UNITS         AMOUNT                     UNITS           AMOUNT
                                               ------------   ------------               ------------   ------------
Fidelity VIP II Equity-Income
        Issuance of units                           128,957   $  1,253,528                      3,772   $     37,952
        Redemptions of units                          3,432         33,814                          0              0
                                               ------------   ------------               ------------   ------------

                    Net Increase                    125,525   $  1,219,714                      3,772   $     37,952
                                               ============   ============               ============   ============


                                                                                               FOR THE PERIOD
                                                                                            DECEMBER 7, 2000(a)
                                                       YEAR ENDED                                  THROUGH
                                                    DECEMBER 31, 2001                        DECEMBER 31, 2000
                                               ---------------------------               --------------------------
                                                   UNITS        AMOUNT                      UNITS          AMOUNT
                                               ------------   ------------               ------------   ------------
Fidelity VIP II Contrafund
        Issuance of units                            53,229   $    475,055                      2,075   $     20,402
        Redemptions of units                          2,094         18,122                          0              0
                                               ------------   ------------               ------------   ------------

                    Net Increase                     51,135   $    456,933                      2,075   $     20,402
                                               ============   ============               ============   ============

(a)  Commencement of operations

                                                                                                  FOR THE PERIOD
                                                                                               NOVEMBER 15, 2000(a)
                                                          YEAR ENDED                                  THROUGH
                                                        DECEMBER 31, 2001                        DECEMBER 31, 2000
                                                  ----------------------------              ---------------------------
                                                      UNITS         AMOUNT                      UNITS        AMOUNT
                                                  ------------   ------------               ------------   ------------
MFS Research Series
        Issuance of units                               31,207   $    252,125                      8,544   $     81,627
        Redemptions of units                             3,832         24,455                      1,800         17,687
                                                  ------------   ------------               ------------   ------------

                    Net Increase                        27,375   $    227,670                      6,744   $     63,940
                                                  ============   ============               ============   ============


                                                                                               FOR THE PERIOD
                                                                                            NOVEMBER 13, 2000(a)
                                                          YEAR ENDED                              THROUGH
                                                       DECEMBER 31, 2001                     DECEMBER 31, 2000
                                                  ---------------------------            ---------------------------
                                                      UNITS         AMOUNT                  UNITS          AMOUNT
                                                  ------------   ------------            ------------   ------------
MFS Utilities Series
        Issuance of units                               96,937   $    846,309                   7,512   $     74,492
        Redemptions of units                            14,207        118,194                   2,614         26,336
                                                  ------------   ------------            ------------   ------------

                    Net Increase                        82,730   $    728,115                   4,898   $     48,156
                                                  ============   ============            ============   ============


                                                                                                FOR THE PERIOD
                                                                                             NOVEMBER 13, 2000(a)
                                                          YEAR ENDED                               THROUGH
                                                       DECEMBER 31, 2001                      DECEMBER 31, 2000
                                                  ---------------------------            ---------------------------
                                                      UNITS         AMOUNT                   UNITS        AMOUNT
                                                  ------------   ------------            ------------   ------------
Oppenheimer Capital Appreciation
        Issuance of units                               36,394   $    343,038                   8,097   $     80,782
        Redemptions of units                             2,489         23,658                   2,000         20,406
                                                  ------------   ------------            ------------   ------------

                    Net Increase                        33,905   $    319,380                   6,097   $     60,376
                                                  ============   ============            ============   ============


                                                                                                FOR THE PERIOD
                                                                                             NOVEMBER 30, 2000(a)
                                                         YEAR ENDED                                THROUGH
                                                      DECEMBER 31, 2001                       DECEMBER 31, 2000
                                                  ---------------------------            ---------------------------
                                                     UNITS          AMOUNT                  UNITS         AMOUNT
                                                  ------------   ------------            ------------   ------------
Oppenheimer Strategic Bond
        Issuance of units                                5,092   $     52,116                   2,787   $     27,931
        Redemptions of units                               115          1,175                       0              0
                                                  ------------   ------------            ------------   ------------

                    Net Increase                         4,977   $     50,941                   2,787   $     27,931
                                                  ============   ============            ============   ============


                                                                                                FOR THE PERIOD
                                                                                             NOVEMBER 30, 2000(a)
                                                   YEAR ENDED                                      THROUGH
                                                 DECEMBER 31, 2001                            DECEMBER 31, 2000
                                            ---------------------------                  ---------------------------
                                                UNITS         AMOUNT                        UNITS          AMOUNT
                                            ------------   ------------                  ------------   ------------
Oppenheimer Bond
      Issuance of units                           24,469   $    254,518                         2,789   $     27,930
      Redemptions of units                         4,936         53,096                             0              0
                                            ------------   ------------                  ------------   ------------

              Net Increase                        19,533   $    201,422                         2,789   $     27,930
                                            ============   ============                  ============   ============


                                                 FOR THE PERIOD
                                                 MAY 1, 2001(a)
                                                     THROUGH
                                                DECEMBER 31, 2001
                                            ---------------------------
                                                UNITS         AMOUNT
                                            ------------   ------------
PIMCO Total Return Bond
        Issuance of units                         94,626   $    981,105
        Redemptions of units                      10,568        110,919
                                            ------------   ------------

                      Net Increase                84,058   $    870,186
                                            ============   ============

(a)  Commencement of operations

NOTE H--FINANCIAL HIGHLIGHTS

A summary of unit values and units outstanding for variable annuity contracts, investment income ratio, the expense ratios (excluding expenses of the underlying funds), and total return for 2001 follows:

                                                 BEGINNING OF PERIOD                          AT DECEMBER 31
                                               -------------------------   -------------------------------------------------------
                                                    UNIT FAIR VALUE            UNITS       UNIT FAIR VALUE            NET ASSETS
                                                  LOWEST TO HIGHEST           (000S)      LOWEST TO HIGHEST             (000S)
                                               -------------------------   -------------------------------------------------------
JPVF Growth Sub-Account
               2001                                $9.70 to $10.14                78        $6.33 to $6.66             $   502

JPVF Emerging Growth Sub-Account
               2001                                $10.16 to $10.32               48        $6.49 to $6.64             $   315

JPVF Mid-Cap Growth Sub-Account
               5/1/2001 (a)                             $10.00                    13        $8.52 to $8.54             $   108

JPVF Capital Growth Sub-Account
               2001                                 $9.46 to $9.89               110        $6.98 to $7.35             $   775

JPVF Small Company Sub-Account
               2001                                     $10.35                    16        $9.47 to $9.54             $   147

JPVF Mid-Cap Value Sub-Account
               5/1/2001 (a)                             $10.00                    37        $9.81 to $9.87             $   363

JPVF S&P Index 500 Sub-Account
               2001                                     $10.04                   131        $8.69 to $8.75             $ 1,141

JPVF Small-Cap Value Sub-Account
               5/1/2001 (a)                             $10.00                    19       $10.72 to $11.08            $   208

JPVF Value Sub-Account
               2001                                     $10.00                    76       $9.74 to $10.03             $   755

JPVF International Equity Sub-Account
               2001                                     $9.59                     26        $7.28 to $8.19             $   196

JPVF World Growth Stock Sub-Account
               2001                                     $10.21                    47        $9.41 to $9.44             $   441

JPVF Balanced Sub-Account
               2001                                     $10.22                    84        $9.62 to $9.66             $   810

JPVF High Yield Bond Sub-Account
               2001                                     $10.28                    23       $9.52 to $10.50             $   237

JPVF Money Market Sub-Account
               2001                                     $10.00                   245       $10.23 to $10.28            $ 2,511

American Century VP Int'l Sub-Account
               5/1/2001 (a)                             $10.00                     6        $8.14 to $8.54             $    53

AYCO Growth Sub-Account
               5/1/2001 (a)                             $10.00                    17        $8.50 to $8.90             $   147

Fidelity VIP Growth Sub-Account
               2001                                     $9.61                     82        $7.80 to $8.53             $   650

Fidelity VIP Equity-Income Sub-Account
               2001                                     $10.44                   129        $9.30 to $9.80             $ 1,253


                                                                             FOR THE YEAR ENDED DECEMBER 31,
                                                        ----------------------------------------------------------------------------
                                                          INVESTMENT*            EXPENSE RATIO**         TOTAL RETURN***
                                                         INCOME RATIO           LOWEST TO HIGHEST       LOWEST TO HIGHEST
                                                        ----------------------------------------------------------------------------
JPVF Growth Sub-Account
               2001                                          0.00% (c)            .75%-1.45%            -36.64% to -33.37%

JPVF Emerging Growth Sub-Account
               2001                                          0.00% (c)            .75%-1.45%            -36.10% to -33.57%

JPVF Mid-Cap Growth Sub-Account
               5/1/2001 (a)                                  0.00% (c)            .75%-1.45% (b)        -14.79% to -14.60%

JPVF Capital Growth Sub-Account
               2001                                          0.00% (c)            .75%-1.45%            -30.20% to -25.87%

JPVF Small Company Sub-Account
               2001                                          0.00% (c)            .75%-1.45%             -8.35% to -4.62%

JPVF Mid-Cap Value Sub-Account
               5/1/2001 (a)                                  0.00% (c)            .75%-1.45% (b)         -1.90% to -1.26%

JPVF S&P Index 500 Sub-Account
               2001                                          0.45%                .75%-1.45%            -13.41% to -12.50%

JPVF Small-Cap Value Sub-Account
               5/1/2001 (a)                                  0.00% (c)            .75%-1.45% (b)          7.24% to 10.82%

JPVF Value Sub-Account
               2001                                          0.24%                .75%-1.45%              -2.61% to .27%

JPVF International Equity Sub-Account
               2001                                          0.00% (c)            .75%-1.45%            -27.24% to -18.09%

JPVF World Growth Stock Sub-Account
               2001                                          0.59%                .75%-1.45%             -7.59% to -5.69%

JPVF Balanced Sub-Account
               2001                                          1.74%                .75%-1.45%             -5.48% to -3.50%

JPVF High Yield Bond Sub-Account
               2001                                         17.89%                .75%-1.45%              -4.81% to 4.92%

JPVF Money Market Sub-Account
               2001                                          2.72%                .75%-1.45%              2.31% to 2.81%

American Century VP Int'l Sub-Account
               5/1/2001 (a)                                  0.00% (c)            .75%-1.45% (b)        -18.65% to -14.60%

AYCO Growth Sub-Account
               5/1/2001 (a)                                  1.05% (b)            .75%-1.45% (b)        -14.99% to -11.03%

Fidelity VIP Growth Sub-Account
               2001                                          0.02%                .75%-1.45%            -22.01% to -14.75%

Fidelity VIP Equity-Income Sub-Account
               2001                                          0.20%                .75%-1.45%             -7.00% to -2.11%

(a)  Commencement of operations
(b)  Annualized
(c)  No income dividends during period

                                                        BEGINNING OF PERIOD                      AT DECEMBER 31
                                                  -----------------------------  ------------------------------------------------
                                                         UNIT FAIR VALUE          UNITS       UNIT FAIR VALUE        NET ASSETS
                                                       LOWEST TO HIGHEST          (000S)      LOWEST TO HIGHEST        (000S)
                                                  -----------------------------  ------------------------------------------------
Fidelity VIP II Contrafund Sub-Account
                2001                                         $10.09                 53           $8.73 to $9.16        $ 470

MFS Research Series Sub-Account
                2001                                         $9.34                  34           $7.25 to $7.97        $ 253

MFS Utilities Series Sub-Account
                2001                                    $10.24 to $10.55            88           $7.65 to $7.94        $ 678

Oppenheimer Capital Appreciation Sub-Account
                2001                                    $9.91 to $10.19             40           $8.54 to $8.84        $ 348

Oppenheimer Strategic Bond Sub-Account
                2001                                         $10.25                  8          $10.00 to $10.62       $  82

Oppenheimer Bond Sub-Account
                2001                                         $10.13                 22          $10.59 to $10.79       $ 240

PIMCO Total Return Bond Sub-Account
                5/1/2001 (a)                                  $10                   84          $10.49 to $10.58       $ 883


                                                                              FOR THE YEAR ENDED DECEMBER 31,
                                                     -----------------------------------------------------------------------------
                                                          INVESTMENT*             EXPENSE RATIO**              TOTAL RETURN***
                                                          INCOME RATIO           LOWEST TO HIGHEST             LOWEST TO HIGHEST
                                                     -----------------------------------------------------------------------------
Fidelity VIP II Contrafund Sub-Account
                2001                                           0.07%                 .75%-1.45%            -13.38% to -8.44%

MFS Research Series Sub-Account
                2001                                           0.01%                 .75%-1.45%            -27.50% to -20.35%

MFS Utilities Series Sub-Account
                2001                                           2.32%                 .75%-1.45%            -25.22% to -20.61%

Oppenheimer Capital Appreciation Sub-Account
                2001                                           0.38%                 .75%-1.45%            -14.62% to -11.56%

Oppenheimer Strategic Bond Sub-Account
                2001                                           2.95%                 .75%-1.45%              .03% to 6.09%

Oppenheimer Bond Sub-Account
                2001                                           1.90%                 .75%-1.45%              5.87% to 7.81%

PIMCO Total Return Bond Sub-Account
                5/1/2001 (a)                                   4.31% (b)             .75%-1.45% (b)          4.91% to 5.75%

(a)  Commencement of operations
(b)  Annualized



*These amounts represent the dividends, excluding distributions of capital gains, received by the sub-account from the underlying mutual fund, divided by the average net assets. These ratios exclude those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the sub-account is affected by the timing of the declaration of dividends by the underlying fund in which the subaccounts invest.

** These ratios represent the annualized contract expenses of the separate account, consisting primarily of mortality and expense charges, for each period indicated. The ratios include only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.

*** These amounts represent the total return for the periods indicated, including changes in the value of the underlying fund, and reflect deductions for all items included in the expense ratio. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in a reduction in the total return presented. Investment options with a date notation indicate commencement date of that investment option in the variable account. The unit value at commencement date is $10. The total return is calculated for the period ended December 31, 2001.

          JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES

                    AUDITED CONSOLIDATED FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2001 AND 2000 AND FOR THE THREE YEARS ENDED DECEMBER 31, 2001


CONTENTS

Report of Independent Auditors                                               F-1
Consolidated Balance Sheets                                                  F-2
Consolidated Statements of Income                                            F-4
Consolidated Statements of Stockholder's Equity                              F-5
Consolidated Statements of Cash Flows                                        F-6
Notes to Consolidated Financial Statements                                   F-7

                       THIS PAGE INTENTIONALLY LEFT BLANK

                         REPORT OF INDEPENDENT AUDITORS

The Board of Directors
Jefferson Pilot Financial Insurance Company and Subsidiaries

We have audited the accompanying consolidated balance sheets of Jefferson Pilot Financial Insurance Company (a wholly-owned subsidiary of Jefferson-Pilot Corporation) and subsidiaries as of December 31, 2001 and 2000, and the related consolidated statements of income, stockholder's equity, and cash flows for each of the three years in the period ended December 31, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Jefferson Pilot Financial Insurance Company and subsidiaries at December 31, 2001 and 2000, and the consolidated results of their operations and their cash flows for each of the three years in the period ended December 31, 2001 in conformity with accounting principles generally accepted in the United States.

As discussed in Note 2 to the financial statements, in 2001 the Company changed its method of accounting for derivative financial instruments.


                                             /s/ Ernst & Young LLP


Greensboro, North Carolina
February 4, 2002

          JEFFERSON PILOT FINANCIAL INSURANCE COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS

                    (IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)


                                                                                                         DECEMBER 31,
                                                                                                ------------------------------
                                                                                                    2001               2000
                                                                                                -----------        -----------
ASSETS
Invested assets:
   Debt securities available-for-sale, at fair value (amortized cost
      2001-$7,690,285 and 2000-$7,908,166)                                                      $ 7,795,093        $ 7,895,890
   Debt securities held-to-maturity, at amortized cost (fair value
      2001-$1,458,334 and 2000-$1,546,741)                                                        1,433,827          1,538,991
   Equity securities available-for-sale, at fair value (cost 2001-$12,563
      and 2000-$17,163)                                                                              14,519             21,168
   Policy loans                                                                                     661,241            674,936
   Mortgage loans on real estate                                                                  1,200,040          1,168,188
   Real estate                                                                                       38,882             38,251
   Other investments                                                                                 19,835             11,900
                                                                                                -----------        -----------
Total investments                                                                                11,163,437         11,349,324

Cash and cash equivalents                                                                           154,699              4,244
Accrued investment income                                                                           154,276            160,080
Due from reinsurers                                                                               1,321,669          1,341,758
Deferred policy acquisition costs                                                                   560,285            469,637
Value of business acquired                                                                          659,634            739,575
Goodwill, net of accumulated amortization (2001-$38,648
   and 2000-$29,369)                                                                                269,952            279,017
Property and equipment, net of accumulated depreciation
   (2001-$29,580 and 2000-$36,890)                                                                   28,096             32,928
Assets held in separate accounts                                                                  1,546,760          1,603,235
Other assets                                                                                         92,398            165,020
                                                                                                -----------        -----------
                                                                                                $15,951,206        $16,144,818
                                                                                                ===========        ===========

See notes to consolidated financial statements.

                                                                                                         DECEMBER 31,
                                                                                                ------------------------------
                                                                                                   2001               2000
                                                                                                -----------        -----------
LIABILITIES
Policy liabilities:
   Policyholder contract deposits                                                               $10,039,459        $10,287,312
   Future policy benefits                                                                         1,217,947          1,289,323
   Policy and contract claims                                                                       141,193            130,862
   Premiums paid in advance                                                                           3,962              4,606
   Other policyholder funds                                                                         281,269            203,007
                                                                                                -----------        -----------
Total policy liabilities                                                                         11,683,830         11,915,110

Deferred federal income taxes                                                                        38,445                102
Payable to affiliates                                                                                51,220            120,570
Liabilities related to separate accounts                                                          1,546,760          1,603,235
Securities sold under repurchase agreements                                                         191,330            172,778
Accrued expenses and other liabilities                                                              199,802            205,415
                                                                                                -----------        -----------
                                                                                                 13,711,387         14,017,210

Commitments and contingencies

STOCKHOLDER'S EQUITY
   Common stock, par value $5 per share, 600,000 shares authorized,
      issued and outstanding                                                                          3,000              3,000
   Paid in capital                                                                                1,714,440          1,714,226
   Retained earnings                                                                                477,179            413,289
   Accumulated other comprehensive income                                                            45,200             (2,907)
                                                                                                -----------        -----------
                                                                                                  2,239,819          2,127,608
                                                                                                -----------        -----------
                                                                                                $15,951,206        $16,144,818
                                                                                                ===========        ===========

See notes to consolidated financial statements.

                       CONSOLIDATED STATEMENTS OF INCOME

                                 (IN THOUSANDS)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                      2001             2000             1999
                                                                                   ----------       ----------       ----------
REVENUES
Premiums and other considerations                                                  $1,059,086       $  946,074       $  446,917
Net investment income                                                                 809,275          831,743          726,928
Realized investment losses                                                            (54,729)         (12,866)          (4,333)
                                                                                   ----------       ----------       ----------
Total revenues                                                                      1,813,632        1,764,951        1,169,512

BENEFITS AND EXPENSES
Policy benefits and claims                                                          1,132,428        1,046,736          649,388
Commissions, net of deferrals                                                          32,482           17,398           14,896
General and administrative expenses, net of deferrals                                  89,021           91,149           39,275
Taxes, licenses and fees                                                               41,576           44,775           28,334
Amortization of intangibles                                                           174,678          190,608          118,368
                                                                                   ----------       ----------       ----------
Total benefits and expenses                                                         1,470,185        1,390,666          850,261
                                                                                   ----------       ----------       ----------
Income before federal income taxes and cumulative effect
   of change in accounting principle                                                  343,447          374,285          319,251

Federal income tax expense:
   Current                                                                            108,703          104,643           69,694
   Deferred                                                                            12,468           31,317           45,076
                                                                                   ----------       ----------       ----------
      Income taxes                                                                    121,171          135,960          114,770
                                                                                   ----------       ----------       ----------
Net income before cumulative effect of change
   in accounting principal                                                            222,276          238,325          204,481
Cumulative effect of change in accounting for derivative
   instruments, net of income taxes                                                     1,614               --               --
                                                                                   ----------       ----------       ----------
Net income                                                                         $  223,890       $  238,325       $  204,481
                                                                                   ==========       ==========       ==========

See notes to consolidated financial statements.

                CONSOLIDATED STATEMENTS OF STOCKHOLDER'S EQUITY

                                 (IN THOUSANDS)

                                                                                                                        TOTAL
                                                COMMON       PAID IN         RETAINED       ACCUMULATED OTHER       STOCKHOLDER'S
                                                STOCK        CAPITAL         EARNINGS     COMPREHENSIVE INCOME          EQUITY
                                               --------     ----------     -----------    --------------------      -------------
BALANCE, DECEMBER 31, 1998                      $3,000      $1,288,454      $ 330,483           $ 106,157            $1,728,094
Net income                                          --              --        204,481                  --               204,481
Other comprehensive income                          --              --             --            (207,370)             (207,370)
                                                                                                                     ----------
   Comprehensive income                                                                                                  (2,889)
Less dividends paid                                 --              --       (100,000)                 --              (100,000)
Acquisition of GLIC                                 --         425,884             --                  --               425,884
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 1999                       3,000       1,714,338        434,964            (101,213)            2,051,089
Net income                                          --              --        238,325                  --               238,325
Other comprehensive income                          --              --             --              98,306                98,306
                                                                                                                     ----------
   Comprehensive income                                                                                                 336,631
Less dividends paid                                 --              --       (260,000)                 --              (260,000)
Purchase price adjustment                           --            (112)            --                  --                  (112)
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2000                       3,000       1,714,226        413,289              (2,907)            2,127,608
Net income                                          --              --        223,890                  --               223,890
Change in fair value of derivative
   financial instruments, net of
   income taxes                                     --              --             --               3,744                 3,744
Unrealized gain on available for sale
   securities, net of income taxes                  --              --             --              44,363                44,363
                                                                                                                     ----------
   Comprehensive income                                                                                                 271,997
Capital contribution from parent                    --             214             --                  --                   214
Less dividends paid                                 --              --       (160,000)                 --              (160,000)
                                               ----------------------------------------------------------------------------------
BALANCE, DECEMBER 31, 2001                      $3,000      $1,714,440      $ 477,179           $  45,200            $2,239,819
                                               ==================================================================================

See notes to consolidated financial statements.

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                                 (IN THOUSANDS)

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                   --------------------------------------------
                                                                                      2001             2000             1999
                                                                                   ----------       ----------       ----------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                         $  223,890       $  238,325       $  204,481
Adjustments to reconcile net income to net cash provided
   by operating activities:
   Change in policy liabilities other than deposits                                    95,039           30,576            6,635
   Credits to policyholder accounts, net                                              (10,261)          19,747           52,210
   Deferral of policy acquisition costs, net                                         (112,068)        (139,312)        (105,561)
   Change in receivables and asset accruals                                            18,888           11,152             (450)
   Change in payables and expense accruals                                            (74,339)          57,539           59,476
   Realized investment losses                                                          54,729           12,866            4,333
   Depreciation and amortization                                                        7,927           14,052           20,915
   Amortization of value of business acquired, net                                     56,386           89,913           60,636
   Other                                                                              (37,053)          43,292           36,804
                                                                                   ----------       ----------       ----------
Net cash provided by operating activities                                             223,138          378,150          339,479
                                                                                   ----------       ----------       ----------

CASH FLOWS FROM INVESTING ACTIVITIES
Securities available-for-sale:
   Sales                                                                              202,408          686,711          690,758
   Maturities, calls and redemptions                                                  691,446          534,078          691,801
   Purchases                                                                         (709,233)        (981,389)      (1,574,808)
Securities held-to-maturity:
   Sales                                                                               17,264           10,992            4,868
   Maturities, calls and redemptions                                                  216,418          333,655          286,844
   Purchases                                                                         (144,395)        (104,001)          (3,640)
Repayments of mortgage loans                                                           61,955           46,642           40,859
Mortgage loans originated                                                             (90,116)         (97,590)        (279,375)
Decrease (increase) in policy loans, net                                               44,492          (28,495)         (22,168)
Other investing activities, net                                                        (7,253)          (1,140)           5,896
                                                                                   ----------       ----------       ----------
Net cash provided by (used in) investing activities                                   282,986          399,463         (158,965)
                                                                                   ----------       ----------       ----------

CASH FLOWS FROM FINANCING ACTIVITIES
Policyholder contract deposits                                                        841,413          838,382          834,017
Withdrawals of policyholder contract deposits                                      (1,055,634)      (1,377,548)        (965,290)
Net proceeds (payments) from securities sold under
   repurchase agreements                                                               18,552         (129,580)         151,986
Cash dividends paid                                                                  (160,000)        (260,000)        (100,000)
Other financing activities, net                                                            --           (1,295)          (4,184)
                                                                                   ----------       ----------       ----------
Net cash used in financing activities                                                (355,669)        (930,041)         (83,471)
                                                                                   ----------       ----------       ----------
Net increase (decrease) in cash and cash equivalents                                  150,455         (152,428)          97,043
Cash of GLIC at date of acquisition                                                        --               --           44,966
Cash and cash equivalents, beginning of period                                          4,244          156,672           14,663
                                                                                   ----------       ----------       ----------
Cash and cash equivalents, end of period                                           $  154,699       $    4,244       $  156,672
                                                                                   ==========       ==========       ==========

SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid                                                                  $  118,892       $  126,135       $   52,874
                                                                                   ==========       ==========       ==========
Interest paid                                                                      $    8,718       $   10,412       $   12,744
                                                                                   ==========       ==========       ==========

See notes to consolidated financial statements.

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                                DECEMBER 31, 2001

1. DESCRIPTION OF ENTERPRISE
PRINCIPLES OF CONSOLIDATION
The consolidated financial statements presented herein represent the merger of three insurance companies that previously were affiliated through a common parent. The merger (reorganization of affiliates) under the common parent was accounted for on a basis similar to a pooling-of-interests utilizing the parent's historical basis. The historical accounting basis includes the "pushed down" effect of purchase accounting utilized by the common parent to the three individual companies. The merger was effective August 1, 2000, and included no additional consideration. The parties to the merger include Jefferson Pilot Financial Insurance Company (the Company or JPFIC), the survivor in the reorganization, acquired by the common parent Jefferson-Pilot Corporation (JPCorp) effective April 30, 1997, Alexander Hamilton Life Insurance Company of America (AHL), acquired by JPCorp in 1995 and Guarantee Life Insurance Company
(GLIC), a wholly-owned subsidiary of The Guarantee Life Companies, Inc., (TGLCI) which was acquired by JPCorp effective December 30, 1999. The financial statements presented include the periods for which each of the three companies were affiliated through common ownership by JPCorp. In addition, the Company's principal subsidiary is Jefferson Pilot LifeAmerica Insurance Company (JPLA). Significant intercompany transactions have been eliminated in consolidation.

NATURE OF BUSINESS
The Company is wholly-owned by JPCorp. The Company and its subsidiaries are principally engaged in the sale of individual life insurance products, individual annuity products, individual investment products, and worksite and group non-medical products (primarily term life and disability). These products are marketed primarily through personal producing general agents throughout the Unites States.

GLIC was acquired by JPCorp through the acquisition of its parent on December 30, 1999 for an aggregate purchase price of $426 million. The acquisition resulted in $105 million of goodwill and $202 million of value of business acquired.

The following proforma results of operations for the year ended December 31, 1999, assume that the GLIC acquisition occurred as of January 1, 1999. The proforma results have been prepared for comparative purposes only and do not purport to indicate the results of operations which would have actually been reported had the acquisition occurred on January 1, 1999, or which may occur in the future (IN THOUSANDS):

             Net revenues                            $1,665,614
             Net income                              $  207,136

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
BASIS OF PRESENTATION
The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States
(GAAP). The Company also submits financial statements to insurance industry regulatory authorities. Those financial statements are prepared on the basis of statutory accounting practices (SAP) and are significantly different from financial statements prepared in accordance with GAAP. See Note 7.

USE OF ESTIMATES
The preparation of financial statements requires management to make estimates and assumptions affecting the reported amounts of assets and liabilities and the disclosures of contingent assets and liabilities as of the date of the financial statements, and the reported amounts of revenues and expenses for the reporting period. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are asset valuation allowances, policy liabilities, deferred policy acquisition costs and the potential effects of resolving litigated matters.

CASH AND CASH EQUIVALENTS
The Company includes with cash and cash equivalents its holdings of short-term investments that mature within three months of the date of acquisition.

DEBT AND EQUITY SECURITIES
Debt securities are classified as either securities held-to-maturity, stated at amortized cost, or as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs.

Equity securities are classified as securities available-for-sale, stated at fair value with net unrealized gains and losses included in accumulated other comprehensive income, net of deferred income taxes and adjustments to deferred policy acquisition costs.

Amortization of premiums and accrual of discounts on investments in debt securities are reflected in earnings over the contractual terms of the investments in a manner that produces a constant effective yield. Realized gains and losses on dispositions of securities are determined by the specific identification method.

MORTGAGE AND POLICY LOANS
Mortgage loans on real estate are stated at the unpaid balances, net of estimated unrecoverable amounts. In addition to a general estimated allowance, an allowance for unrecoverable amounts is provided when a mortgage loan becomes impaired. Mortgage loans are considered impaired when it becomes probable the Company will be unable to collect the total amount due, including principal and interest, according to contractual terms. The impairment is measured based upon the present value of expected cash flows discounted at the effective interest rate on both a loan by loan basis and by measuring aggregated loans with similar risk characteristics. Interest on mortgage loans is recorded until collection is deemed improbable. Policy loans are stated at their unpaid balances.

REAL ESTATE AND OTHER INVESTMENTS
Real estate not acquired by foreclosure is stated at cost less accumulated depreciation. Real estate acquired by foreclosure is stated at the lower of depreciated cost or fair value minus estimated costs to sell. Real estate, primarily buildings, is depreciated principally by the straight-line method over estimated useful lives generally ranging from 15 to 45 years. Accumulated depreciation was $25 million and $22 million at December 31, 2001 and 2000. Other investments are stated at equity or the lower of cost or market, as appropriate.

PROPERTY AND EQUIPMENT
Property and equipment is stated at cost less accumulated depreciation and is depreciated principally by the straight-line method over estimated useful lives. The estimated useful lives for buildings are generally 30 to 50 years and approximately 10 years for other property and equipment.

DEFERRED POLICY ACQUISITION COSTS
Costs related to obtaining new and renewal business, including commissions, certain costs of underwriting and issuing policies, certain agency office expenses, and first year bonus interest on annuities, all of which vary with and are primarily related to the production of new and renewal business, have been deferred.

Deferred policy acquisition costs for traditional life insurance polices are amortized over the premium paying periods of the related contracts using the same assumptions for anticipated premium revenue that are used to compute liabilities for future policy benefits. For universal life and annuity products, these costs are amortized at a constant rate based on the present value of the estimated future gross profits to be realized over the terms of the contracts, not to exceed 25 years.

Value of business acquired represents the actuarially determined present value of anticipated profits to be realized from life insurance and annuity business purchased, using the same assumptions used to value the related liabilities. Amortization of the value of business acquired occurs over the related contract periods, using current crediting rates to accrete interest and a constant amortization rate based on the present value of expected future profits.

The carrying amounts of deferred policy acquisition costs and value of business acquired are adjusted for the effect of non-credit related realized gains and losses, credit related gains, and the effects of unrealized gains and losses on debt securities classified as available-for-sale. Deferred policy acquisition costs and value of business acquired are not adjusted for the effect of credit related losses, rather as a part of the investment income allocation process a charge is made against investment income earned. This charge is based upon the credit quality of the assets supporting the insurance business and is meant to replicate the expected credit losses that will emerge over a period of years.

Both deferred policy acquisition costs and value of business acquired are reviewed periodically to determine that the unamortized portion does not exceed the expected recoverable amounts. No impairment adjustments have been reflected in the results of operations for the years presented.

GOODWILL
Through December 31, 2001, goodwill was amortized on a straight-line basis over periods of 30 to 35 years. Accumulated amortization was $38.6 million and $29.4 million at December 31, 2001 and 2000. Carrying amounts are regularly reviewed for indications of value impairment, with consideration given to financial performance and other relevant factors. In addition, certain events including a significant adverse change in legal factors or the business climate, an adverse action or assessment by a regulator, or unanticipated competition would cause the Company to review carrying amounts of goodwill for impairment. When considered impaired, the carrying amounts are written down using a combination of fair value and discounted cash flows. Effective January 1, 2002, the Company will adopt Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets", which primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. See further discussion under New Accounting Pronouncements below.

SEPARATE ACCOUNTS
Separate account assets and liabilities represent funds segregated for the benefit of certain policyholders who bear the investment risk. The separate account assets and liabilities, which are equal, are recorded at fair value. Policyholder account deposits and withdrawals, investment income and realized investment gains and losses are excluded from the amounts reported in the accompanying consolidated statements of income. Fees charged on policyholders' accounts are included in other considerations.

RECOGNITION OF REVENUE
Premiums on traditional life insurance products are reported as revenue when received unless received in advance of the due date.

Premiums on accident and health, disability and dental insurance are reported as earned, over the contract period. A reserve is provided for the portion of premiums written which relates to unexpired coverage terms.

Revenue from universal life-type and annuity products includes charges for the cost of insurance, initiation and administration of the policy and surrender of the policy. Revenue from these products is recognized in the year assessed to the policyholder, except that any portion of an assessment which relates to services to be provided in future years is deferred and recognized over the period during which services are provided.

RECOGNITION OF BENEFITS AND EXPENSES
Benefits and expenses, other than deferred policy acquisition costs, related to traditional life, accident and health, disability and dental insurance products are recognized when incurred in a manner designed to match them with related premiums and spread income recognition over expected policy lives. For universal life-type and annuity products, benefits include interest credited to policyholders' accounts, which is recognized as it accrues.

FUTURE POLICY BENEFITS
Liabilities for future policy benefits on traditional life and disability insurance are computed by the net level premium valuation method based on assumptions about future investment yield, mortality, morbidity and persistency. Estimates about future circumstances are based principally on historical experience and provide for possible adverse deviations.

POLICYHOLDER CONTRACT DEPOSITS
Policyholder contract deposits consist of policy values that accrue to holders of universal life-type contracts and annuities. The liability is determined using the retrospective deposit method and consists of policy values that accrue to the benefit of the policyholder, before deduction of surrender charges.

POLICY AND CONTRACT CLAIMS
The liability for policy and contract claims consists of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported, which is based on historical experience, adjusted for trends and circumstances. Management believes that the recorded liability is sufficient to provide for claims incurred through the balance sheet date and the associated claims adjustment expenses.

REINSURANCE BALANCES AND TRANSACTIONS
Reinsurance receivables include amounts related to paid benefits and estimated amounts related to unpaid policy and contract claims, future policy benefits and policyholder contract deposits. The cost of reinsurance is accounted for over the terms of the underlying reinsured policies using assumptions consistent with those used to account for the policies.

INCOME TAXES
The Company and its subsidiaries file a consolidated life federal income tax return. Deferred income taxes are recorded on the differences between the tax bases of assets and liabilities and the amounts at which they are reported in the consolidated financial statements. Recorded amounts are adjusted to reflect changes in income tax rates and other tax law provisions as they become enacted.

RECLASSIFICATIONS
Certain amounts reported in prior years' consolidated financial statements have been reclassified to conform with the presentations adopted in the current year. These reclassifications have no effect on net income or stockholders' equity of the prior years.

NEW ACCOUNTING PRONOUNCEMENTS
Effective January 1, 2001, the Company adopted SFAS 133, "Accounting for Derivative Instruments and for Hedging Activities" and SFAS 138, "Accounting for Certain Derivative Instruments and Certain Hedging Activities" (collectively referred to as SFAS 133). SFAS 133 requires all derivatives to be recorded on the balance sheet at fair value. Derivatives that are not hedges must be adjusted to fair value through earnings. If the derivative is a hedge, changes in its fair value are either offset against the change in fair value of assets, liabilities or firm commitments through earnings or recognized in other comprehensive income until the hedged item is recognized in earnings. The ineffective portion of a derivative's change in fair value is immediately recognized in earnings. The adoption of SFAS 133 on January 1, 2001 resulted in a cumulative effect of an accounting change of $1.6 million net of related income tax expense of $869 thousand being recognized as income in the accompanying consolidated statement of income. There was no cumulative effect recognized in other comprehensive income related to the Company's interest rate swaps, used as cash flow hedges, because these swaps were carried at fair value prior to adoption of SFAS 133. See Note 4 for a complete discussion of the Company's derivative instruments.

In June 2001, the FASB issued Statement of Financial Accounting Standards No. 141, "Business Combinations" (SFAS 141) and Statement of Financial Accounting Standards No. 142, "Goodwill and Other Intangible Assets" (SFAS 142). SFAS 141 requires that all business combinations initiated after June 30, 2001, be accounted for under the purchase method of accounting and establishes specific criteria for the recognition of intangible assets separately from goodwill. SFAS 142 primarily addresses the accounting for goodwill and intangible assets subsequent to their acquisition. Upon adoption, goodwill and certain other intangible assets will no longer be amortized. The Company will also be required to evaluate all existing goodwill and intangible assets with indefinite lives for impairment at least annually at the reporting unit level. The Company does not expect to incur significant impairment losses upon adoption of this accounting standard.

Based on current levels of amortization expense, the Company estimates that the elimination of goodwill expense will positively impact net income by approximately $9 million.

In June 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 143, "Accounting for Asset Retirement Obligations" (SFAS 143) which is effective for fiscal years beginning after June 15, 2002. The Statement requires legal obligations associated with the retirement of long-lived assets to be recognized at their fair value at the time that the obligations are incurred. The Company will adopt SFAS 143 on January 1, 2003, and does not believe that the impact of adoption will have a significant impact on the Company's financial position or results of operations.

In August 2001, the Financial Accounting Standards Board issued Statement of Financial Accounting Standards No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets" (SFAS 144) which addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supercedes SFAS No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to be Disposed Of", and APB Opinion No. 30, "Reporting the Results of Operations" for a disposal of a segment of a business. SFAS 144 is effective for fiscal years beginning after December 15, 2001. The Company will adopt the Statement as of January 1, 2002 and it does not believe adoption of the Statement will have a significant impact on the Company's financial position or results of operations.

3. INVESTED ASSETS
Aggregate amortized cost, aggregate fair value and gross unrealized gains and losses of debt securities were as follows (IN THOUSANDS):

                                                                                    DECEMBER 31, 2001
                                                                 --------------------------------------------------------
                                                                                   GROSS          GROSS
                                                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
                                                                    COST           GAINS         (LOSSES)         VALUE
                                                                 ----------      ----------     ----------     ----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                                      $  108,713      $    7,300     $        0     $  116,013
Federal agency issued mortgaged-backed securities                 1,481,518          61,316         (1,255)     1,541,579
Obligations of states and political subdivisions                     14,472             303           (577)        14,198
Corporate obligations                                             4,830,322         160,265       (160,471)     4,830,116
Corporate private-labeled mortgage-backed securities              1,242,848          53,947        (16,388)     1,280,407
Redeemable preferred stocks                                          12,412             609           (241)        12,780
                                                                 ----------      ----------     ----------     ----------
Debt securities available-for-sale                               $7,690,285      $  283,740     $ (178,932)    $7,795,093
                                                                 ==========      ==========     ==========     ==========

HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions                 $   10,491      $       45     $      (54)    $   10,482
Corporate obligations                                             1,386,975          46,175        (23,736)     1,409,414
Affiliate bonds                                                      36,361           2,077             --         38,438
                                                                 ----------      ----------     ----------     ----------
Debt securities held-to-maturity                                 $1,433,827      $   48,297     $  (23,790)    $1,458,334
                                                                 ==========      ==========     ==========     ==========

                                                                                    DECEMBER 31, 2000
                                                                 --------------------------------------------------------
                                                                                    GROSS         GROSS
                                                                  AMORTIZED      UNREALIZED     UNREALIZED        FAIR
                                                                    COST           GAINS         (LOSSES)         VALUE
                                                                 ----------      ----------     ----------     ----------
AVAILABLE-FOR-SALE CARRIED AT FAIR VALUE
U.S. Treasury obligations and direct obligations of
   U.S. government agencies                                      $  131,600      $    5,650     $       (6)    $  137,244
Federal agency issued mortgaged-backed securities                 1,394,723          32,742         (6,068)     1,421,397
Obligations of states and political subdivisions                     13,968             173           (393)        13,748
Corporate obligations                                             5,017,001         101,593       (170,604)     4,947,990
Corporate private-labeled mortgage-backed securities              1,338,463          38,248        (13,921)     1,362,790
Redeemable preferred stocks                                          12,411             444           (134)        12,721
                                                                 ----------      ----------     ----------     ----------
Debt securities available-for-sale                               $7,908,166      $  178,850     $ (191,126)    $7,895,890
                                                                 ==========      ==========     ==========     ==========

HELD-TO-MATURITY CARRIED AT AMORTIZED COST
Obligations of states and political subdivisions                 $   11,868      $       31     $      (51)    $   11,848
Corporate obligations                                             1,486,123          26,769        (20,348)     1,492,544
Affiliate bonds                                                      41,000           1,349             --         42,349
                                                                 ----------      ----------     ----------     ----------
Debt securities held-to-maturity                                 $1,538,991      $   28,149     $  (20,399)    $1,546,741
                                                                 ==========      ==========     ==========     ==========

Affiliate bonds consist of securities issued by Jefferson-Pilot Communications Company, an affiliate. Interest earned on these bonds totaled $2.5 million, $3.2 million and $3.4 million in 2001, 2000 and 1999, respectively.

CONTRACTUAL MATURITIES
Aggregate amortized cost and aggregate fair value of debt securities at December 31, 2001, according to contractual maturity date, are as indicated below (IN THOUSANDS). Actual future maturities will differ from the contractual maturities shown because the issuers of certain debt securities have the right to call or prepay the amounts due to the Company, with or without penalty.

                                                                  AVAILABLE-FOR-SALE                      HELD-TO-MATURITY
                                                            -----------------------------          ------------------------------
                                                             AMORTIZED            FAIR             AMORTIZED              FAIR
                                                               COST               VALUE               COST                VALUE
                                                            ----------         ----------          ----------          ----------
Due in one year or less                                     $  234,757         $  235,663          $  225,417          $  228,954
Due after one year through five years                        1,220,370          1,262,986             440,602             452,579
Due after five years through ten years                       1,523,112          1,532,418             210,254             212,274
Due after ten years                                            930,295            934,898             123,580             129,254
Amounts not due at a single maturity date                    3,769,340          3,816,348             433,974             435,273
Redeemable preferred stocks                                     12,411             12,780                  --                  --
                                                            ----------         ----------          ----------          ----------
                                                            $7,690,285         $7,795,093          $1,433,827          $1,458,334
                                                            ==========         ==========          ==========          ==========

INVESTMENT CONCENTRATION, RISK, AND IMPAIRMENT
Investments in debt and equity securities include 1,472 issuers, with no corporate issuer representing more than one percent of investments. Debt securities considered less than investment grade approximated 7% and 5% of the total debt securities portfolio as of December 31, 2001 and 2000.

The Company's mortgage loan portfolio is comprised primarily of conventional real estate mortgages collateralized by retail (30%), apartment (17%), industrial (26%), office (12%), hotel (10%) and (5%) other properties. Mortgage loan underwriting standards emphasize the credit status of a prospective borrower, quality of the underlying collateral and conservative loan-to-value relationships. Approximately 29% of stated mortgage loan balances as of December 31, 2001 are due from borrowers in South Atlantic states, 23% are due from borrowers in West South Central states, 12% are due from borrowers in the Pacific states, 11% are due from borrowers in the East North Central states and 10% are due from borrowers in the West North Central states. No other geographic region represents as much as 10% of December 31, 2001 mortgage loans.

At December 31, 2001 and 2000, the recorded investment in mortgage loans that are considered to be impaired was $18.2 million and $13.3 million. Delinquent loans outstanding were $0 as of December 31, 2001 and 2000. The related allowance for credit losses on mortgage loans decreased from $12.1 million at December 31, 2000 to $10.0 million at December 31, 2001 through adjustments to realized gains in 2001. The average recorded investment in impaired loans was $15.8 million, $6.7 million and $0 during the years ended December 31, 2001, 2000 and 1999, on which interest income of $1.6 million, $1.1 million and $0 was recognized on a cash basis.

The Company uses repurchase agreements to meet various cash requirements. At December 31, 2001 and 2000, the amounts held in debt securities available for sale pledged as collateral for these borrowings were $202 million and $180 million, respectively.

SECURITIES LENDING
In its securities lending program, the Company generally receives cash collateral in an amount that is in excess of the market value of the securities loaned. Market values of securities loaned and collateral are monitored daily, and additional collateral is obtained as necessary. The market value of securities loaned and collateral received amounted to $112 million and $116 million at December 31, 2001, and $138 million and $143 million at December 31, 2000.

CHANGES IN NET UNREALIZED GAINS ON SECURITIES
Changes in amounts affecting net unrealized gains included in other comprehensive income, reduced by deferred income taxes, are as follows (IN THOUSANDS):

                                                                                           NET UNREALIZED GAINS (LOSSES)
                                                                                -------------------------------------------------
                                                                                   DEBT               EQUITY
                                                                                SECURITIES          SECURITIES            TOTAL
                                                                                ----------          ----------          ---------
Net unrealized gains (losses) on securities available for sale
   as of December 31, 1998                                                       $ 106,190            $   (33)          $ 106,157
Change during year ended December 31, 1999:
   Decrease in stated amount of securities                                        (553,271)              (145)           (553,416)
   Increase in value of business acquired and deferred policy
     acquisition costs                                                             234,386                 --             234,386
   Decrease in deferred income tax liabilities                                     111,610                 50             111,660
                                                                                 ---------            -------           ---------
Decrease in net unrealized gains included in other
   comprehensive income                                                           (207,275)               (95)           (207,370)
                                                                                 ---------            -------           ---------
Net unrealized gains (losses) on securities available for sale
   as of December 31, 1999                                                        (101,085)              (128)           (101,213)
Change during year ended December 31, 2000:
   Increase in stated amount of securities                                         262,104              4,201             266,305
   Decrease in value of business acquired and deferred
     policy acquisition costs                                                     (115,040)                --            (115,040)
   Increase in deferred income tax liabilities                                     (51,504)            (1,455)            (52,959)
                                                                                 ---------            -------           ---------
Increase in net unrealized gains included in other
   comprehensive income                                                             95,560              2,746              98,306
                                                                                 ---------            -------           ---------
Net unrealized gains on securities available for sale as
   of December 31, 2000                                                             (5,525)             2,618              (2,907)
Change during year ended December 31, 2001:
   Increase (decrease) in stated amount of securities                              117,084             (2,049)            115,035
   Decrease in value of business acquired and deferred
     policy acquisition costs                                                      (46,813)                --             (46,813)
   Increase in derivative financial instruments                                         --              5,760               5,760
   Increase in deferred income tax liabilities                                     (24,561)            (1,314)            (25,875)
                                                                                 ---------            -------           ---------
Increase in net unrealized gains included in other
   comprehensive income                                                             45,710              2,397              48,107
                                                                                 ---------            -------           ---------
Net unrealized gains on securities available for sale
   as of December 31, 2001                                                       $  40,185            $ 5,015           $  45,200
                                                                                 =========            =======           =========

NET INVESTMENT INCOME
The details of investment income, net of investment expenses, follow (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Interest on debt securities                                                       $701,049           $731,283            $648,201
Investment income on equity securities                                               1,769              1,744               2,817
Interest on mortgage loans                                                          94,231             90,413              71,170
Interest on policy loans                                                            33,446             32,855              27,098
Other investment income                                                              5,770             10,046               7,086
                                                                                  --------           --------            --------
Gross investment income                                                            836,265            866,341             756,372
Investment expenses                                                                 26,990             34,598              29,444
                                                                                  --------           --------            --------
Net investment income                                                             $809,275           $831,743            $726,928
                                                                                  ========           ========            ========

Investment expenses include interest, salaries, expenses of maintaining and operating investment real estate, real estate depreciation and other allocated costs of investment management and administration.

REALIZED GAINS AND LOSSES
The details of realized investment gains (losses) follow (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------             -------
Common stocks                                                                     $  1,476           $ (2,099)            $   (95)
Real estate                                                                            609                 --                 157
Debt securities                                                                    (57,272)            (9,598)             (4,932)
Other                                                                               (1,380)            (1,305)             (1,106)
Amortization of deferred policy acquisition costs                                    1,838                136               1,643
                                                                                  --------           --------             -------
Realized investment losses                                                        $(54,729)          $(12,866)            $(4,333)
                                                                                  ========           ========             =======

Information about gross realized gains and losses on available-for-sale securities transactions follows (IN THOUSANDS):

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Gross realized:
   Gains                                                                          $  7,732           $ 11,914            $  6,786
   Losses                                                                          (57,702)           (15,704)            (12,354)
                                                                                  --------           --------            --------
Net realized losses on available-for-sale securities                              $(49,970)          $ (3,790)           $ (5,568)
                                                                                  ========           ========            ========

OTHER INFORMATION
The Company sold certain securities that had been classified as held-to-maturity, due to significant declines in credit worthiness. Total proceeds were $21.9 million, $11.0 million and $4.9 million in 2001, 2000, and 1999.

4. DERIVATIVE FINANCIAL INSTRUMENTS
SFAS 133 requires companies to recognize all derivative instruments as either assets or liabilities in the balance sheet at fair value. The fair values of the Company's derivative instruments of $10.2 million at December 31, 2001, are included in other investments in the accompanying consolidated balance sheet. The accounting for changes in the fair value (i.e., gains or losses) of a derivative instrument depends on whether it has been designated and qualifies as part of a hedging relationship and further, on the type of hedging relationship. For those derivative instruments that are designated and qualify as hedging instruments, a company must designate the hedging instrument, based upon the exposure being hedged, as either a fair value hedge, cash flow hedge or a hedge of a net investment in a foreign operation. The Company accounts for changes in fair values of derivatives that have no hedge designation or do not qualify for hedge accounting through current earnings during the period of the change. For derivatives that are designated and qualify as cash flow hedges, the effective portion of the gain or loss on the derivative instrument is reported as a component of other comprehensive income and reclassified into earnings in the same period during which the hedged transaction impacts earnings. The remaining gain or loss on these derivative instruments is recognized in current earnings during the period of the change. Effectiveness of the Company's hedge relationships is assessed and measured on a quarterly basis. The Company has no fair value hedges or hedges of net investments in foreign operations.

CASH FLOW HEDGING STRATEGY
The Company uses interest rate swaps to convert floating rate investments to fixed rate investments. Interest is exchanged periodically on the notional value, with the Company receiving the fixed rate and paying various short-term LIBOR rates on a net exchange basis. For the year ended December 31, 2001, the ineffective portion of the Company's cash flow hedging instruments, which is recognized in realized investment gains, was not significant. At December 31, 2001, the maximum term of interest rate swaps that hedge floating rate investments was eight years.

For the year ended December 31, 2001, the Company's other comprehensive income related to cash flow hedges was $5.8 million.

The Company does not expect to reclassify a significant amount of net gains (losses) on derivative instruments from accumulated other comprehensive income to earnings during the next twelve months.

OTHER DERIVATIVES
GLIC marketed an equity indexed annuity product which has an equity market component, where interest credited to the contracts is linked to the performance of the S&P 500(R) index. GLIC historically managed this risk by purchasing call options that mirrored the interest credited to the contracts. These call options act as an economic hedge, as changes in their fair values are recognized in net investment income. The change in income was not significant.

Certain swaps serve as economic hedges but do not qualify for hedge accounting under SFAS 133. These swaps are marked to market through realized gains. For the year ended December 31, 2001, the Company recognized realized investment gains of $170 thousand related to these swaps.

The Company also invests in debt securities with embedded options, which are considered to be derivative instruments under SFAS 133. These derivatives are marked to market through realized investment gains, but had an insignificant effect for the year ended December 31, 2001.

The Company is exposed to credit risk in the event of non-performance by counterparties to derivative instruments. The Company limits this exposure by diversifying among counterparties with high credit ratings.

The Company's credit risk exposure on swaps is limited to the fair value of swap agreements that it has recorded as an asset. The Company does not expect any counterparty to fail to meet its obligation. Currently, non-performance by a counterparty would not have a material adverse effect on the Company's financial position or results of operations. The Company's exposure to market risk is mitigated by the offsetting effects of changes in the value of swap agreements and the related direct investments and credited interest on annuities.

5. DEFERRED POLICY ACQUISITION COSTS AND VALUE OF BUSINESS ACQUIRED
Policy acquisition costs deferred and the related amortization charged to income were as follows (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Beginning balance                                                                 $469,637           $329,513            $223,337
Deferral:
   Commissions                                                                     155,973            164,144             104,033
   Other                                                                            53,041             48,257              30,801
                                                                                  --------           --------            --------
                                                                                   209,014            212,401             134,834
Amortization                                                                       (96,946)           (73,089)            (29,273)
Adjustment related to realized losses on debt securities                               393                224                 615
Adjustment related to unrealized (gains) losses on
   securities available-for-sale                                                   (21,813)               588                  --
                                                                                  --------           --------            --------
Ending balance                                                                    $560,285           $469,637            $329,513
                                                                                  ========           ========            ========

Changes in the value of business acquired were as follows (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Beginning balance                                                                 $739,575           $949,095            $568,208
Deferral of commissions and accretion of interest                                   12,067             17,860              22,142
Amortization                                                                       (68,453)          (107,773)            (82,778)
Adjustment related to purchase accounting adjustments                                   --             (3,891)            206,108
Adjustment related to realized losses (gains) on debt securities                     1,445                (88)              1,028
Adjustment related to unrealized (gains) losses on securities
   available-for-sale                                                              (25,000)          (115,628)            234,387
                                                                                  --------           --------            --------
Ending balance                                                                    $659,634           $739,575            $949,095
                                                                                  ========           ========            ========

Expected approximate amortization percentages of the value of business acquired over the next five years are as follows:

             2002                                              10.1%
             2003                                               8.9%
             2004                                               7.6%
             2005                                               6.5%
             2006                                               5.4%

6. POLICY LIABILITIES INFORMATION
INTEREST RATE ASSUMPTIONS
The liability for future policy benefits associated with ordinary life insurance policies has been determined using initial interest rate assumptions ranging from 7.0% to 7.75% and, when applicable, uniform grading over 10 years to an ultimate rate of 6.50%. Interest rate assumptions for weekly premium, monthly debit and term life insurance products generally fall within the same ranges as those pertaining to ordinary life insurance policies.

Credited interest rates for universal life-type products ranged from 4.0% to 6.6% in 2001, 4.1% to 6.6% in 2000 and 4.1% to 6.6% in 1999. The average credited interest rates for universal life-type products were 5.5%, 5.4%, and 5.3% in 2001, 2000, and 1999. For annuity products, credited interest rates generally ranged from 4.0% to 6.0% in 2001, 4.0% to 8.0% in 2000 and 4.0% to 6.0% in 1999.

MORTALITY AND WITHDRAWAL ASSUMPTIONS
Assumed mortality rates are generally based on experience multiples applied to select and ultimate tables commonly used in the industry. Withdrawal assumptions for individual life insurance policies are based on historical company experience and vary by issue age, type of coverage and policy duration.

For immediate annuities issued prior to 1987, mortality assumptions are based on blends of the 1971 Individual Annuity Mortality Table and the 1969-71 U.S. Life Tables. For similar products issued between 1987 and 1999, mortality assumptions are based on blends of the 1983a and 1979-81 U.S. Life Tables. For similar products issued after 1999, mortality assumptions are based on the Annuity 2000 Mortality Table.

ACCIDENT AND HEALTH AND DISABILITY INSURANCE LIABILITIES ACTIVITY
Activity in the liabilities for accident and health and disability benefits, including reserves for future policy benefits and unpaid claims and claim adjustment expenses, is summarized below (IN THOUSANDS):

                                                                                             YEAR ENDED DECEMBER 31,
                                                                                  -----------------------------------------------
                                                                                    2001               2000                1999
                                                                                  --------           --------            --------
Balance as of January 1                                                           $365,280           $325,616            $130,643
Less reinsurance recoverables                                                      105,935             94,677              43,578
                                                                                  --------           --------            --------
Net balance as of January 1                                                        259,345            230,939              87,065
                                                                                  --------           --------            --------
Acquisitions                                                                            --                 --             143,468
                                                                                  --------           --------            --------
Amount incurred:
   Current year                                                                    281,161            237,307              23,197
   Prior years                                                                     (18,283)           (11,849)             (5,294)
                                                                                  --------           --------            --------
                                                                                   262,878            225,458              17,903
                                                                                  --------           --------            --------
Less amount paid:
   Current year                                                                    173,413            139,210               5,394
   Prior years                                                                      58,123             57,842              12,103
                                                                                  --------           --------            --------
                                                                                   231,536            197,052              17,497
                                                                                  --------           --------            --------
Net balance as of December 31                                                      290,687            259,345             230,939
Plus reinsurance recoverables                                                       94,894            105,935              94,677
                                                                                  --------           --------            --------
Balance as of December 31                                                         $385,581           $365,280            $325,616
                                                                                  ========           ========            ========
Balance as of December 31 included with:
Future policy benefits                                                            $346,963           $310,669            $280,664
Policy and contract claims                                                          38,618             54,611              44,952
                                                                                  --------           --------            --------
                                                                                  $385,581           $365,280            $325,616
                                                                                  ========           ========            ========

The Company uses conservative estimates for determining its liability for accident and health and disability benefits, which are based on historical claim payment patterns and attempt to provide for potential adverse changes in claim patterns and severity. Lower than anticipated claims resulted in adjustments to liabilities in each year.

7. STATUTORY FINANCIAL INFORMATION
The Company prepares financial statements on the basis of statutory accounting practices (SAP) prescribed or permitted by the Nebraska Department of Insurance. Prescribed SAP includes the Accounting Practices and Procedures Manual of the National Association of Insurance Commissioners (NAIC) as well as state laws, regulations and administrative rules. Permitted SAP encompass all accounting practices not so prescribed. The Company does not utilize any permitted accounting practices in the preparation of the statutory financial statements.

The principal differences between SAP and generally accepted accounting principles (GAAP) as they relate to the financial statements of the Company are
(1) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (2) Goodwill and value of business acquired are not capitalized under SAP, but are under GAAP, (3) amounts collected from holders of universal life-type and annuity products are recognized as premiums when collected under SAP, but are initially recorded as contract deposits under GAAP, with cost of insurance recognized as revenue when assessed and other contract charges recognized over the periods for which services are provided, (4) the classification and carrying amounts of investments in certain securities are different under SAP than under GAAP, (5) the criteria for providing asset valuation allowances, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP,
(6) the timing of establishing certain reserves, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP, (7) certain assets are not admitted for purposes of determining surplus under SAP, and (8) changes in deferred taxes associated with timing differences are recorded in net income under GAAP rather than directly to equity under SAP, and the methodologies used to determine the amounts thereof, are different under SAP than under GAAP.

Effective January 1, 2001, the NAIC revised the Accounting Practices and Procedures Manual in a process referred to as Codification. Nebraska has adopted the provisions of the revised manual with certain exceptions.

The revised manual has changed, to some extent, prescribed statutory accounting practices and resulted in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements.

The implementation resulted in an increase to the Company's statutory surplus of $39.4 million, primarily through the addition of deferred income tax assets.

Reported capital and surplus on a statutory basis at December 31, 2001 and 2000 was $912 million and $816 million. Reported statutory net income (including GLIC for 2001 and 2000) for the years ended December 31, 2001, 2000, and 1999 was $249 million, $210 million, and $196 million.

The General Statutes of Nebraska require the Company to maintain minimum capital of $1.2 million and minimum unassigned surplus of $300 thousand. Additionally, Nebraska limits the amount of dividends that the Company may pay annually without first obtaining regulatory approval. Generally, the limitations are based on a combination of statutory net gain from operations for the preceding year, 10% of statutory surplus at the end of the preceding year, and dividends and distributions made within the preceding twelve months. The Company could pay $244 million in dividends in 2002 without obtaining regulatory approval. Approximately $9 million could be paid by its subsidiary, JPLA, to the Company without approval of its state of domicile of New Jersery.

At December 31, 1999, GLIC had statutory capital and surplus of $157 million and GAAP stockholder's equity of $426 million. Prior to its acquisition, GLIC converted from a mutual form to a stock life company. In connection with that conversion, GLIC agreed to segregate certain assets to provide for dividends on participating policies using dividend scales in effect at the time of the conversion, providing that the experience underlying such scales continued. The assets, including revenue therefrom, allocated to the participating policies will accrue solely to the benefit of those policies. The assets and liabilities relating to these participating policies amounted to $298 million and $369 million at December 31, 2001 and $295 million and $372 million at December 31, 2000. The excess of liabilities over the assets represents the total estimated future earnings expected to emerge from these participating policies.

Risk-Based Capital ("RBC") requirements promulgated by the NAIC require life insurers to maintain minimum capitalization levels that are determined based on formulas incorporating credit risk, insurance risk, interest rate risk and general business risk. As of December 31, 2001, the Company's adjusted capital and surplus exceeded authorized control level RBC.

8. FEDERAL INCOME TAXES
The tax effects of temporary differences that gave rise to deferred income tax assets and liabilities are as follows (IN THOUSANDS):

                                                                                                            DECEMBER 31,
                                                                                                    -----------------------------
                                                                                                      2001                 2000
                                                                                                    ---------           ---------
Deferred income tax assets:
   Difference in policy liabilities                                                                  $194,932            $202,331
   Net unrealized losses on securities                                                                     --               1,536
   Obligation for postretirement benefits                                                                 919                 760
   Deferred compensation                                                                               22,114              22,114
   Depreciation differences                                                                                --                 736
   Other deferred tax assets                                                                           34,797              30,486
                                                                                                    ---------           ---------
Gross deferred tax assets                                                                             252,762             257,963

Deferred income tax liabilities:
   Deferral of policy acquisition costs and value of business acquired                               (136,984)           (124,494)
   Differences in investment basis                                                                    (24,474)            (27,810)
   Net unrealized gains on securities                                                                 (24,339)                 --
   Depreciation differences                                                                             1,026                  --
   Other deferred tax liabilities:
     Purchase accounting differences                                                                  (43,616)            (43,616)
     Section 351                                                                                      (13,204)            (12,016)
     Investment income differences                                                                    (24,387)            (25,978)
     Other                                                                                            (25,229)            (24,151)
                                                                                                    ---------           ---------
       Other deferred tax liabilities                                                                (106,436)           (105,761)
                                                                                                    ---------           ---------
Gross deferred tax liabilities                                                                       (291,207)           (258,065)
                                                                                                    ---------           ---------
Net deferred income tax liabilities                                                                 $ (38,445)          $    (102)
                                                                                                    =========           =========

Federal income tax returns for tax years 1997, 1998, 1999 and 2000 are currently under examination by the Internal Revenue Service, and no assessments have been proposed to date. In the opinion of management, recorded income tax liabilities adequately provide for these pending assessments as well as all remaining open years.

Under prior federal income tax law, one-half of the excess of a life insurance company's income from operations over its taxable investment income was not taxed, but was set aside in a special tax account designated as "Policyholders' Surplus". The Company has approximately $15.8 million of untaxed "Policyholders' Surplus" on which no payment of federal income taxes will be required unless it is distributed as a dividend, or under other specified conditions. No related deferred tax liability has been recognized for the potential tax which would approximate $5.5 million under current proposed rates.

In 2001, other assets includes $32.0 million for a federal income tax refund owed to the Company. In 2000, other assets included $23.0 million for a federal income tax refund owed to the Company.

9. RETIREMENT BENEFIT PLANS PENSIONS
The Company's employees participate in JPCorp's defined benefit pension plans covering substantially all employees. The plans are noncontributory and are funded through group annuity contracts issued by Jefferson-Pilot Life Insurance Company, an affiliate. The assets of the plan are those of the related contracts, and are primarily held in the separate accounts of Jefferson-Pilot Life Insurance Company. The plans provide benefits based on annual compensation and years of service. The funding policy is to contribute annually no more than the maximum amount deductible for federal income tax purposes. The plans are administered by JPCorp. Pension expense for all years presented was not significant.

OTHER POSTRETIREMENT BENEFITS
The Company provides certain other postretirement benefits, principally health care and life insurance, to retired employees and their beneficiaries and covered dependents. The Company contributes to a welfare benefit trust from which future benefits will be paid. The Company accrues the cost of providing postretirement benefits other than pensions during the employees' active service period. Plan expense for all years presented was not significant.

DEFINED CONTRIBUTION PLANS
Defined contribution retirement plans cover most employees and full time agents. The Company matches a portion of participant contributions and makes profit sharing contributions to a fund that acquires and holds shares of JPCorp's common stock. Most plan assets are invested under a group variable annuity contract issued by Jefferson-Pilot Life Insurance Company. Plan expense for all years presented was not significant.

10. REINSURANCE
The Company attempts to reduce its exposure to significant individual claims by reinsuring portions of certain individual life insurance policies and annuity contracts written. The Company reinsures a portion of an individual life risk in excess of its retention, which ranges from $400 thousand to $2 million for various individual life and annuity products. The Company also attempts to reduce exposure to losses that may result from unfavorable events or circumstances by reinsuring certain levels and types of accident and health insurance risks underwritten. The Company assumes portions of the life and accident and health risks underwritten by certain other insurers on a limited basis, but amounts related to assumed reinsurance are not significant to the consolidated financial statements.

JPFIC reinsures 100% of the Periodic Payment Annuities (PPA), COLI and Affiliated credit insurance business written prior to 1995 with affiliates of Household International, Inc. on a coinsurance basis. Balances are settled monthly, and the reinsurers compensate JPFIC for administrative services related to the reinsured business. The amount due from reinsurers in the accompanying consolidated balance sheets includes $914 million and $948 million due from the Household affiliates at December 31, 2001 and 2000.

Assets related to the reinsured PPA and COLI business have been placed in irrevocable trusts formed to hold the assets for the benefit of JPFIC and are subject to investment guidelines which identify (1) the types and quality standards of securities in which new investments are permitted, (2) prohibited new investments, (3) individual credit exposure limits and (4) portfolio characteristics. Household has unconditionally and irrevocably guaranteed, as primary obligor, full payment and performance by its affiliated reinsurers. JPFIC has the right to terminate the PPA and COLI reinsurance agreements by recapture of the related assets and liabilities if Household does not take a required action under the guarantee agreements within 90 days of a triggering event. JPFIC has the option to terminate the PPA and COLI reinsurance agreements on the seventh anniversary of the acquisition, by recapturing the related assets and liabilities at an agreed-upon price or their then current fair values as independently determined.

As of December 31, 2001 and 2000, JPFIC had reinsurance recoverable of $81 million and $84 million from a single reinsurer, pursuant to a 50% coinsurance agreement. JPFIC and the reinsurer are joint and equal owners in $162 million and $172 million of securities and short-term investments as of December 31, 2001 and 2000, 50% of which is included in investments in the accompanying consolidated balance sheets.

Reinsurance contracts do not relieve an insurer from its primary obligation to policyholders. Therefore, the failure of a reinsurer to discharge its reinsurance obligations could result in a loss to the Company. The Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk related to reinsurance activities. No significant credit losses have resulted from the Company's reinsurance activities during the three years ended December 31, 2001.

The effects of reinsurance on total premiums and other considerations and total benefits are as follows (IN THOUSANDS):

                                                                                            YEAR ENDED DECEMBER 31,
                                                                                -----------------------------------------------
                                                                                   2001               2000               1999
                                                                                ----------         ----------          --------
Premiums and other considerations, before effect
   of reinsurance ceded                                                         $1,169,727         $1,095,713          $563,114
Less premiums and other considerations ceded                                       110,641            149,639           116,197
                                                                                ----------         ----------          --------
Net premiums and other considerations                                           $1,059,086         $  946,074          $446,917
                                                                                ==========         ==========          ========
Benefits, before reinsurance recoveries                                         $1,309,974         $1,266,204          $882,274
Less reinsurance recoveries                                                        177,546            219,468           232,886
                                                                                ----------         ----------          --------
Net benefits                                                                    $1,132,428         $1,046,736          $649,388
                                                                                ==========         ==========          ========

11. OTHER COMPREHENSIVE INCOME
The components of other comprehensive income, along with selected tax effects are as follows (IN THOUSANDS):

                                                                              UNREALIZED         DERIVATIVE
                                                                               GAINS ON           FINANCIAL
                                                                            AVAILABLE-FOR-       INSTRUMENTS
                                                                           SALE SECURITIES      GAINS/(LOSSES)            TOTAL
                                                                           ---------------      --------------          ---------
BALANCE AT DECEMBER 31, 1998                                                     $ 106,157            $    --           $ 106,157
Unrealized holding losses arising during period,
   net of $113,609 tax benefit                                                    (210,989)                --            (210,989)
Less: reclassification adjustment
Losses realized in net income, net of $1,949 tax benefit                            (3,619)                --              (3,619)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 1999                                                      (101,213)                --            (101,213)
Unrealized holding gains arising during period,
   net of $51,632 tax expense                                                       95,843                 --              95,843
Less: reclassification adjustment
Losses realized in net income, net of $1,327 tax benefit                            (2,463)                --              (2,463)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 2000                                                        (2,907)                --              (2,907)
Unrealized holding gains arising during period,
   net of $6,381 tax expense                                                        11,871                 --              11,871
Change in fair value of derivatives, net of $2,016 tax expense                          --              3,744               3,744
Less: reclassification adjustment
Losses realized in net income, net of $17,478 tax benefit                          (32,492)                --             (32,492)
                                                                                 ---------            -------           ---------
BALANCE AT DECEMBER 31, 2001                                                     $  41,456            $ 3,744           $  45,200
                                                                                 =========            =======           =========

12. TRANSACTIONS WITH AFFILIATED COMPANIES
The Company has entered into service agreements with JPCorp and other subsidiaries of JPCorp for personnel and facilities usage, general management services and investment management services. The Company expensed $153.9 million, $154.0 million, and $75.7 million in 2001, 2000, and 1999, for general management and investment services provided by Jefferson-Pilot Life Insurance Company (JP Life), of which $15.2 million and $11.9 million remained payable as of December 31, 2001 and 2000, respectively. The remainder of the payable to affiliates at year end was due to other affiliates.

During 1999, an affiliate, JP Life, paid the Company $100 million in premiums for a life insurance policy on certain employees of JP Life. At December 31, 2001 and 2000, the reserve carried by the Company for this policy totaled approximately $115 million and $108 million.

Included in payable to affiliates is a $50 million surplus note issued by the Company on September 24, 1994, that is held by HARCO Capital Corp., an affiliate. The note bears interest at 9.76% and matures on September 30, 2024. The Company recognized interest expense of $4.9 million during 2001, 2000, and 1999.

The Company has the right to repay the note on any March 31 or September 30 after September 30, 2004. The note calls for the Company to pay interest semiannually on March 31 and September 30. Any payment of interest or repayment of principal may be paid out only if the Company has obtained the prior written approval of the Nebraska Insurance Bureau, has adequate earned surplus funds for such payment, and if such payment would not cause the Company to violate the statutory capital requirements as set forth in the Nebraska Insurance Code.

The Company owns no securities of the Parent or any affiliate of the Parent other than the following, reflected at the carrying amounts in the accompanying consolidated balance sheets as of December 31 (IN THOUSANDS):

                                                                                                       2001               2000
                                                                                                    ----------         ----------
Jefferson-Pilot Communications Company (affiliate) Senior Promissory Notes
   due 2003 through 2010, interest ranging from 6.5% to 8.0%                                          $36,361            $41,000

The Company recognized interest income totaling $2.6 million, $3.2 million and
3.1 million related to the preceding assets during 2001, 2000 and 1999.

The Company has an agreement with its affiliate broker/dealer, Jefferson-Pilot Variable Corporation (JPVC). The agreement calls for the Company to pay JPVC for sales of the Company's variable annuity and variable universal life contracts. The amount paid is based on sales during the period and contracts in force. During 2001, 2000 and 1999, the Company recorded expense of $67.6 million, $69.0 million and 55.6 million related to this agreement.

13. FAIR VALUES OF FINANCIAL INSTRUMENTS
The carrying value and fair value of financial instruments were as follows (IN THOUSANDS):

                                                                                  YEAR ENDED DECEMBER 31,
                                                           -----------------------------------------------------------------------
                                                                        2001                                    2000
                                                           -------------------------------        --------------------------------
                                                             CARRYING             FAIR              CARRYING              FAIR
                                                               VALUE              VALUE               VALUE               VALUE
                                                           ------------       ------------        ------------        ------------
FINANCIAL ASSETS
Debt securities available-for-sale                          $7,795,093         $7,795,093          $7,888,214          $7,888,214
Debt securities held-to-maturity                             1,433,827          1,458,334           1,538,991           1,546,741
Equity securities available-for-sale                            14,519             14,519              21,168              21,168
Cash and cash equivalents                                      154,699            154,699               4,244               4,244
Policy loans                                                   661,241            723,012             674,936             738,534
Mortgage loans on real estate                                1,200,040          1,257,941           1,168,188           1,208,406
Derivative financial instruments                                10,152             10,152               7,676               8,182

FINANCIAL LIABILITIES
Annuity contracts in accumulation phase                      2,479,873          2,433,483           2,683,346           2,631,987
Securities sold under repurchase agreements                    191,330            191,330             172,778             172,778

The fair values of cash, cash equivalents, balances due on account from agents, reinsurers and others, and accounts payable approximate their carrying amounts in the accompanying consolidated balance sheets due to their short-term maturity or availability. Assets and liabilities related to separate accounts are reported at fair value in the accompanying consolidated balance sheets.

The fair values of debt and equity securities and derivative financial instruments have been determined from nationally quoted market prices and by using values supplied by independent pricing services and discounted cash flow techniques.

The fair value of the mortgage loan portfolio has been estimated by discounting expected future cash flows using the interest rate currently offered for similar loans.

The fair value of policy loans outstanding for traditional life products has been estimated using a current risk-free interest rate applied to expected future loan repayments projected based on historical repayment patterns.

The fair values of policy loans on universal life-type and annuity products approximate carrying values due to the variable interest rates charged on those loans.

Annuity contracts do not generally have defined maturities. Therefore, fair values of the liabilities under annuity contracts, the carrying amounts of which are included with policyholder contract deposits in the accompanying consolidated balance sheets, are estimated to equal the cash surrender values of the contracts.

The fair value of the liability for securities sold under repurchase agreements approximates its carrying amount, which includes accrued interest.

14. COMMITMENTS AND CONTINGENT LIABILITIES
The Company routinely enters into commitments to extend credit in the form of mortgage loans and to purchase certain debt securities for its investment portfolio in private placement transactions. The fair value of outstanding commitments to fund mortgage loans and to acquire debt securities in private placement transactions, which are not reflected in the accompanying consolidated balance sheet, approximates $31 million and $24 million as of December 31, 2001 and 2000.

The Company leases electronic data processing equipment and field office space under noncancelable operating lease agreements. The lease terms generally range from three to five years. Neither annual rent nor future rental commitments are significant.

In the normal course of business, the Company and its subsidiary are parties to various lawsuits. Because of the considerable uncertainties that exist, the Company cannot predict the outcome of pending or future litigation. However, management believes that the resolution of pending legal proceedings will not have a material adverse effect on the Company's financial position or liquidity, although it could have a material adverse effect on the results of operations for a specific period.

PART C      OTHER INFORMATION

ITEM  24.   FINANCIAL STATEMENTS AND EXHIBITS

      (a)   Financial Statements
            All required financial statements are included in Part A and Part B of this Registration Statement.

(b) Exhibits:
            (1) Resolution of the Board of Directors of Jefferson Pilot Financial Insurance Company authorizing establishment of the Separate Account. 1/

            (2)  Not Applicable.

            (3) Distribution Agreement by and between Jefferson Pilot Financial Insurance Company, on its own behalf and on the behalf of the Separate Account, and Jefferson Pilot Variable Corporation. 2/

            (4)  Form of Variable Annuity Contract. 2/

            (5)  Form of Application for the Variable Annuity Contract. 2/

            (6)  (a) Amended and Restated Articles of Incorporation and
                     Redomestication of Jefferson Pilot Financial Insurance Company. 3/

            (b)  By-Laws of Jefferson Pilot Financial Insurance Company. 3/

            (7)  Not Applicable.

            (8)  Participation Agreements. 2/


                 (a) Shareholder Services Agreement by and between Jefferson
                     Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company and American Century Investment Services, Inc.

                 (b) Participation Agreement Among Ayco Series Trust, Mercer
                     Allied Company, L.P. and Jefferson Pilot Financial Insurance Company.

                 (c) Administrative Services Agreement by and among Ayco Series
                     Trust, The Ayco Company, L.P. and Jefferson Pilot Financial Insurance Company.

                 (d) Participation Agreement among Jefferson Pilot Financial
                     Insurance Company and Jefferson Pilot LifeAmerica Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributors LLC.


            (9)  Opinion and Consent of Counsel. 2/

            (10) Consent of Independent Auditors.

            (11) Not Applicable.

            (12) Not Applicable.

            (13) Schedule of Computation of Performance. 2/

     1/ Incorporated by reference to the initial Registration Statement on Form N-4 for the JPF Variable Annuity Separate Account filed on January 12, 2000 (Registration No. 333-94539).

     2/ Incorporated by reference to Pre-Effective Admendment No. 1 to the Registration Statement on Form N-4 for the JPF Variable Annuity Separate Account filed on June 9, 2000 (Registration No. 333-94539).

     3/ Incorporated by reference to the initial Registration Statement on Form N-4 for the JPF Variable Annuity Separate Account II filed on August 1, 2000 (Registration No. 811-8374).

ITEM  25.  DIRECTORS AND OFFICERS OF THE DEPOSITOR


Name and Principal                Position and Offices
Business Address                  with Depositor
------------------                --------------
David A. Stonecipher              Director; Chairman of the
                                  Board and Chief Executive Officer

Kenneth C. Mlekush                Director; President

Robert D. Bates                   Director; Executive Vice President
8801 Indian Hills Drive
Omaha, NE 68114

Dennis R. Glass                   Director; Executive Vice President

Hoyt J. Phillips                  Director; Senior Vice President

John D. Hopkins                   Executive Vice President and General Counsel

Charles C. Cornelio               Executive Vice President

John C. Ingram                    Executive Vice President

Reggie D. Adamson                 Senior Vice President

Ronald R. Angarella               Senior Vice President
One Granite Place
Concord, NH 03301

Hal B. Phillips, Jr.              Senior Vice President and Chief Life Actuary

Richard T. Stange                 Senior Vice President, Deputy General Counsel

David K. Booth                    Vice President
One Granite Place
Concord, NH 03301

Michael Burns                     Vice President

Wendalyn J. Chase                 Vice President
One Granite Place
Concord, NH 03301

Dean F. Chatlain                  Vice President

Patricia B. Creedon               Vice President
One Granite Place
Concord, NH 03301

Kenneth S. Dwyer                  Vice President

Patrick A. Lang                   Vice President
One Granite Place
Concord, NH 03301

Shari J. Lease                    Vice President
One Granite Place
Concord, NH 03301

Robert A. Reed                    Vice President and Secretary

Russell C. Simpson                Vice President and Treasurer

Frank A. Sutherland, Jr.          Vice President

John A. Weston                    Vice President
One Granite Place
Concord, NH  03301


*/ Except as otherwise noted, the Principal business address for each officer and director is 100 N. Greene St., Greensboro, North Carolina, 27401.

ITEM 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

The Company owns the assets comprising each Variable Subaccount of the Registrant. The Company is an wholly-owned subsidiary of Jefferson-Pilot Corporation.

Separate financial statements are filed for the Registrant.

The following is a list of corporations controlled by Jefferson-Pilot
Corporation:

                                                                       % Voting
                                                    Organized          Stock
                                                    Under              Owned by
Names of Subsidiaries                               Laws of:           Parent
---------------------                               --------           ------
Jefferson-Pilot Life Insurance Company              North Carolina     100%
Jefferson Pilot Variable Corporation                North Carolina     100%
Jefferson-Pilot Communications Company              North Carolina     100%
Jefferson Pilot Financial Insurance Company         New Hampshire      100%
Jefferson Pilot LifeAmerica Insurance Company       New Jersey         100%
Jefferson Pilot Securities Corporation              New Hampshire      100%
Jefferson Pilot Investment Advisory Corporation     Tennessee          100%
The Guarantee Life Companies, Inc.                  Delaware           100%
PFG, Inc.                                           Pennsylvania       100%
Westfield Assigned Benefits Company                 Ohio               100%
The Polaris Group, Inc.                             Connecticut        100%
Polaris Financial Services, Inc.                    Connecticut        100%
Polaris Advisory Services, Inc.                     Connecticut        100%

Omitted from the list are subsidiaries of Jefferson-Pilot Corporation and the other companies listed which, considered in the aggregate as a single subsidiary, would not constitute a significant subsidiary. Since none of the companies listed is a subsidiary of the registrant, only the financial statements of the registrant are filed.

ITEM  27.  NUMBER OF CONTRACT OWNERS


As of April 5, 2002, there were 477 Owners of the Policies, 146 of which owned Non-Qualified Policies and 331 of which owned Qualified Policies.


ITEM  28.  INDEMNIFICATION

Reference is made to Article 6 of the Amended and Restated Charter of Jefferson Pilot Financial Insurance Company, which states: "The Corporation shall have the power to indemnity its directors to the fullest extent permitted by law."


Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officers, controlling persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the company of expenses incurred or paid by a director, officer or controlling person of the Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer, or controlling person in connection with the securities being registered, the Company will, unless in the opinion of its counsel, the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.


ITEM  29.  PRINCIPAL UNDERWRITER

(a) Jefferson Pilot Variable Corporation also acts as principal underwriter for the following:

     - JPF Separate Account A of Jefferson Pilot Financial Insurance Company
     - JPF Separate Account C of Jefferson Pilot Financial Insurance Company
     - JPF Separate Account B of Jefferson Pilot LifeAmerica Insurance Company
     - JPF Separate Account D of Jefferson Pilot LifeAmerica Insurance Company
     - Jefferson Pilot Variable Fund, Inc.
     - JPF Variable Annuity Separate Account II of Jefferson Pilot Financial Insurance Company

(b) The Directors and Officers of Jefferson Pilot Variable Corporation, the principal underwriter for the Registrant, are as follows:


NAME AND PRINCIPAL                        POSITIONS AND
BUSINESS ADDRESS                          OFFICES WITH UNDERWRITER
----------------                          ------------------------
   Ronald R. Angarella                    Director and President
   David K. Booth                         Vice President, Marketing
   W. Thomas Boulter                      Vice President and Chief Compliance Officer
   Lisa S. Clifford                       Assistant Vice President, Compliance
   Charles C. Cornelio                    Director
   Carol R. Hardiman                      Director
   Shari J. Lease                         Secretary
   John A. Weston                         Treasurer and Chief Financial Officer
   Donna M. Wilbur                        Assistant Treasurer


   Address (except as otherwise noted):
      One Granite Place
      Concord, NH 03301

(c)

           (1)                     (2)                        (3)                   (4)                 (5)
           NAME OF                 NET UNDERWRITING
           PRINCIPAL               DISCOUNTS AND              COMPENSATION          BROKERAGE
           UNDERWRITER             COMMISSIONS                ON REDEMPTION         COMMISSIONS         COMPENSATION
 2000      Jefferson Pilot         $     0                    $      0              $    0               $    0
           Variable
           Corporation

ITEM  30.  LOCATION OF ACCOUNTS AND RECORDS

The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by the Company, One Granite Place, Concord, New Hampshire 03301.

ITEM  31.  MANAGEMENT SERVICES.

       None.

ITEM  32.  UNDERTAKINGS

      (a) Registrant undertakes that it will file a post-effective amendment to this registration statement as frequently as necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as Premium Payments under the Contract may be accepted (except in accordance with SEC staff no-action correspondence).

      (b) Registrant undertakes that it will include either (i) a postcard or similar written communication affixed to or included in the Prospectus that the applicant can remove to send for a Statement of Additional Information or (ii) a space in the Contract Application that an applicant can check to request a Statement of Additional Information.

      (c) Registrant undertakes to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request to the Company at the address or phone number listed in the Prospectus.

      (d) Jefferson Pilot Financial Insurance Company hereby represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Jefferson Pilot Financial Insurance Company.

SECTION 403(b) REPRESENTATIONS

The Company represents that it is relying on a no-action letter dated November 28, 1988, to the American Council of Life Insurance (Ref. No.IP-6-88), regarding Sections 22(e), 27(c)(1), and 27(d) of the Investment Company Act of 1940, in connection with redeemability restrictions on Section 403(b) Contracts, and that paragraphs numbered (1) through (4) of that letter will be complied with.

STATEMENT PURSUANT TO RULE 6c-7:  TEXAS OPTIONAL RETIREMENT PROGRAM

The Company and the Separate Account rely on 17 C.F.R. Section 270.6c-7, and represent that the provisions of that Rule have been or will be complied with.

                                   SIGNATURES


Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to paragraph (b) of rule 485 under the Securities Act of 1933, and has duly caused this Post-Effective Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro, State of North Carolina on this 15th day of April, 2002.


                               JPF VARIABLE ANNUITY
                               SEPARATE ACCOUNT

                               JEFFERSON PILOT FINANCIAL INSURANCE COMPANY
                               Depositor


                               /s/ David A. Stonecipher
                               ----------------------------------------
                               David A. Stonecipher
                               Chairman of the Board,
                               Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.


SIGNATURES                                  TITLE                                   DATE
----------                                  -----                                   ----
/s/ David A. Stonecipher       Director; Chairman of the Board and              April 15, 2002
David A. Stonecipher           Chief Executive Officer

/s/ Kenneth C. Mlekush         Director;  President                             April 15, 2002
Kenneth C. Mlekush

/s/ Dennis R. Glass            Director; Executive Vice President               April 15, 2002
Dennis R. Glass

/s/ Reggie D. Adamson          Senior Vice President                            April 15, 2002
Reggie D. Adamson              and  Chief Accounting Officer

/s/ Robert D. Bates            Director; Executive Vice President               April 15, 2002
Robert D. Bates

/s/ Hoyt J. Phillips           Director; Senior Vice President                  April 15, 2002
Hoyt J. Phillips

/s/ Theresa M. Stone           Executive Vice President                         April 15, 2002
Theresa M. Stone               and Chief Financial Officer

                                  EXHIBIT INDEX


EXHIBIT             DESCRIPTION OF                                              PAGE
   NO.                  EXHIBIT                                                 NO.
-------             --------------                                              ----
 (8)              Participation Agreements

(10)              Consent of Independent Auditors